UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Soliciting Material under 240.14a-12
Kemper Corporation
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Notice of 2014 Annual Meeting & Proxy Statement

Kemper Corporation
One East Wacker Drive
Chicago, Illinois 60601
kemper.com

One East Wacker Drive
Chicago, Illinois 60601

Notice of Annual Meeting of Shareholders To Be Held May 7, 2014
The 2014 Annual Meeting of Shareholders (“Annual Meeting”) of Kemper Corporation (the “Company” or “Kemper”) will be held at 10:00 a.m. Central Time on Wednesday, May 7, 2014, at The Kemper Building, One East Wacker Drive, Chicago, Illinois 60601. Attendees providing proper identification will be directed to the meeting room located on the 20th floor. The purpose of the Annual Meeting will be to:

(1)	Elect a Board of Directors;

(2)	Consider and vote on an advisory proposal on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2014;

(3)	Consider and vote on approval of the material terms of performance goals under the Company’s Executive Performance Plan;

(4)	Consider and vote on an advisory proposal on the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement; and

(5)	Consider and act upon such other business as may be properly brought before the meeting.
The Board of Directors has fixed March 10, 2014 as the record date for determining shareholders entitled to receive this notice and to vote at the Annual Meeting or any adjournments or postponements of the meeting. A list of registered shareholders as of the close of business on March 10, 2014 will be available for inspection at the Annual Meeting and for a period of ten days prior to May 7, 2014 during ordinary business hours at the Company’s executive offices located at One East Wacker Drive, Chicago, Illinois 60601.
By Order of the Board of Directors.

C. Thomas Evans, Jr.
Secretary
Chicago, Illinois
March 28, 2014
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 7, 2014: The Company’s 2014 Proxy Statement and 2013 Annual Report to Shareholders are available at proxyvote.com.

Regardless of whether you plan to attend the Annual Meeting, please vote your proxy as promptly as possible. You may vote by timely returning your signed and dated proxy card in the postage-paid envelope provided, or you may vote by telephone or through the Internet. Instructions are printed on your proxy card. To obtain directions to attend in person, you may contact Investor Relations by telephone at 312.661.4930, or by e-mail at investor.relations@kemper.com.

Table of Contents

PAGE
Questions & Answers about the Annual Meeting & Voting ...............................................................................	1
Proxy and Proxy Statement ...............................................................................................................................................	1
Voting and Record Date ....................................................................................................................................................	1
Quorum and Required Vote ...............................................................................................................................................	4
Shareholder Proposals, Nominations and Communications .............................................................................................	4
Cost of Proxy Solicitation .................................................................................................................................................	5
Additional Information about Kemper and Householding Requests ................................................................................	5

Ownership of Kemper Common Stock ............................................................................................................................	5
Directors and Executive Officers ......................................................................................................................................	5
Certain Beneficial Owners ................................................................................................................................................	7
Section 16(a) Beneficial Ownership Reporting Compliance ............................................................................................	8

Proposal 1: Election of Directors ......................................................................................................................................	8
Election ............................................................................................................................................................................	8
Business Experience of Nominees	8
Recommendation of the Board of Directors .....................................................................................................................	10

Director Compensation ........................................................................................................................................................	11
Director Compensation Table ...........................................................................................................................................	11
2013 Annual Non-Employee Director Compensation Program .......................................................................................	12

Corporate Governance .........................................................................................................................................................	13
Related Person Transactions .............................................................................................................................................	13
Director Independence ......................................................................................................................................................	14
Meetings and Committees of the Board of Directors .......................................................................................................	14
Selection of Board Nominees ...........................................................................................................................................	16
Compensation Committee Interlocks and Insider Participation .......................................................................................	17
Board Leadership and Role in Risk Oversight .................................................................................................................	17

Audit Committee Report ......................................................................................................................................................	17

Independent Registered Public Accountant ..................................................................................................................	18
Independent Registered Public Accountant Fees for 2013 and 2012 ...............................................................................	18
Pre-Approval of Services ..................................................................................................................................................	18

Proposal 2: Advisory Vote on Ratification of Independent Registered Public Accountant ..............................	18
Recommendation of the Board of Directors .....................................................................................................................	19

Executive Officers .................................................................................................................................................................	19

Executive Compensation ....................................................................................................................................................	19
Discussion of Compensation Committee Governance .....................................................................................................	19
Compensation Discussion and Analysis ...........................................................................................................................	21

Compensation Committee Report ....................................................................................................................................	34

Executive Officer Compensation & Benefits .................................................................................................................	34
Summary Compensation Table .........................................................................................................................................	34
Grants of Plan-Based Awards ...........................................................................................................................................	36
Grants of Plan-Based Awards in 2013 Table ....................................................................................................................	37
Outstanding Equity Awards at 2013 Fiscal Year-End Table .............................................................................................	38
Option Exercises and Stock Vested in 2013 Table ...........................................................................................................	39
Retirement Plans ..............................................................................................................................................................	40

Pension Benefits Table .....................................................................................................................................................	41
Deferred Compensation Plan ............................................................................................................................................	41
Nonqualified Deferred Compensation Table ....................................................................................................................	41
Potential Payments Upon Termination or Change in Control ...........................................................................................	42
Potential Payments Upon Termination or Change in Control at December 31, 2013 Table ............................................	43

Proposal 3: Approval of the Material Terms of Performance Goals Under the Company's Executive Performance Plan ..........................................................................................................................................	45
Overview and Reason for Proposal ...................................................................................................................................	45
Description of the Executive Performance Plan ...............................................................................................................	45
Plan Benefits .....................................................................................................................................................................	46
Required Vote ....................................................................................................................................................................	46
Recommendation of the Board of Directors .....................................................................................................................	46

Proposal 4: Advisory Vote on Compensation of the Company's Named Executive Officers .........................	46
Overview and Reason for Proposal ...................................................................................................................................	46
Recommendation of the Board of Directors ......................................................................................................................	47

Incorporation by Reference ................................................................................................................................................	47

APPENDIX A: Supplement to Compensation Discussion and Analysis ..................................................................................	A-1
APPENDIX B: Kemper Corporation Executive Performance Plan ..........................................................................................	B-1

Proxy Statement for the 2014 Annual Meeting of Shareholders
The Board of Directors (“Board of Directors” or “Board”) of Kemper Corporation (the “Company” or “Kemper”) is furnishing you with this Proxy Statement to solicit proxies to be voted at Kemper’s 2014 Annual Meeting of Shareholders (“Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Central Time on Wednesday, May 7, 2014, at The Kemper Building, One East Wacker Drive, Chicago, Illinois 60601. The proxies also may be voted at any adjournments or postponements of the meeting.
The mailing address of our principal executive offices is One East Wacker Drive, Chicago, Illinois 60601. We began sending these proxy materials on or about March 28, 2014 to all shareholders entitled to vote at the Annual Meeting.
All properly executed proxy cards, and all properly completed proxies submitted by telephone or through the Internet, that are delivered in response to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.
Questions & Answers about the Annual Meeting & Voting
Proxy and Proxy Statement
What is a proxy?
A proxy is your legal appointment of another person to vote the stock you own. That other person is called a proxy. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Donald G. Southwell, our Chairman, President and Chief Executive Officer, and C. Thomas Evans, Jr., our Associate General Counsel and Secretary, to act as proxies for the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you provide a proxy in the manner described in this Proxy Statement.
What is a Proxy Statement?
A Proxy Statement is a document that sets forth the information required by the federal securities laws and regulations administered by the Securities and Exchange Commission (“SEC”) which is intended to allow you to vote on an informed basis at the Annual Meeting.
Voting and Record Date
On what am I being asked to vote?
Shareholders will vote on the following proposals at the Annual Meeting:

1.	Election of the director nominees listed on page 8 (“Nominees”); and

2.	Advisory vote on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2014.

3.	Approval of the material terms of performance goals under the Company’s 2014 Executive Performance Plan; and

4.	Advisory proposal on the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement.

Who can vote?
You are entitled to vote at the Annual Meeting if you owned Kemper common stock (“Common Stock”) at the close of business on March 10, 2014. This date is called the record date (“Record Date”).
How many shares of Kemper stock are eligible to be voted at the Annual Meeting?
At the close of business on the Record Date, there were 55,460,019 shares of Common Stock issued and outstanding. Accordingly, 55,460,019 shares of Common Stock are eligible to be voted at the Annual Meeting. Kemper had no other voting securities outstanding on the Record Date.
How many votes do I have?
Each share of Common Stock that you owned on the Record Date entitles you to one vote. Your proxy card indicates the number of shares of Common Stock that you owned on the Record Date that may be voted at the Annual Meeting.
How do I give a proxy to vote my shares?
How you give a proxy to vote your shares depends on whether you hold your shares of Common Stock (i) as a “registered shareholder” or (ii) in “street name” through an institution, such as a stock brokerage firm or bank. The shares of a registered shareholder are registered with the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), in the shareholder’s own name. Shares held in street name are registered with the Company’s transfer agent in the name of the stock brokerage firm or other institution (or the name of its nominee), but not in the shareholder’s own name. In this case, the institution maintains its own internal records showing the shareholder as the actual beneficial owner of the shares.
Registered shareholders: If you hold your shares of Common Stock as a registered shareholder, you may give a proxy to vote your shares by one of the following methods:

•	Complete, sign and date your proxy card and return it no later than the commencement of the Annual Meeting in the postage-paid envelope provided;

•	Call the toll-free telephone number on your proxy card and follow the recorded instructions no later than 10:59 p.m. Central Time on Tuesday, May 6, 2014;

•	Access the proxy voting website identified on your proxy card and follow the instructions no later than 10:59 p.m. Central Time on Tuesday, May 6, 2014; or

•	Attend the Annual Meeting in person and deliver your proxy card or ballot to one of the ushers when requested to do so.
Shares held through 401(k) Plan: For shares held through the Company’s employee 401(k) Plan (“401(k) Plan”), proxy cards must be received, and telephone and website voting must be completed, by 1:00 a.m. Central Time on Monday, May 5, 2014 (“401(k) Deadline”), for your voting instructions to be effective. If you provide timely voting instructions for your 401(k) Plan shares, the plan trustee will confidentially vote your shares in accordance with your voting instructions. In accordance with the terms of the 401(k) Plan, if you do not vote your plan shares before the voting deadline, the plan trustee will vote your shares in the same proportion as all other shares were voted in accordance with timely voting instructions provided to the trustee by all other plan participants.
The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders who wish to give proxy voting instructions over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. In addition, in choosing among the available alternatives for proxy voting, shareholders should be aware that there may be some risk that a vote either by telephone or over the Internet might not be properly recorded or counted because of an unanticipated electronic malfunction. As described above, please note that the ability of shareholders of record to submit voting instructions by telephone and over the Internet ends at 10:59 p.m. Central Time on the day before the Annual Meeting, and, for 401(k) Plan shares, at the 401(k) Deadline. The reason for this cut-off is to allow for the timely assembly and tabulation of voting instruction data.
Shares held in street name: Your broker (or other institution holding your shares of Common Stock in street name) generally will supply you with its own form of proxy card requesting you to provide your voting instructions in writing or, in some cases, by telephone or over the Internet. Following its receipt of your voting instructions, the institution will be authorized to provide a proxy to the Company to vote your shares in accordance with any instructions you provide.
How will my proxy be voted?
If you (or your broker or other institution holding your shares held in street name) properly sign and timely return your proxy card, or timely deliver your voting instructions by telephone or over the Internet, the individuals designated as proxies on the proxy card will vote your shares as you have directed. With respect to Proposal 1, you may choose to vote “FOR” or “AGAINST,” or to “ABSTAIN” from voting for each director Nominee. With respect to Proposals 2, 3 and 4, you may choose to vote “FOR” or “AGAINST,” or to “ABSTAIN” from voting.
For shares held as a registered shareholder or through the 401(k) Plan, if you sign the proxy card but do not make specific choices, the designated proxies will vote your shares as recommended by the Company’s Board of Directors. For shares held in street name, you should contact your broker (or other institution) to determine the method by which your shares will be voted if you sign the proxy card but do not make specific choices. The Board of Directors recommends that you vote “FOR” all of the director Nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.
What is the effect of marking the proxy card to abstain from voting on any of the Proposals?
A proxy card marked “ABSTAIN” from voting on any of the proposals will be treated as present for purposes of determining a quorum, but will not be counted as votes cast for or against the proposal.
What are broker non-votes and how might they affect voting?
The applicable rules of the New York Stock Exchange (“NYSE”) allow a stockbroker holding securities in street name for its customer to exercise discretionary voting power for those securities with respect to some matters (called “discretionary” matters) but not others (called “non-discretionary” matters), depending on the subject matter of the proposal being voted on. Broker non-

votes can occur when a stockbroker does not receive voting instructions from its customer on a non-discretionary matter. Under the current NYSE rules, director elections and all matters related to executive compensation are considered non-discretionary matters for which brokers cannot vote undirected shares. Therefore, any shares you hold in street name will not be voted with regard to Proposals 1, 3 and 4 unless you provide timely voting instructions to your broker. Under the NYSE rules, Proposal 2 is considered a discretionary matter for brokers, and a broker not receiving voting instructions from a customer will be free to cast a vote in its discretion as to this matter.

How will voting on any other business be conducted?
As of the date hereof, the Company’s management is aware of no business that will come before the Annual Meeting other than Proposals 1 through 4 as described in this Proxy Statement, and only the Board of Directors may introduce any additional business. However, if any other business should properly come before the Annual Meeting, your proxy card will authorize the persons designated as proxies to vote on any such matters in their discretion.
How will the votes be counted, and how do I find out the voting results after the Annual Meeting?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election. The Company will report the voting results in a Current Report on Form 8-K that it will file with the SEC within four business days after the Annual Meeting.
May I revoke my proxy or change my voting instructions?
Shares held as a registered shareholder: You may revoke your proxy or change your voting instructions for registered shares as follows:

•	Deliver another signed proxy card with a later date anytime prior to the commencement of the Annual Meeting;

•	Notify Kemper’s Secretary, C. Thomas Evans, Jr., in writing prior the commencement of the Annual Meeting that you have revoked your proxy;

•	Call the toll-free telephone number, or access the proxy voting website, identified on the proxy card and re-vote any time prior to 10:59 p.m. Central Time on Tuesday, May 6, 2014; or

•	Attend the Annual Meeting in person and deliver a new signed proxy or ballot to one of the ushers when requested to do so.
Shares held through the 401(k) Plan: You may revoke your proxy or change your voting instructions for shares held through the 401(k) Plan by completing any of the following:

•	Deliver another signed proxy card with a later date prior to the 401(k) Deadline; or

•	Call the toll-free telephone number, or access the proxy voting website, identified on the proxy card and re-vote anytime prior to the 401(k) Deadline.
Shares held in street name: You should contact your stockbroker (or other institution holding your shares) to determine the procedures, if any, for revoking or changing your voting instructions for shares held in street name.
If I plan to attend the Annual Meeting, should I give my proxy?
Regardless of whether you plan to attend the Annual Meeting, we urge you to give a proxy. Returning your proxy card or giving voting instructions by telephone or over the Internet will not affect your right to attend the Annual Meeting and vote in person. However, giving a proxy will ensure that your shares are represented at the Annual Meeting in the event that you are unable to attend.
How do I vote in person?
If you owned Common Stock in your own name on the Record Date, your name will appear on the list of registered shareholders of the Company and, if you wish to attend in person, you will be admitted to the Annual Meeting and may vote by written ballot or by delivering a signed proxy card. However, note that: (i) Shares held through the 401(k) Plan must be voted by the 401(k) Deadline and, accordingly, may not be voted in person at the Annual Meeting; and (ii) if your shares are held in the name of a broker, bank or other institution, you must present written evidence at the Annual Meeting from the institution indicating that you were the beneficial owner of the shares on the Record Date and that you have been authorized by that institution to vote your shares in person. This written evidence is generally called a “Legal Proxy” and should be submitted to the Company’s Secretary, C. Thomas Evans, Jr., prior to the commencement of the Annual Meeting.
What does it mean if I receive more than one proxy card?
If your Kemper shares are held under different names or in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular proxy card.

Quorum and Required Vote
What is a quorum?
To conduct business at the Annual Meeting, a quorum must be present; that is, a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date must be represented in person or by proxy at the Annual Meeting. If you properly submit a proxy, your shares covered by that proxy will be counted towards a quorum.
How many votes are required to elect the Nominees for the Board of Directors and to approve Proposal 3?
Under the Company’s Amended and Restated Bylaws (“Bylaws”), if a quorum is present, each Nominee for director in Proposal 1 will be elected if the votes cast “FOR” exceed the votes cast “AGAINST” his or her election. Proposal 3 will be approved if the votes cast “FOR” exceed the votes cast “AGAINST” the proposal. Proposals 2 and 4 are advisory in nature and non-binding on the Company, although the Board's Audit Committee, in the case of Proposal 2, and Compensation Committee, in the case of Proposal 4, will take into account the results of any vote with less than a majority voting "FOR" such proposal when making its future decisions on the subject of the proposal.
Shareholder Proposals, Nominations and Communications
May a shareholder nominate someone at the 2014 Annual Meeting to be a director of Kemper or bring any other business before the 2014 Annual Meeting?
The Company’s Bylaws require advance notice to the Company if a shareholder intends to attend an annual meeting of shareholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a shareholder of record who meets the requirements set forth in Section 14 of the Company’s Bylaws and provides the required information in the notice within the time period described therein. Each year’s proxy statement states the applicable time period for providing such a notice for the next year’s annual meeting. The deadline for notices in relation to the 2014 Annual Meeting has expired, and the Company did not receive any such notices that complied with the Bylaws requirements during the prescribed notice period. Accordingly, no such director nominations or other business proposed by shareholders from the floor of the 2014 Annual Meeting will be in order. The procedures for shareholders to nominate directors or make other proposals relating to the 2015 Annual Meeting are summarized below in the answers to the following two questions.
How may a shareholder nominate someone to be a director of Kemper or bring any other business before the 2015 Annual Meeting?
In accordance with the advance notice requirements of the Bylaws described above, if a shareholder of record wishes to nominate directors or bring other business to be considered by shareholders at the 2015 Annual Meeting, such proposals must be made in writing to the Company no earlier than February 6, 2015 and no later than March 9, 2015. However, if the date of the 2015 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2014 Annual Meeting (i.e., May 7, 2014), then such nominations and proposals must be delivered in writing to the Company no earlier than 90 days prior to the 2015 Annual Meeting and no later than the close of business on the later of (i) the 60th day prior to the 2015 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2015 Annual Meeting is first made.
All shareholder proposals and notices should be submitted to the Secretary of Kemper, at One East Wacker Drive, Chicago, Illinois 60601.
Please note that these requirements relate only to matters intended to be proposed from the floor of the 2015 Annual Meeting. They are separate from certain SEC requirements that must be met to have shareholder proposals included in the Company’s Proxy Statement, as described immediately below.
When are shareholder proposals due so that they may be included in Kemper’s Proxy Statement for the 2015 Annual Meeting?
Pursuant to the regulations of the SEC that are currently in effect, shareholders who intend to submit proposals for inclusion in the Company’s proxy materials for the 2015 Annual Meeting must do so no later than November 28, 2014. Certain other SEC requirements must also be met to have a shareholder proposal included in the Company’s Proxy Statement. These requirements are independent of the advance notice requirements of the Company’s Bylaws described immediately above. Under SEC rules in effect on the date of this Proxy Statement, shareholder nominations of persons for election to the Board of Directors are not eligible for inclusion in the Company’s proxy materials. All shareholder proposals and notices should be submitted to the Secretary of Kemper, at One East Wacker Drive, Chicago, Illinois 60601.
How may a shareholder or other interested party communicate with the Board of Directors?
Shareholders and other interested parties may communicate with the Board of Directors, or with the non-management directors as a group, by calling the Kemper Corporate Responsibility Hotline (“Hotline”) at 866.398.0010 or submitting a report or inquiry online at listenupreports.com.
The Hotline and the online reporting function are managed by an independent company, and reports can be made anonymously or confidentially. Communications will be directed to the Chair of the Nominating & Corporate Governance Committee if addressed to the non-management or independent directors as a group.

Cost of Proxy Solicitation
What are the costs of soliciting these proxies and who pays them?
The Company has retained the services of Innisfree M&A Incorporated (“Innisfree”) to aid in the solicitation of proxies and will pay Innisfree a base fee fee of $12,500 for these services, plus its related costs and expenses. The Company will bear the total expense of the solicitation that will include, in addition to the amounts paid to Innisfree, amounts paid for printing and postage and to reimburse banks, brokerage firms and others for their expenses in forwarding proxy solicitation material. Although the principal distribution of proxy materials will be through the Internet, solicitation of proxies will also be made by mail. Additional proxy solicitation may be made by telephone or other direct communication with certain shareholders or their representatives by directors, officers and employees of the Company and its subsidiaries, who will receive no additional compensation for such solicitation.
 Additional Information about Kemper and Householding Requests
Where can I find more information about Kemper?
The Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments thereto are accessible free of charge through its website, kemper.com, as soon as reasonably practicable after such materials are filed with or furnished to the SEC. You may also obtain at no charge a copy of the Company’s most recent Annual Report on Form 10-K, including the financial statements and the financial statement schedules, other materials filed with the SEC and additional information regarding Kemper as follows:

•	Contact Kemper Investor Relations by telephone at 312.661.4930, or by e-mail at investor.relations@kemper.com.

•	Write to Kemper at One East Wacker Drive, Chicago, Illinois 60601, Attention: Investor Relations.
How may shareholders with the same address request delivery of either single or multiple copies of the Company’s Proxy Statement?
If you and another shareholder who shares your address received multiple copies of this Proxy Statement, you may contact the Company as described above and request that a single copy be sent to your address for future deliveries of Company communications. This is commonly referred to as “householding.” If your proxy statement was “householded” but you prefer to receive separate copies, you may contact the Company as described above to request separate copies now or for future deliveries of Company communications.
Ownership of Kemper Common Stock
Directors and Executive Officers
The following table shows the beneficial ownership of the Common Stock as of March 10, 2014 (unless otherwise indicated) by: (i) each director; (ii) each executive officer named in the Summary Compensation Table on page 34 (“Named Executive Officer” or “NEO”); and (iii) all directors and executive officers as a group. To the Company’s knowledge, the beneficial owner has both sole voting and sole dispositive power with respect to the shares listed opposite his or her name, unless otherwise indicated.

Amount and Nature of Beneficial Ownership

Name of Beneficial Owner	Common Shares at 3/10/2014(1)	Stock Options Exercisable On or Before 5/9/2014	Total Shares Beneficially Owned	Percent of Class(2)
Directors
James E. Annable	53,242	39,011	92,253	*
Douglas G. Geoga	8,330	40,000	48,330	*
Julie M. Howard	4,000	20,000	24,000	*
Robert J. Joyce	500	8,000	8,500	*
Wayne Kauth	11,500	35,066	46,566	*
Christopher B. Sarofim	500	8,000	8,500	*
Donald G. Southwell—Chairman, President and Chief Executive Officer	195,583	507,487	703,070	1.3%
David P. Storch	5,500	20,000	25,500	*
Richard C. Vie	22,512	288,173	310,685(3)	*
NEOs (other than Mr. Southwell, who is listed above)
Frank J. Sodaro—Senior Vice President and Chief Financial Officer	15,481	22,000	37,481	*
Scott Renwick—Senior Vice President and General Counsel	76,184	130,026	206,210	*
Edward J. Konar—Vice President	45,523	56,821	102,344	*
Denise I. Lynch – Vice President	27,191	16,250	43,441
Dennis R. Vigneau—Former Senior Vice President and Chief Financial Officer(4)	1,000	-	1,000	*
Directors and Executive Officers as a Group (17 persons)	467,046	1,335,689	1,657,880	3.0%

(1)
The shares shown for directors and all executive officers as a group include shares beneficially owned by (i) all directors, (ii) all NEOs, and (iii) all other executive officers of the Company. The numbers of shares shown for directors other than Mr. Southwell include vested deferred stock units (“DSUs”), and the numbers of shares shown for NEOs and other executive officers include unvested outstanding shares of restricted stock. For each director other than Mr. Southwell, the number of shares shown includes 500 DSUs. For each NEO and for the executive officers as a group, the number of shares shown includes the following numbers of restricted stock shares: Southwell (30,000); Sodaro (5,250); Renwick (7,000); Konar (6,000); Lynch (7,000) and for all Executive Officers as a group (66,450). Awards of restricted stock units (“RSUs”) were granted in lieu of restricted stock, effective February 2014; unvested RSUs are not included in the amounts shown in this table because they are not deemed beneficially owned shares of Common Stock under applicable SEC rules.

(2)
The percentages shown for any individual and for the directors and executive officers as a group are based on the number of shares outstanding on March 10, 2014, plus shares that the respective individual or the group has the right to acquire through the exercise of stock options that are currently vested or that will vest on or before May 9, 2014. An asterisk in this column indicates ownership of less than 1% of the outstanding Common Stock. Each outstanding share of Common Stock includes an attached right under the Company’s shareholder rights plan adopted August 4, 2004 (the “Rights Plan”). Among other provisions of the Rights Plan, if any person or group beneficially owns 15% or more (22% or more in the case of the Company’s existing stockholder, Singleton Group LLC, and certain related persons) of the Common Stock without approval of the Board of Directors, then each shareholder (other than the non-approved acquirer and its affiliates and transferees) would be entitled to buy Common Stock having twice the market value of the exercise price of the rights, which has been set at $150 per share.

(3)
The shares shown for Mr. Vie include 12,000 shares held by his spouse and 4,164 shares held by trusts that he is deemed to beneficially own. In addition, 22,012 of the shares shown are pledged as collateral for a mortgage loan under an arrangement in existence before February 1, 2013, the date that the Company adopted a policy prohibiting all directors and employees who receive equity-based compensation from the Company from entering into any new arrangements involving pledging or other provision of Common Stock or other securities, including shares subject to stock ownership and holding requirements, as collateral.

(4)	The number of Common Shares shown is based on information reported as of February 4, 2013 in a Form 4 filed by Mr. Vigneau on February 5, 2013.
Certain Beneficial Owners
The following table shows the beneficial ownership of Common Stock by each person, other than the Company’s directors and executive officers shown above, known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock. To the Company’s knowledge, the beneficial owner has sole voting and sole dispositive power with respect to the shares listed opposite the beneficial owner’s name, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Singleton Group LLC	8,884,520	(2)	16.0%
3419 Via Lido, #630 Newport Beach, California 92663
Dimensional Fund Advisors LP	4,195,840	(3)	7.6%
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746
T. Rowe Price Associates, Inc.	3,798,168	(4)	6.9%
100 East Pratt Street Baltimore, Maryland 21202
Fayez S. Sarofim & Co.	3,545,498	(5)	6.4%
Two Houston Center, Suite 2907 909 Fannin Street Houston, Texas 77010
BlackRock, Inc.	3,364,611	(6)	6.1%
40 East 52nd Street New York, NY 10022

(1)
Based on the number of shares outstanding on March 10, 2014. Each outstanding share of Common Stock includes an attached right under the Company’s Rights Plan. See footnote (2) to the table in the preceding section entitled “Directors and Executive Officers.”

(2)
Based on information reported in a Form 4 filed with the SEC on January 10, 2014, the Singleton Group LLC (“LLC”) directly owns 8,884,520 shares of Common Stock. As reported in a Schedule 13D/A filed with the SEC on October 7, 2013, the LLC and Christina Singleton Mednick, William W. Singleton and Donald E. Rugg, as managers of the LLC, share voting and dispositive power with respect to the shares of Common Stock held by the LLC, and so may be deemed beneficial owners of all such shares. William W. Singleton and Christina Singleton Mednick reported having indirect interests in these shares as trustees and beneficiaries of certain trusts holding membership interests in the LLC and as managers of the LLC and disclaimed beneficial interest of the shares of Common Stock held by the Singleton Group LLC except to the extent of their respective pecuniary interests therein. The Schedule 13D/A reported that Donald E. Rugg has sole voting and dispositive power with respect to 389 shares of Common Stock. As a result of these shares beneficially owned outside of the LLC and his role as a manager of the LLC, Donald E. Rugg may be deemed a beneficial owner of 8,884,909 shares of Common Stock, which constitutes 16.0% of the Common Stock.

(3)
Based on information reported in a Schedule 13G/A filed with the SEC on February 10, 2014, Dimensional Fund Advisors LP (“Dimensional”) beneficially owns an aggregate of 4,195,840 shares of Common Stock as of December 31, 2013, as to which Dimensional has sole dispositive power and which includes 4,114,451 shares as to which it has sole voting power. According to the Schedule 13G/A, these shares are held by four investment companies to which Dimensional furnishes investment advice and certain other commingled group trusts and separate accounts for which Dimensional serves as investment manager. Dimensional disclaimed beneficial ownership of these shares.

(4)
Based on information reported in a Schedule 13G/A filed with the SEC on February 12, 2014, T. Rowe Price Associates, Inc. (“T. Rowe Price”) is deemed to be the beneficial owner of 3,798,168 shares of Common Stock as of December 31, 2013, as to which T. Rowe Price has sole dispositive power and which includes 704,954 shares as to which it has sole voting power. According to information provided to the Company by T. Rowe Price, these shares are owned by various individual and institutional investors to which T. Rowe Price serves as an investment adviser with power to direct investments and/or sole power to vote the shares. T. Rowe Price disclaimed beneficial ownership of these shares.

(5)
Based on information reported in a Schedule 13G/A filed jointly with the SEC on February 7, 2014 by Fayez Sarofim, Fayez Sarofim & Co., Sarofim Trust Co. and Sarofim International Management Co., Fayez Sarofim may be deemed to be the beneficial owner of 3,545,498 shares of Common Stock. Of such shares, Fayez Sarofim reported sole voting and dispositive power as to 2,469,070 shares, shared voting power as to 999,344 shares and shared dispositive power as to 1,076,428 shares.

Fayez Sarofim & Co. (of which Fayez Sarofim is the Chairman of the Board, Chief Executive Officer, a director, and the majority shareholder) may be deemed to be the beneficial owner of 1,076,428 shares of Common Stock as to which Fayez Sarofim & Co. has shared voting power as to 999,344 shares and shared dispositive power as to 1,076,428 shares. According to the Schedule 13G/A, 366,308 shares are held in investment accounts that are managed by Fayez Sarofim & Co. for numerous clients as to which Fayez Sarofim & Co. has full investment discretion. Fayez Sarofim & Co. maintains policies that preclude Mr. Sarofim from exercising voting and dispositive power with respect to Common Stock held in accounts managed by Fayez Sarofim & Co. and its subsidiaries.
Sarofim Trust Co., a wholly-owned subsidiary of Fayez Sarofim & Co., may be deemed to be the beneficial owner of 15,100 shares of Common Stock as to which Sarofim Trust Co. has shared dispositive power. According to the Schedule 13G/A, all 15,100 shares are held in investment advisory accounts managed by Sarofim Trust & Co. Sarofim International Management Co. a wholly-owned subsidiary of Fayez Sarofim & Co., directly owns 725,020 shares of Common Stock as to which Sarofim International Management Co. has shared voting and dispositive power.

(6)
Based on information reported in a Schedule 13G/A filed with the SEC on January 29, 2014, BlackRock, Inc. (“BlackRock”) beneficially owns an aggregate of 3,364,611 shares of Common Stock as of December 31, 2013, as to which BlackRock has sole dispositive power and which includes 3,152,920 shares as to which it has sole voting power. BlackRock also reported that it was filing as the parent holding company or control person of certain subsidiaries listed in an exhibit to the Schedule 13G/A.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of the registered class of the Company’s equity securities, to file with the SEC reports of ownership and reports of changes in ownership of such securities. Directors, executive officers, and greater than ten percent shareholders are required to furnish the Company with copies of all the reports they file under Section 16(a). Based on the Company’s knowledge of stock transfers, its review of copies of reports filed under Section 16(a) and written representations by persons furnished to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and more than ten percent beneficial owners were complied with for the fiscal year ended December 31, 2013, with one exception. One change in ownership report was inadvertently filed one day late by the Company on behalf of Mr. Vie.
Proposal 1: Election of Directors
Election
Nine directors are to be elected at the Annual Meeting to serve for a term of one year or until the election of their successors, or as otherwise provided under the Company’s Bylaws. If any of the nominees named below declines or is unable to serve as a director (which is not anticipated), the individuals designated as proxies on the proxy card reserve full discretion to vote for any or all other persons who may be nominated. A director nominee will be elected if the number of votes cast "for" exceeds the number of votes cast "against" his or her election.
The nominees for the Board are as follows:

Name of Nominee	Age	Principal Occupation	Director Since
James E. Annable	70	Secretary to the Federal Advisory Council of the Board of Governors of the Federal Reserve	1993
Douglas G. Geoga	58	President and Chief Executive Officer of Salt Creek Hospitality, LLC	2000
Julie M. Howard	51	Chief Executive Officer of Navigant Consulting, Inc.	2010
Robert J. Joyce	65	Retired Chairman and Chief Executive Officer of Westfield Group	2012
Wayne Kauth	80	Independent consultant to the financial service industry	2003
Christopher B. Sarofim	50	Vice Chairman of Fayez Sarofim & Co.	2013
Donald G. Southwell	62	Chairman, President and Chief Executive Officer of Kemper Corporation	2002
David P. Storch	61	Chairman of the Board and Chief Executive Officer of AAR Corp.	2010
Richard C. Vie	76	Chairman Emeritus, Kemper Corporation	1990
Business Experience of Nominees
Each of the individuals selected by the Board of Directors to serve as a Nominee for election to the Board of Directors at the Annual Meeting meets the nominee standards for board members previously adopted by the Board of Directors as described below on page 16. The Nominating & Corporate Governance Committee and the Board of Directors believes that each Nominee has demonstrated significant business achievements, ethical principles and commitment to serve the Company and its shareholders, and that the specific experience, qualifications, attributes and skills of each Nominee adds to the collective ability of the Board to perform its duties and discharge its responsibilities with competence, professionalism and expertise.
The following is a summary of the business positions and public-company directorships held by each Nominee over at least the past five years, as well as some specific factors particular to such Nominee that, combined with the generally applicable factors noted above, led the Board to conclude that he or she should be selected as a nominee for election to the Board of Directors at the Annual Meeting:
James E. Annable serves as Secretary to the Federal Advisory Council of the Board of Governors of the Federal Reserve. Previously, Dr. Annable served as Economic Advisor to the Chief Executive Officer of JPMorgan Chase & Co.  Prior to his retirement in June 2001, Dr. Annable served as Senior Vice President and Director of Economics for Bank One Corporation, and previously held a variety of offices with the bank and its predecessors.
Dr. Annable holds a doctorate in economics and has extensive experience as an economic advisor to several major financial institutions, as well as the Federal Reserve. His expertise is of particular significance to the Board because changes in the U.S. economy and financial markets can significantly impact the results of operations and financial position of the Company and its subsidiaries.
Douglas G. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services.  Since July and November 2013, respectively, Mr. Geoga has also served as the non-executive Chairman of the Board of Directors of Extended Stay America, Inc., the owner/operator of the Extended Stay America® hotel chain, and ESH Hospitality, Inc., a related real estate investment trust, the common stock of which are traded together as paired shares.  From October 2010 until the completion of an initial public offering of these two companies in November 2013, Mr. Geoga served as non-executive Chairman of the owner of the Extended Stay America Hotel chain.  Since October 2012, Mr. Geoga has also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. From July 2006 until December 2009, Mr. Geoga’s primary occupation was serving as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga served as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, L.L.C., a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects.
Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, and Chairman of Extended Stay America, Inc., a national industry leader in its segment, and ESH Hospitality, Inc., as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.
Julie M. Howard is Chief Executive Officer and a member of the Board of Directors of Navigant Consulting, Inc., a Chicago-based specialty consulting firm. Ms. Howard has served as Chief Executive Officer and director of Navigant since March 2012. Ms. Howard joined Navigant in 1988 and served as its President from February 2006 to March 2012, and as its Chief Operating Officer from April 2003 until March 2012.  Ms. Howard is also a director of InnerWorkings, Inc., a leading global marketing supply chain company, and has served on that board since October 2012.
Ms. Howard’s business experience and involvement with strategic and operational programs, development of growth and profitability initiatives and regular interaction with a wide range of corporate constituents, contributes unique perspectives and skill sets to the Board in its oversight of the Company’s business units and operating companies and their respective strategic initiatives.
Robert J. Joyce served as Chairman and Chief Executive Officer of Westfield Group from July 2003 to January 2011, and as Executive Chair of Westfield’s Board from January 2011 until his retirement in March 2012. Westfield Group is privately held and provides a broad portfolio of insurance and financial services. Mr. Joyce also served as Chairman of Westfield Bank from December 2001 to April 2010. Prior to joining Westfield in 1996, Mr. Joyce held various senior leadership positions with Reliance Insurance Group (Reliance Group Holdings), and previously worked as a certified public accountant. Mr. Joyce served as a U.S. Navy Captain and is a veteran of Desert Storm and Desert Shield.
Mr. Joyce brings substantial leadership experience and insurance industry expertise to the Board. In addition to his service as chief executive officer and board chair at Westfield, Mr. Joyce served on the Board of Governors of the Property Casualty Insurers Association of America (PCI) and is a past chair of that organization. He also served as a Trustee of the Griffith Insurance Education Foundation and on the Board of the National Association of Independent Insurers.

Wayne Kauth has been an independent consultant to the financial services industry, specializing in the life/health and property/casualty insurance fields, for more than the past five years. Mr. Kauth is a retired partner of Ernst & Young, LLP where he specialized in accounting and auditing matters for the insurance industry and was the firm's National Insurance Technical Director. Mr. Kauth holds both the Chartered Property & Casualty Underwriter and Chartered Life Underwriter designations and is a fellow of the Life Management Institute. As a certified public accountant, Mr. Kauth has served on a number of committees and working groups for the American Institute of Certified Public Accountants and National Association of Insurance Commissioners. Since December 2013, Mr. Kauth has also served as a director of Americas Bullion Royalty Corporation, a Canadian-based company listed on the Toronto Stock Exchange that invests in undervalued natural resource assets.  Since October 2013, Mr. Kauth has also served as a director of Resource Holdings Ltd. and Resource Re Ltd., Bermuda-based affiliates of Americas Bullion Royalty Corporation.
Mr. Kauth’s lengthy career in public accounting with a specialization in the insurance industry provides the Board with a deep understanding of both financial accounting and reporting requirements, financial statement integrity and Sarbanes-Oxley controls, as well as statutory and actuarial accounting complexities unique to the insurance industry, and makes him particularly well-suited for his service on the Audit Committee.
Christopher B. Sarofim is the Vice Chairman of Fayez Sarofim & Co., a registered investment adviser, having joined the firm in 1988. He is a member of the firm’s Executive, Finance and Investment Committees, and is also the President of the firm’s foreign advisory business, Sarofim International Management Company. Mr. Sarofim shares portfolio management responsibilities for numerous separate accounts advised by the firm, as well as several Dreyfus Corporation mutual funds. Prior to joining Fayez Sarofim & Co., he was employed with Goldman, Sachs & Co. in corporate finance.
Mr. Sarofim offers the Board extensive experience in the investment world, gained with one of the nation’s premier investment advisory firms. With his financial background and investment advisory experience, Mr. Sarofim can provide the Board financial market and securities analysis expertise, key aspects in the management of the Company’s investment portfolio.
Donald G. Southwell has served as Chairman of the Board of Directors of the Company since January 1, 2010, and has served as President and Chief Executive Officer since August 2006. Mr. Southwell served as President and Chief Operating Officer between February 2002 and August 2006, as Senior Vice President between February 1999 and February 2002, and as Vice President between May 1998 and February 1999. Mr. Southwell served as the President of the Company’s insurance operations from October 1999 until February 2002. Mr. Southwell joined Kemper in March 1996 as the head of the Kemper Life and Health Insurance Group.
Mr. Southwell’s position as Chief Executive Officer provides a crucial liaison between the Board and the members of the Company’s executive and operational management, and his eighteen years of service to the Company, including twelve years as its President and fourteen years heading its insurance operations, have provided him with an extensive understanding and perspective relative to the Company’s business operations, plans and strategies that are essential to the effective functioning of the Board.
David P. Storch is currently Chairman of the Board and Chief Executive Officer of AAR Corp. AAR is a leading provider of products and value-added services to the worldwide aviation/aerospace and government/defense industries. Mr. Storch served from October 2005 until June 2007 as AAR’s Chairman of the Board, President and Chief Executive Officer, from 1996 to October 2005 as its President and Chief Executive Officer, from 1989 to 1996 as its President and Chief Operating Officer, and from 1988 to 1989 as its Vice President. Mr. Storch is also a director of KapStone Paper and Packaging Corporation, a leading North American producer of unbleached kraft paper products and linerboard.
Mr. Storch has served as Lead Director of the Board since August 2012, and brings the Board substantial leadership expertise. His experiences as a chief executive officer of a large public company, an executive responsible for business development, Chairman of the Board of AAR, a board member of another public company and a business leader in his industry, offer the Board broad and unique perspectives and hands-on knowledge of the challenges of running a public company.
Richard C. Vie served as Chairman of the Board of Directors of the Company from January 1999 through December 2009. Mr. Vie held the executive office of Chairman from August 2006 until his retirement as an employee and executive officer of the Company on December 31, 2009, and currently holds the honorary title of Chairman Emeritus. From March 1992 until August 2006, Mr. Vie served as Chief Executive Officer, and also served as President from March 1992 until February 2002.
Mr. Vie’s extensive knowledge and deep understanding of the Company’s businesses and the industries in which they operate, gained over his thirty-two years with the Company and its affiliated companies in a variety of roles, including fourteen years as Chief Executive Officer of the Company and eleven years as its Chairman of the Board, provide invaluable expertise and insight to the Board.
Recommendation of the Board of Directors
The Board of Directors Recommends that You Vote “For” the Election of all Nine Nominees for Director in Proposal 1.

Director Compensation
The following table shows the compensation earned for 2013 by the non-employee members of the Board of Directors.
DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Deferred Stock Unit Award ($)(2)	All Other Compensation ($)(3)	Total ($)
James E. Annable	106,833	39,940	15,750	—	162,523
Douglas G. Geoga	97,833	39,940	15,750	—	153,523
Reuben L. Hedlund(4)	116,167	—	—	—	116,167
Julie M. Howard	77,500	39,940	15,750	—	133,190
Robert J. Joyce	73,167	39,940	15,750	—	128,857
Wayne Kauth	85,500	39,940	15,750	—	141,190
Christopher B. Sarofim(4)	37,500	79,879	15,750		133,129
Fayez S. Sarofim(4)	19,083	—	—	—	19,083
David P. Storch	83,500	39,940	15,750	—	139,190
Richard C. Vie	77,500	39,940	15,750	50,762	183,952

(1)
Fees shown in this column were earned for service on the Board and/or Board committees, and include amounts deferred at the election of an individual Board member under the Kemper Corporation Nonqualified Deferred Compensation Plan. For more information about the Deferred Compensation Plan, see the narrative discussion in the Executive Compensation section under the heading Deferred Compensation Plan on page 41.

(2)
The amounts shown in this column represent the aggregate grant date fair values of the stock option and DSU awards granted on May 1, 2013 to the designated non-employee directors. The grant date fair values were estimated for stock options based on the Black-Scholes option pricing model, and for DSUs were based on the grant date closing price ($31.50) per share of Common Stock. For a discussion of valuation assumptions, see Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Additional information about director stock option grants is provided on page 12 below in the narrative following the table captioned “2013 Annual Non-Employee Director Compensation Program.”

For each non-employee director, the following table shows the total number of outstanding stock option shares and DSUs held as of December 31, 2013:

Name	Outstanding Option Shares as of 12/31/13(#)	Deferred Stock Units as of 12/31/13(#)
James E. Annable	39,011	500
Douglas G. Geoga	40,000	500
Reuben L. Hedlund	—	—
Julie M. Howard	20,000	500
Robert J. Joyce	8,000	500
Wayne Kauth	35,066	500
Christopher B. Sarofim	8,000	500
Fayez S. Sarofim	—	—
David P. Storch	20,000	500
Richard C. Vie*	474,622	500

*	This number represents stock option shares granted under the applicable equity-based compensation plans of the Company to Mr. Vie prior to 2010 when he was an employee of the Company.

(3)
The amount shown in this column represents the Company's (i) incremental costs to provide office relocation and support assistance to Mr. Vie during 2013 in the aggregate amount of $34,200, and (ii) matching contributions of $16,562 made for Mr. Vie in 2013 pursuant to its “Matching Gifts to Education Program.” Under the matching gifts program, the Company will match tax deductible donations of up to $10,000 made to eligible educational institutions by employees, directors and retirees of the Company on a $2-for-$1 basis up to an aggregate of $20,000 per donor for donations in any one year.

(4)
Effective May 1, 2013, Reuben Hedlund and Fayez Sarofim retired from the Board and Christopher Sarofim was elected to the Board. The amount shown in this column for Mr. Hedlund includes a one-time service recognition award of $90,000 in connection with his retirement from the Board.

2013 Annual Non-Employee Director Compensation Program
The amounts shown in the Director Compensation table above as “Fees Earned or Paid in Cash” are based on the annual non-employee director compensation program in effect for 2013 that provided for the following compensation:

Board/Committee/Position	Annual Committee Chair Retainer($)	Annual Non-Chair Retainer($)	Meeting Attendance Fee($)	Stock Option Award (#)	Deferred Stock Unit Award (#)
Board of Directors	—	35,000	1,500	4,000	500
Lead Director	—	20,000	—	—	—
Executive Committee	16,000	8,000	—	—	—
Audit Committee	27,000	12,000	2,000(1)	—	—
Compensation Committee	15,000	8,000	—	—	—
Investment Committee	15,000	10,000	3,000(2)	—	—
Nominating & Corporate Governance	15,000	5,000	—	—	—

(1)	Meeting attendance fee is $2,000 for each Audit Committee Meeting attended on a day other than a day when the Board of Directors meets.

(2)	Meeting attendance fee is $3,000 for each Investment Committee Meeting attended on a day other than a day when the Board of Directors meets.
At the conclusion of each Annual Meeting, each director who is not an employee of the Company or any subsidiary of the Company automatically receives a grant of options to purchase 4,000 shares of Common Stock and, effective May 1, 2013, a DSU award covering 500 shares of Common Stock under the Company’s 2011 Omnibus Equity Plan (“Omnibus Plan”). Upon becoming a director, each new member of the Board of Directors who is not employed by the Company receives a grant of options to purchase 4,000 shares of Common Stock.
The exercise price for all options granted to non-employee directors is the closing price of a share of Common Stock on the grant date. Beginning in 2013, options are fully vested when granted, and all options granted before 2013 vested on the first anniversary of the grant date. All non-employee director options expire on the tenth anniversary of the grant date and, for options granted prior to 2009, include the right to receive restorative options under specified circumstances. As discussed in the “Compensation Discussion and Analysis” section below, under the heading Elimination of Restorative Option Program on page 33, the restorative option program was eliminated on a prospective basis effective in 2009. As a result, annual stock option awards granted by the Company beginning in 2009 do not include the right to receive restorative options. In connection with options granted prior to 2009, restorative options are granted automatically to replace shares of previously-owned Common Stock that an exercising option holder surrenders, either actually or constructively, to satisfy the exercise price, so long as certain requirements are met at the time of exercise. The non-employee directors are eligible to defer up to 100% of the fees earned for service on the board and board committees under the Deferred Compensation Plan. For more information about the Deferred Compensation Plan, see the narrative discussion in the Executive Officer Compensation and Benefits section below under the caption “Deferred Compensation Plan.”
The DSUs granted to non-employee directors give the holder the right to receive one share of Common Stock for each DSU issued, and are fully vested on the date of grant. Holders of DSUs are entitled to receive dividend equivalents in cash in the amount and at the time that dividends would have been payable if the DSUs were shares of Common Stock. Conversion of the DSUs into shares of Common Stock is deferred until the date the holder’s Board service terminates.
All directors are entitled to reimbursement for travel expenses incurred in attending Board of Directors and Board committee meetings and other Company business. Each of the Company’s directors, including the directors who are also members of management, is a party to an indemnification and expense advancement agreement with the Company, as permitted by the Delaware General Corporation Law. The provisions of these agreements are substantially the same as the indemnification provisions applicable to the directors under the Company’s Bylaws and Certificate of Incorporation, except that the agreements may not be amended or terminated without the written consent of the respective director.
In addition to the compensation received as a non-employee director in 2013, Mr. Vie received payments from the Company to which he was entitled as a former employee. Mr. Vie retired from the Company on December 31, 2009 and, effective January 1, 2010, began to receive benefits under the Company’s defined benefit pension plans and to participate in a program offering retiree group health and life insurance coverage, to which he was entitled to participate through July 31, 2013 as a former employee of United Insurance Company of America. As a former executive of the Company’s former parent corporation, Teledyne, Inc., Mr. Vie had elected to defer a portion of his compensation that he earned under the Teledyne Management Bonus Compensation Plan (“Teledyne Plan”) until his retirement. The Company assumed liability for Mr. Vie’s balance under the Teledyne Plan at the time of Kemper’s spin-off from Teledyne in 1990. Beginning January 1, 2010, the Company began making payments to Mr. Vie under the Teledyne Plan as a result of his retirement from the Company on December 31, 2009. These amounts will be paid to Mr. Vie on a quarterly basis over a ten-year period.
Corporate Governance
The Company has adopted the following documents which are posted under Governance on its website at kemper.com. Copies of these documents may also be obtained free of charge by request to the Company at One East Wacker Drive, Chicago, IL 60601, Attention: Investor Relations.

•	Corporate Governance Guidelines

•	Charters of the Following Committees of the Board of Directors:
◦Audit Committee
◦Compensation Committee
◦Investment Committee
◦Nominating & Corporate Governance Committee

•	Code of Business Conduct and Ethics

•	Code of Ethics for Senior Financial Officers

•	Director Independence Standards
The Code of Business Conduct and Ethics applies to the Company’s directors, officers and other employees. The Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, or persons performing similar functions. The Company intends to disclose future amendments to, and any waivers for directors or officers (though none are anticipated) from, the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers under Governance on its website at kemper.com.
Related Person Transactions
The Board of Directors has adopted a written policy (“Policy on Related Person Transactions”) for review, approval and ratification of transactions involving the Company and “related persons” (directors, executive officers, shareholders owning five percent or more of Common Stock, or immediate family members of any of the foregoing). The Policy on Related Person Transactions covers any related person transaction unless it involves: (i) a transaction generally available to all employees of the Company; (ii) less than $120,000 in the aggregate; or (iii) a relationship as an insurance policyholder entered and maintained in the ordinary course of business of a subsidiary of the Company on terms no more favorable to the related person than those applicable to non-affiliated third parties or those generally available to employees of the Company. Covered related person transactions must be approved or ratified by the Nominating & Corporate Governance Committee of the Board of Directors. In addition, approval under the Policy on Related Person Transactions is required before the Company can make charitable contributions exceeding $120,000 in the aggregate in any fiscal year to a charitable organization for which a related person serves as an executive officer, director, trustee or in a similar capacity.
Upon learning of a proposed or existing related person transaction requiring review under the Policy on Related Person Transactions, management is required to submit the matter for consideration by the Nominating & Corporate Governance Committee, which will review the transaction and make a determination as to whether it is consistent with the best interests of the Company and its shareholders. In its review, the Nominating & Corporate Governance Committee may consider the facts and circumstances it deems significant and relevant to the particular transaction, including such factors as the related person’s relationship to the Company and interest in the transaction, the value of the transaction and any reasonable alternatives, and the potential impact of the transaction on the Company, the related person and other applicable parties. No director who is on the Nominating & Corporate Governance Committee will participate in the review or approval under the Policy on Related Person Transactions of a transaction involving such director or a member of his or her immediate family. In accordance with the Policy on Related Person Transactions, the Nominating & Corporate Governance Committee has reviewed certain transactions with the Company involving Fayez Sarofim & Co., a registered investment advisory firm (“FS&C”).
Christopher Sarofim is Vice Chairman of FS&C. Fayez Sarofim, Chairman of the Board, Chief Executive Officer, a director, and the majority shareholder of FS&C, was a member of the Company’s Board of Directors until his retirement on May 1, 2013. FS&C provides investment management services with respect to certain assets of the Company’s subsidiary, Trinity Universal Insurance Company (“Trinity”) pursuant to an agreement entered into by the parties. In addition, FS&C provides investment management services with respect to certain funds of the Company’s tax-qualified defined benefit pension plan (“Pension Plan”) under an agreement between the parties. The agreements governing these services are terminable by either party at any time on 30 days advance written notice. At December 31, 2013, Trinity had $154.7 million in assets, and the Pension Plan had $148.6 million in assets, under management with FS&C. Under these arrangements, FS&C is entitled to fees calculated and payable quarterly based on the fair market value of the assets under management. During 2013, Trinity incurred fees of $0.4 million, and the Pension Plan incurred fees of $0.3 million, in the aggregate to FS&C.

In addition, FS&C provides investment management services as a sub-investment advisor to the Dreyfus Appreciation Fund, an open-end, diversified management investment fund (the “Fund”), offered as one of the alternative investment choices afforded to employees participating in the 401(k) Plan and/or defined contribution retirement plan (“DC Plan”). According to published reports filed by FS&C with the SEC, the Fund pays monthly fees to FS&C according to a graduated schedule computed at an annual rate based on the value of the Fund’s average daily net assets. The Company does not compensate FS&C for services provided to the Fund. As of December 31, 2013, Company employees participating in these plans had allocated $22.8 million for investment in the Fund, representing 6% of the total amount invested in such plans.
The Nominating & Corporate Governance Committee performed an initial review of the transactions involving FS&C at the outset of each relationship and determined that the transactions had been entered into on terms no less favorable to the Company than could have been negotiated with non-affiliated third parties and were consistent with the best interests of the Company and its shareholders. The Nominating & Corporate Governance Committee considers these relationships on an annual basis and reviews any material changes in the related facts and circumstances to ensure that they are consistent with the Company’s Policy on Related Person Transactions.
Director Independence
The Board of Directors has adopted categorical standards (“Director Independence Standards”) to assist in its determination of director independence as required by Section 303A of the Listed Company Manual (“NYSE Listing Standards”) of the NYSE and applicable SEC rules. The Director Independence Standards are posted under Governance on the Company’s website at kemper.com. Under the Director Independence Standards, a director is not independent for purposes of his or her service on the Board of Directors or a particular Board committee unless the director and his or her immediate family members meet all independence requirements applicable to such service under the NYSE Listing Standards and SEC rules. The Director Independence Standards incorporate by reference certain relationships listed in the NYSE and SEC independence rules. In addition, the Director Independence Standards define four specific types of relationships as categorically immaterial. Two of these types of relationships involve an organization or entity that either received charitable contributions from the Company or engaged in transactions with the Company, in either case to the extent the annual amounts involved did not exceed $120,000. The other two types of relationships are: (i) status as an insurance policyholder of a Company subsidiary in the ordinary course of business of the subsidiary on terms no more favorable to the director than those applicable to policies with unaffiliated third parties or those generally available to Company employees; and (ii) the receipt by a director of administrative support or retirement compensation for prior service from a former employer of such director that has a business relationship with the Company. The Board of Directors believes that these specified types of relationships would not affect or influence the Company’s business relationships or create a direct or indirect material interest in the Company’s business transactions on the part of a director.
In connection with its annual independence assessment of the individuals recommended by the Nominating & Corporate Governance Committee as nominees for election to the Board of Directors at the 2014 Annual Meeting, the Board of Directors reviewed the applicable independence rules and the factual information derived from the questionnaires and affirmations completed by the individual directors and other available information. The Board of Directors affirmatively determined that, under the NYSE Listing Standards, applicable SEC rules and the Director Independence Standards, a majority of the members of the Board of Directors is independent, that director nominees Annable, Geoga, Howard, Joyce, Kauth and Storch are each independent and have no material relationships with the Company.
Meetings and Committees of the Board of Directors
The Company’s Board of Directors met five times in 2013. Under the Company’s Corporate Governance Guidelines, directors are expected to attend Board meetings and meetings of the Board committees on which they serve. Except for Reuben Hedlund and Fayez Sarofim, who both retired from the Board as of May 1, 2013, each director attended 100% of the 2013 meetings of the Board of Directors and Board committees on which such director served. Messrs. Hedlund and Sarofim, each attended 60% of such meetings. The non-employee members of the Board of Directors meet regularly in executive session.
Under the Company’s Policy on Director Attendance at Annual Meetings, all directors are expected to attend annual meetings of the Company’s shareholders unless unavoidable obligations or other circumstances prevent their attendance. Each of the directors who were elected to the Board of Directors on May 1, 2013, the date of the 2013 Annual Meeting, attended such meeting.
The Board of Directors has five principal committees: Audit Committee, Compensation Committee, Executive Committee, Investment Committee and Nominating & Corporate Governance Committee. In addition, Mr. Southwell serves on the Special Equity Grant Committee that has been delegated limited grant authority under the Omnibus Plan. The following table shows the current membership and the number of meetings held in 2013 by each of the principal Board committees:

Audit Committee	Compensation Committee	Executive Committee	Investment Committee	Nominating & Corporate Governance Committee
James E. Annable Douglas G. Geoga Julie M. Howard Robert J. Joyce Wayne Kauth(1)	James E. Annable Douglas G. Geoga(1) Julie M. Howard Robert J. Joyce David P. Storch	James E. Annable Donald G. Southwell David P. Storch Richard C. Vie(1)	James E. Annable(1) Douglas G. Geoga Christopher B. Sarofim Donald G. Southwell Richard C. Vie	Julie M. Howard Robert J. Joyce Wayne Kauth David P. Storch(1)
5 meetings held in 2013	4 meetings held in 2013(2)	0 meetings held in 2013(2)	4 meetings held in 2013	4 meetings held in 2013

(1)	Committee Chair

(2)	Action was also taken by unanimous consent in lieu of meetings one time by the Compensation Committee and five times by the Executive Committee in 2013.
The following is a brief description of the functions of the five principal Board committees:
Audit Committee—Assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent registered public accountant’s qualifications, independence and performance; and

•	the performance of the Company’s internal audit function.
The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Among other things, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountant, including prior approval of the audit engagement fees and terms. In addition, the Audit Committee is responsible for periodically reviewing the Company’s major risk exposures and its enterprise risk management structure and program.
The Board of Directors has determined that each member of the Audit Committee is independent and financially literate in accordance with the NYSE Listing Standards, that each member of the Audit Committee meets the independence requirements for audit committee membership under the SEC rules, and that Mr. Kauth is qualified as an audit committee financial expert under the SEC rules. The Audit Committee Charter is posted under Governance on the Company’s website at kemper.com.
Compensation Committee—Assists the Board of Directors in fulfilling its responsibilities relating to:

•
reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (“CEO”), evaluating the CEO’s performance and compensation in light of such goals and objectives, and setting the CEO’s compensation based on such evaluation;

•
overseeing the compensation of the Company’s executive officers and other members of senior management as may be designated by the committee from time to time, including the review and approval of their base salaries, bonuses and equity awards;

•	reviewing and making recommendations to the Board of Directors regarding the Company’s incentive compensation and equity-based compensation plans;

•
setting performance criteria, and certifying the results thereof, for cash bonuses under the Company’s 2009 Performance Incentive Plan (“Performance Incentive Plan”) and the Executive Performance Plan (“Executive Performance Plan”) approved in February 2014 for awards that are intended to qualify as performance-based compensation under the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (“Internal Revenue Code”);

•	reviewing and approving the material terms of any employment agreements or severance or change-in-control arrangements involving any of the Company’s executive officers;

•
approving award recipients and determining the terms of awards under the Omnibus Plan (with the limited exception of awards granted by the Special Equity Grant Committee pursuant to its delegated authority) and administering the Omnibus Plan and its predecessor plans, the 1995 Non-Employee Stock Option Plan (“Director Option Plan”), the 1997 Stock Option Plan (“1997 Option Plan”), the 2002 Employee Stock Option Plan (“2002 Option Plan”), and the 2005 Restricted Stock and Restricted Stock Unit Plan (“Restricted Stock Plan”);

•	reviewing and making recommendations to the Board of Directors on director compensation; and

•	reviewing and discussing with management the Compensation Discussion and Analysis section of the Company’s annual proxy statement and approving the related Compensation Committee Report.

The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with the NYSE Listing Standards. The Compensation Committee Charter is posted under Governance on the Company’s website at kemper.com. Additional information about the Compensation Committee procedures is provided below in the section entitled “Executive Compensation.”
Executive Committee—May exercise all powers and authority of the Board of Directors in the management of the business of the Company except for:

•	certain powers which, under Delaware law, may be exercised only by the full Board of Directors; and

•	such other powers as may be granted to other committees by resolution of the Board of Directors or as defined in the charters of such committees.
Investment Committee—Oversees the Company’s investment objectives and policies and reviews the performance of the Company’s investment portfolios on a consolidated basis. The Investment Committee is also responsible for review and approval of the policies and objectives for the Company’s investment activities that are established and maintained by the Company’s Chief Investment Officer. The Investment Committee Charter is posted under Governance on the Company’s website at kemper.com.
Nominating & Corporate Governance Committee—Assists the Board of Directors in fulfilling its responsibilities with respect to:

•	identifying potential candidates qualified to become Board members and recommending director nominees to the Board in connection with each annual meeting of shareholders;

•
developing and assessing principles and guidelines for corporate governance, executive succession, business conduct and ethics and recommending their adoption and periodic revision to the Company’s Board of Directors;

•	leading the Board of Directors in its annual review of the Board’s performance; and

•	recommending to the Board director nominees, chairs for each Board committee and an independent Board member to serve as Lead Director.
The Board of Directors has determined that each member of the Nominating & Corporate Governance Committee is independent in accordance with the NYSE Listing Standards. The Nominating & Corporate Governance Committee Charter is posted under Governance on the Company’s website at kemper.com.
Selection of Board Nominees
In accordance with its charter, the Nominating & Corporate Governance Committee recommends a full slate of director nominees for election each year at the Annual Meeting. As needed to fill actual or anticipated vacancies on the Board of Directors, the Nominating & Corporate Governance Committee screens and interviews candidates, and conducts inquiries into each candidate’s background, qualifications and independence in accordance with the NYSE Listing Standards and SEC rules. The Nominating & Corporate Governance Committee may, in its discretion, retain search firms to identify director candidates.
The Company will consider director recommendations by shareholders that are made in writing, addressed to Kemper’s Secretary, and include: (a) the candidate’s name, address and telephone number; (b) a brief biographical description of the candidate, including his or her occupation for the last five years and a statement of the qualifications of the candidate to serve as director; and (c) the candidate’s signed consent to serve as a director if elected and to be named in the Company’s proxy statement as a nominee. The Nominating & Corporate Governance Committee will consider shareholder recommendations using the same standards it uses to assess all other candidates for director.
The Nominating & Corporate Governance Committee evaluates potential nominees for director against the following standards that were previously adopted by the Board of Directors, as well as other attributes and skill sets considered desirable or necessary to address particular needs from time to time:

•	The highest ethical standards and integrity.

•	Must be willing and able to devote sufficient time to the work of the Board.

•	Must be willing and able to represent the interests of shareholders as a whole rather than those of special interest groups.

•	No conflicts of interest that would interfere with performance as a director.

•	A reputation for working constructively with others.

•	A history of achievement at a high level in business or the professions that reflects superior standards.

•	Possess qualities that contribute to the Board’s diversity.
The primary focus in recruitment and nomination of directors has been on skills and experience. Other than as noted in the last bullet point above, the Nominating & Corporate Governance Committee does not have a specific policy or requirement with regard to its consideration of diversity in identifying director nominees, nor has it attempted to define or limit the concept of “diversity” to any particular set of characteristics. The Nominating & Corporate Governance Committee and the Board of Directors believe that the

Board should be comprised of members with complementary and diverse skills and experience which, collectively, contribute breadth of perspective and enable the Board to be an effective overseer of a publicly-traded insurance organization.
Compensation Committee Interlocks and Insider Participation
The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with the NYSE Listing Standards. The Compensation Committee consists of James E. Annable, Douglas G. Geoga, Julie M. Howard, Robert J. Joyce and David P. Storch. None of these individuals is a current or former officer or employee of the Company or any of its subsidiaries, and none of these individuals had a relationship with the Company during 2013 which required disclosure by the Company under the SEC rules on transactions with related persons. Related person transactions and the independence of the non-employee members of the Company’s Board of Directors are discussed in more detail above under the headings Related Person Transactions and Director Independence.
No executive officer of the Company has served as a director or member of the compensation committee or other board committee of another entity that had an executive officer who served on the Company’s Compensation Committee or Board of Directors.
Board Leadership and Role in Risk Oversight
Board’s Leadership Structure
The structure of the Company’s Board of Directors includes a Chairman of the Board, a Lead Director and five principal board committees. The Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee are comprised entirely of independent directors. The Executive Committee and the Investment Committee are comprised of a mix of independent directors, other non-employee directors and the CEO.
The Lead Director serves as the primary liaison between non-employee directors and the Chairman, President and Chief Executive Officer (although all non-employee directors are encouraged to communicate freely with the Chairman, President and Chief Executive Officer and other members of management at any time). In addition, the Lead Director sets agendas for, and presides over, the executive sessions of non-employee directors and, in the absence of the Chairman of the Board, presides at Board meetings.
Mr. Southwell serves as Chairman of the Board, and Mr. Storch serves as Lead Director. Mr. Southwell’s combined role of Chairman and Chief Executive Officer promotes clarity of corporate focus and unified leadership by the director most familiar with the Company’s business, industry and strategic goals, as well as its history and culture. The Company believes that its leadership structure is appropriate for the Company given these benefits and the counterbalancing role provided by the independent oversight of the Company’s non-employee directors, who meet regularly in executive session, the direction and management of the Lead Director, and the significant functions provided by the key Board committees that are comprised of independent directors and are able to retain independent outside advisors in their discretion.

Board’s Role in Risk Oversight
The Board of Directors plays an active role in the oversight of risk assessment and management at various levels of the Board’s leadership structure. The Chairman of the Board plays an integral role in identifying the material issues and risks to be brought to the Board’s attention. Full board and board committee meetings provide the directors with regular opportunities to discuss key matters and raise questions with management, auditors and any consultants retained by the Board or committee. The Board is regularly informed by members of the Company’s executive and operational management about a wide range of matters that could pose significant risks to the Company. These include, for example, strategic plans, corporate transactions, and significant operational projects and developments. In addition, Board committees have the opportunity to evaluate areas of potential risk on issues pertinent to their particular functional responsibilities. The Audit Committee has oversight responsibilities pertaining to a number of matters that involve potential risk to the Company, most notably, the Company’s financial reporting and internal controls, the enterprise risk management function, the internal audit function, matters reported through the Hotline, guidelines and policies regarding financial risk assessment and management, and the performance of the Company’s independent auditors. In carrying out these responsibilities, the Audit Committee reviews, for example, the Company’s quarterly and annual financial statements and related SEC disclosures and auditor’s reports and communications, enterprise and business unit risk management assessments (including risks associated with catastrophe losses), and internal audit plans and significant findings. The Compensation Committee has oversight responsibilities pertaining to the Company’s executive compensation and equity-based compensation programs. In carrying out these responsibilities, the Compensation Committee reviews performance goals and metrics under the Company’s cash bonus and equity-based compensation plans, look-back and projection assessments of such goals and metrics, and levels of ownership of the Company’s Common Stock resulting from equity grants to its executives.
Audit Committee Report
This report concerns the Audit Committee and its activities regarding the Company’s financial reporting and auditing processes. The role of the Audit Committee is one of oversight, and does not include conducting audits or determining whether the financial statements are complete and accurate. The responsibility for the completeness and accuracy of the Company’s financial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting rests with the Company’s management. It is the responsibility of the Company’s independent registered public accountant to perform an audit of, and to express an opinion on whether, the Company’s annual financial statements are fairly presented in conformity with accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal control over financial reporting. The responsibility of the Audit Committee is to review and monitor these processes on behalf of the Board of Directors.
In this context, the Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accountant for the fiscal year ended December 31, 2013, the Company’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also discussed with Deloitte & Touche the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received from and discussed with Deloitte & Touche its written disclosures and letter regarding its independence required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee regarding independence, and has discussed with Deloitte & Touche its independence. In reliance on these reviews and discussions, and the report of Deloitte & Touche as the Company’s independent registered public accountant, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for that year for filing with the SEC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF KEMPER CORPORATION

Wayne Kauth—Chair	Julie M. Howard
James E. Annable	Robert J. Joyce
Douglas G. Geoga
Independent Registered Public Accountant
Independent Registered Public Accountant Fees for 2013 and 2012
Deloitte & Touche, a registered public accountant with the Public Company Accounting Oversight Board, served as the Company’s independent registered public accountant for and during the years ended December 31, 2013 and 2012. The following table provides information regarding the fees for professional services provided by Deloitte & Touche for 2013 and 2012.

Fee Type	2013	2012
Audit Fees	$4,098,161	$3,888,162
Audit-Related Fees	67,600	26,200
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$4,165,761	$3,914,362
Audit Fees in 2013 and 2012 included fees for: (a) the audit of the Company’s annual financial statements and to provide an opinion on the effectiveness of the Company’s internal control over financial reporting; (b) the review of the financial statements included in the Company’s quarterly reports on Form 10-Q; and (c) other services normally provided by the independent registered public accountant, including services in connection with regulatory filings by the Company and its subsidiaries for the 2013 and 2012 fiscal years, respectively. Audit-Related Fees in 2013 relate to fees for the audit of one of the Company’s employee benefit plans and for an agreed upon procedures premium audit required by a state association. Audit-Related Fees in 2012 relate to fees for the audit of one of the Company’s employee benefit plans.
Pre-Approval of Services
Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accountant, including the prior approval of audit engagements and all permitted non-audit engagements of the independent registered public accountant. Prior approval of non-audit services may be delegated to the Chair of the Audit Committee. All services provided to the Company by Deloitte & Touche in 2013 and 2012 were pre-approved by the Audit Committee.

Proposal 2:
Advisory Vote on Ratification of Independent Registered Public Accountant
The Audit Committee has selected Deloitte & Touche as the Company’s independent registered public accountant for 2014, and the Board is asking shareholders to ratify that selection. Under applicable laws, rules and regulations, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accountant. The Board believes that shareholder ratification of the appointment of the independent registered public accountant, while not legally required, represents good governance practice in light of the significance of the independent registered public accountant’s role in the process of ensuring the integrity of the Company’s financial statements.

The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Audit Committee. The affirmative vote of a majority of the votes cast with respect to the proposal is required to ratify the selection of Deloitte & Touche as the Company’s independent registered public accountant for the 2014 fiscal year. In the event that the appointment is not ratified, the Audit Committee will consider whether the appointment of a different independent registered public accountant would better serve the interests of the Company and its shareholders. Despite shareholder ratification, the Audit Committee may appoint a new independent registered public accountant at any time if it determines in its sole discretion that such appointment is appropriate and in the best interests of the Company and its shareholders.
It is expected that representatives from Deloitte & Touche will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to respond to appropriate questions.
Recommendation of the Board of Directors
The Board of Directors Recommends that You Vote “For” Proposal 2.
Executive Officers
The following narratives summarize the business experience over at least the last five years of the Company’s current executive officers, other than Mr. Southwell, whose business experience is described above in the section entitled “Business Experience of Nominees.” Positions described below as being with the Company may have been held with Kemper or one or more of its subsidiaries. The executive officers serve at the pleasure of the Board of Directors.
John M. Boschelli, 45, was elected Chief Investment Officer in May 2009 and a Vice President of the Company in May 2007. Mr. Boschelli served as the Company’s Treasurer from February 2002 until May 2009. Before becoming Treasurer, Mr. Boschelli served as the Assistant Treasurer of the Company, a position he held from December 1997 until April 2002.
Lisa M. King, 54, was elected Vice President—Human Resources of the Company in May 2009 and has served as its Ethics Officer since 2008. Ms. King served as the Company’s Director of Human Resources from April 2008 until May 2009. From 2002 until 2008, Ms. King served as Vice President of Human Resources of the Company’s wholly-owned subsidiary, Trinity Universal Insurance Company, and, beginning in 2004, as its Ethics Officer. Prior to 2002, Ms. King held a number of human resources positions within the Kemper organization and for affiliates of its predecessor.

Edward J. Konar, 57, was elected a Vice President of the Company in January 2001 and has served as the Life & Health Group Executive since January 2008. Mr. Konar has served as President of the Kemper Home Service Companies since January 2010. From October 2002 until August 2008, Mr. Konar served as Vice President of Corporate Administration. Mr. Konar joined the Company in March 1990 as Tax Director and served in that capacity until October 2002.
Denise I. Lynch, 47, was elected a Vice President of the Company in February 2013 and was promoted to the position of Property & Casualty Group Executive in December 2012. She served as President of Kemper Preferred from January 2009 until April 2013. From March 2008 to December 2008, Ms. Lynch served as Vice President of Sales & Marketing Excellence for the property and casualty insurance operations within The Hartford. From April 2002 to December 2007, Ms. Lynch served as Vice President, Small Segment, and Vice President, Customer Experience, with West, a Thomson Reuters Business.
Scott Renwick, 62, was elected a Senior Vice President of the Company in February 2002, and has served as General Counsel since February 1999. Mr. Renwick served as Secretary between May 1996 and May 2011, and as Counsel between January 1991 and February 1999.
Richard Roeske, 53, was elected a Vice President of the Company in January 2001, and has served as Chief Accounting Officer since August 1999. For a portion of 2010, Mr. Roeske served as interim Chief Financial Officer. Between 1990, when he joined the Company, and 1999, Mr. Roeske held a number of accounting positions within the Kemper organization.
Frank J. Sodaro, 45, was elected Senior Vice President & Chief Financial Officer in March 2013. Mr. Sodaro previously served as Vice President—Planning & Analysis for the Company from May 2009 until March 2013, and as Assistant Corporate Controller for the Company from June 1998 until May 2009. Prior to 1998, he held a number of positions within the Company’s accounting and internal audit departments.
Executive Compensation
Discussion of Compensation Committee Governance
Compensation Committee Authority and Delegation
The scope and authority of the Compensation Committee is described in the Corporate Governance section above and is set forth in the committee’s charter, which is posted under Governance on the Company’s website at kemper.com.
The Compensation Committee has the sole authority to retain outside legal, accounting or other advisors, including compensation consultants, to assist the committee in its evaluation of executive compensation, and to approve related fees and other terms of retention of such advisors. Under the terms of its charter, the Compensation Committee may delegate to its subcommittees such power and authority as it deems appropriate, except where delegation is inconsistent with applicable legal and regulatory requirements. However, the Compensation Committee does not presently have any subcommittees, and no such delegations have been made.
The Special Equity Grant Committee of the Board has been delegated authority by the Board of Directors to grant a limited number of awards under the Omnibus Plan, to designate the recipients of such awards, and to determine the size, terms and conditions of such awards. Under the delegated authority, the Special Equity Grant Committee may grant only new hire, promotional and retention awards, and may not grant an award to any of the Company’s officers who are required to file reports of their beneficial ownership of shares of Common Stock under Section 16 of the Exchange Act (“Section 16 Officers”). The delegated authority has been used sparingly and is regularly monitored by the Compensation Committee. More information about delegations and awards thereunder that have been made under the Company’s equity-compensation plans is included under the heading Delegated Authority in the Compensation Discussion and Analysis section on page 32.
Compensation Committee Process Overview
The Compensation Committee performs an annual review of the Company’s executive compensation policies, practices and programs, and of the compensation paid to the Company’s executive officers and directors. Annual reviews have historically started at an offsite meeting of the Compensation Committee held in the last quarter of each year without the presence of management. At its first meeting each year, typically held in late January or early February, the Compensation Committee makes decisions with regard to annual compensation of the Company’s executive officers, operating company presidents and group executives. This generally includes any changes to the Company’s executive compensation plans and programs, determinations as to the current-year base salary and equity-based compensation awards, selection and weighting of specific performance criteria and target bonus percentages for current-year Performance Incentive Plan awards, and validation of performance results for determining any payouts under applicable Performance Incentive Plan and performance-based equity awards granted in prior years. Also at its initial meeting each year, the Compensation Committee has historically determined its recommendations to the Board of Directors about any changes to the non-employee director compensation program.
The Role of Compensation Consultants
The Compensation Committee has engaged the services of an independent compensation consultant in connection with its annual executive compensation review and for such additional services as it has deemed necessary from time to time. The Compensation Committee engaged Exequity LLP (“Exequity”) as its independent compensation consultant for its deliberations on 2013 executive officer and director compensation. The Compensation Committee has considered the independence of Exequity and concluded that there are no factors that present any independence issues or conflicts of interest under applicable rules of the NYSE or SEC. The Compensation Committee directed Exequity to provide the committee with benchmarking data based on comparable companies in the insurance industry for certain executive officer positions, data and practices with respect to outside director compensation and advice on current trends and developments related to executive compensation matters in the context of annual shareholder meetings and proxy disclosures. The involvement of Exequity in the 2013 executive compensation decision-making process is described in more detail in the discussion under the heading Benchmarking Analysis in the Compensation Discussion and Analysis section below.
The Role of Executive Officers
The CEO plays an important role in the annual compensation decision-making process for the executive officers of the Company other than himself by providing performance assessments and making compensation recommendations to the Compensation Committee. The information provided by the CEO includes annual recommendations regarding any changes to the annual base salary and the equity compensation grants to the other members of senior management and the selection and weighting of the specific performance criteria and target bonus percentages under the Company’s Performance Incentive Plan and regarding formulas to establish bonus pools under the Executive Performance Plan.
The Chief Financial Officer has also been involved in the annual compensation decision-making process for any executive officer who reports directly to him, by providing performance assessments and making compensation recommendations to the CEO for consideration by the Compensation Committee. Additionally, at the request of the Compensation Committee, the Company’s management provides data to the committee’s independent compensation consultant about the Company’s cash and equity-based compensation programs, employee benefit and retirement plans and the compensation and stock holdings of the Company’s executive officers.
In addition to considering the benchmarking data provided by its independent compensation consultant, the Compensation Committee also considers the recommendations provided by the CEO with regard to the compensation of the other executive officers, and discusses the rationale and strategy involved in determining these recommendations in meetings with the CEO. The Compensation Committee views its role with regard to the compensation of these other executive officers as collaborative, giving due consideration to the CEO’s knowledge and judgment in determining the recommended levels of their compensation.
Non-employee director compensation is determined exclusively by the Board of Directors, after considering recommendations of the Compensation Committee. The Company’s executive officers do not make recommendations and are not otherwise involved in the process of analyzing and determining compensation for the non-employee members of the Board of Directors, except that the CEO participates as a Board member when non-employee director compensation is considered and determined by the Board of Directors.

Compensation Discussion and Analysis
Executive Summary
The Company’s executive compensation program and its underlying philosophy have always emphasized pay for performance and shareholder-focused awards, with few perquisites and significant portions of compensation consisting of performance-based cash bonuses and equity awards, including stock options, the value of which is based on long-term appreciation of the Company’s Common Stock.
Significant features of the executive compensation program and related Company policies include:

•	components with significant at-risk compensation based on a mix of short-term and long-term goals;

•	cash bonus program with annual and 3-year performance-based awards;

•	equity-based compensation program with 3-year performance-based restricted stock/RSUs and stock options;

•	grant agreements with executive officers that include:

(i)	clawback clauses for the recoupment or forfeiture of compensation in the event of certain accounting restatements or as otherwise required by law; and

(ii)	a double-trigger standard conditioning payout on involuntary or constructive discharge in the event of a change-in-control

•	no excise tax gross-ups; and

•	policies prohibiting directors and employee recipients of equity-based compensation awards from participating in:

(i)	hedging transactions that would limit their risks from decreases in the price of the Company’s Common Stock; and

(ii)	pledging arrangements involving Company securities, as described in more detail in footnote 3 to the beneficial ownership table on page 6.

Overview of CEO Compensation
The total compensation provided to the CEO includes three main components: base salary, performance-based annual and long-term cash incentive awards, and equity-based incentive awards based on total shareholder return and stock appreciation. The total value of the CEO’s compensation package is heavily weighted to performance-based awards because of the significance of his role in the overall direction and success of the Company. Further, long-term incentive awards represent the largest component of the CEO’s compensation, serving the goals of retention as well as alignment with stockholders’ interests in the long-term appreciation in the value of the Company’s Common Stock.
Compensation Mix: Focus on Performance-Based Components
The pie chart below illustrates the components of the CEO’s compensation mix for 2013. The percentages shown in the pie chart are based on annual base salary, target-level values of cash awards under the Performance Incentive Plan (“PIP Awards”), and grant date fair values of equity-based compensation awards. This formulation differs from the values shown in the Summary Compensation Table on page 34 that reports only actual payments under PIP Awards, rather than target-level values, and includes “Change in Pension Value and Nonqualified Deferred Compensation Earnings” or “All Other Compensation.”

CEO Compensation Mix

As illustrated above, for 2013, base salary as a percentage of total CEO compensation was 25%, and performance-based compensation (including stock options) was 75%. This illustrates the focus on “at-risk” compensation with performance-based annual and multi-year cash incentive, performance-based restricted stock awards, and stock option awards with value based on the absolute appreciation of the Company’s Common Stock.
Compensation for 2014
At its meeting in February 2014, the Compensation Committee approved a CEO compensation package for 2014 that was identical to his compensation in 2013 (except for the change to performance-based RSUs from restricted stock). This includes the same base salary that has been in effect since 2010, a “Target Bonus Percentage” of 75% for each of the Annual and Multi-Year PIP Awards, and grants of 80,000 stock options and 15,000 performance-based restricted stock units in lieu of restricted stock, as noted above.
CEO Compensation and Alignment with Long-Term Interests of Shareholders
As mentioned above, the Compensation Committee has endeavored to align the CEO’s total compensation with the long-term interests of shareholders by including a mix of components in the form of:

•	performance-based cash awards tied to achieving key annual and multi-year financial performance metrics such as growth in Earned Premiums, Profit Margins and Return on Equity;

•	performance-based restricted stock/RSU awards tied exclusively to the performance of Kemper’s total shareholder return (“TSR”) relative to a peer group; and

•	stock option awards tied to achieving absolute long-term appreciation in the price of the Company’s Common Stock.
CEO Share Ownership
Under the Company’s Stock Ownership Policy (as described in more detail on page 31 below), the CEO is required to maintain, at a minimum, ownership of the number of shares of Common Stock valued at five times his annual base salary, an increase from three times his base salary in place before the policy was revised in February 2014. The Compensation Committee closely monitors the CEO’s shareholdings and believes that the equity-based compensation awards that he has received, along with his subsequent retention of shares acquired through the exercise of stock options and vesting of restricted stock, have further aligned his interests with those of the Company’s shareholders. The CEO has exceeded the minimum levels required under the Stock Ownership Policy, as demonstrated in the table below that shows the number of shares of Common Stock that he owns, and their valuation, as of March 10, 2014.

Shares of Unrestricted Common Stock(#)	Shares of Unvested Restricted Stock(#)(2)	Total Share Ownership(#)	Value of Shares Owned ($)(1)	2014 Base Salary($)	Value of Shares Owned as a Multiple of Base Salary (#)
165,583	30,000	195,583	7,694,235	1,000,000	7.7x

(1)	Based on the closing price ($39.34) of a share of Common Stock on March 10, 2014.

(2)
Effective February 2014, awards of performance-based RSUs replaced restricted stock. Unlike restricted stock, RSUs are not considered beneficially owned shares of Common Stock and accordingly are not included in the ownership tables in this Proxy Statement.

TSR Performance: Kemper Common Stock Compared to S&P Supercomposite Insurance Index (“Peer Group”)
The metrics for each award of performance-based restricted stock (and restricted stock units, beginning in 2014) granted to the NEOs are based on the relative performance of Kemper’s TSR compared to the Peer Group, as discussed in more detail below on page 30. The NEOs would forfeit these awards if the Company’s TSR over the applicable performance period falls below the 25th percentile of the S&P Supercomposite Insurance Index (“Peer Group”). The graph below shows relative TSR performance over the period from January 1, 2011 through December 31, 2013.

Kemper v. S&P Supercomposite Insurance Index (Peer Group)
3 Year Total Shareholder Return (2011-2013)
Allocation of Specific Elements of Compensation
The basic objective of the Company’s executive compensation program is to attract, retain and motivate the performance of the Company’s executives by providing compensation packages that include reasonable and competitive direct compensation structured to reward its executives for increasing shareholder value. As mentioned above, shifts in the program over the past several years have added increased emphasis on contingent rewards linked to Company performance. The Company’s NEOs receive a few modest perquisites and are eligible to participate in employee health and welfare benefits and retirement plans offered by the Company.
The Company’s executive compensation program does not, and has not historically, used fixed formulas to allocate compensation between cash and non-cash compensation, or determine the mix of forms or levels of compensation. Rather, the program includes a range of tools aimed at providing competitive advantage and flexibility to respond to developments within, or otherwise affecting, the Company from time to time. Consistent with the overall program objectives and underlying philosophy described above, the Company emphasizes the compensation elements linked most closely to increasing shareholder value.
Providing a competitive salary is important in achieving the Company’s objective of attracting and retaining superior executive talent. An individual’s responsibilities and experience as well as competitive marketplace factors are generally taken into account in determining his or her salary. The cash incentive bonus component of compensation furthers the fundamental principle of linking compensation to Company performance, particularly profitability, the primary metric the Company believes is critical to the creation of shareholder value. Equity-based compensation is considered another key source of contingent compensation intended to further align management incentives with shareholder interests. The Compensation Committee strongly believes that stock incentives, including stock options and performance-based restricted stock/units, provide an effective means of motivating shareholder-focused behavior by key executives. The Compensation Committee closely monitors share retention by key executives, and the Company's Stock Ownership Policy imposes a holding period for shares obtained as a result of equity-based compensation awards to executive officers, as well as minimum ownership requirements that were increased when the policy was revised in

February 2014. For more information about executive officer stock ownership, see the discussion on page 31 under the heading Stock Ownership Policy.
Compensation Strategy and Analysis
General Strategy
In its deliberations on executive compensation, the Compensation Committee considers cash and equity-based compensation in light of their consistency with the Company’s underlying principles and objectives, the total value to individual executives and the cost to the Company. Executive compensation decisions incorporate the following three-part approach by the Compensation Committee:

•	Reward results through long-term incentives with contingent value based on stock performance, while closely monitoring senior management’s stock retention;

•
Consider, with the assistance of its independent compensation consultant, industry data on levels of executive compensation for certain specific positions at similar companies in the insurance industry to assess the extent to which the Company’s practices may vary from industry practices and determine whether any noted variances are reasonable, appropriate and purposefully designed to successfully attract and retain skilled executives in a highly competitive marketplace; and

•
Obtain a clear understanding of the business strategies and objectives of the Company, and the reasoning and recommendations of senior management for motivating their key subordinates. The Compensation Committee believes it is important and appropriate to give serious consideration to the views of senior management who run the Company and supervise its key managerial employees.

Benchmarking Analysis
As part of its executive compensation review for 2013, the Compensation Committee considered two benchmarking analyses presented by Exequity. The first analysis considered the compensation components of base salary, actual bonus, long-term incentives, and total compensation of the Company’s CEO, Chief Financial Officer and General Counsel, based on an analysis of proxy statements filed by a peer group (the “Proxy Group”). The positions of the CEO, Chief Financial Officer and General Counsel were matched, to the extent these positions were disclosed by the companies in the Proxy Group, and compensation data was based on disclosures in proxy statements filed in 2012. As reported in such proxy statements, bonus data included in the analysis were actual bonuses earned in 2011 and paid in 2012. Long-term incentives were annualized and valued using Exequity valuation methodology.
The Proxy Group consisted of seventeen publicly-traded companies in the insurance industry with profiles similar to the Company’s based on information disclosed in their proxy statements. Most of the companies included in the Proxy Group had a majority of operations in the property and casualty insurance industry, and the variations in their revenues, assets and market capitalization were considered when the group was selected. The following companies were included in the Proxy Group:

Alleghany Corporation	HCC Insurance Holdings, Inc.
American National Insurance Company	Mercury General Corporation
W.R. Berkley Corporation	The Progressive Corporation
Cincinnati Financial Corporation	Protective Life Corporation
Delphi Financial Group Inc.	Selective Insurance Group, Inc.
FBL Financial Group, Inc.	Torchmark Corporation
First American Financial Corporation	Tower Group, Inc.
Genworth Financial, Inc.	White Mountains Insurance Group, Ltd.
The Hanover Insurance Group, Inc.
The second benchmarking analysis presented by Exequity considered the compensation components of base salary, target bonus, long-term incentives and total compensation for the Company’s CEO, Chief Financial Officer, General Counsel, Chief Investment Officer and operating company presidents with the compensation for comparable positions at companies within two peer groups of U.S.-based insurance companies participating in Equilar’s Top 25 Survey (“Equilar Survey”). The first insurance peer group consisted of all U.S.-based insurance companies in the Equilar Survey, excluding U.S.-based subsidiaries of foreign companies and mutual insurance companies without publicly available size data (the “All Insurance Peer Group”). The second insurance peer group consisted of a subset of the All Insurance Peer Group with book values of assets between one-third and three times the Company’s book value of assets (the “All Insurance Peer Subgroup”). Equilar Survey data was current as of May 1, 2012.
The following companies were included in the All Insurance Peer Group; those designated with an asterisk comprise the All Insurance Peer Subgroup:

ACE Limited	The Navigators Group, Inc.*
The Allstate Corporation	PartnerRe Ltd.*
Alterra Capital Holdings Limited*	The Phoenix Companies, Inc.*
Arthur J. Gallagher & Co.*	Protective Life Corporation*
Aspen Insurance Holdings Limited*	Prudential Financial, Inc.
Assurant, Inc.*	RLI Corp.*
Erie Indemnity Company*	Symetra Financial Corporation*
First American Financial Corporation*	Tower Group, Inc.*
The Hanover Insurance Group, Inc.*	The Travelers Companies, Inc.
The Hartford Financial Services Group, Inc.	Unum Group
Lincoln National Corporation	Willis Group Holdings Public Limited Company*
The Compensation Committee utilized the benchmarking data as a test of the reasonability of the compensation paid to the Company’s CEO, other executive officers, and operating company presidents. In evaluating the benchmarking data, the Compensation Committee did not follow a rigid process, establish specific pay objectives in evaluating the benchmarking data (such as, for example, targeting different elements of compensation at the median), or utilize the data as part of specific formulas when making compensation determinations for these executives. Instead, the Compensation Committee considered the benchmarking analysis as a means of identifying any outliers and determining whether the levels of compensation provided to the CEO, other executive officers, and operating company presidents are within appropriate ranges in comparison to comparable companies. The benchmarking data was also subjectively considered by the Compensation Committee as an additional point of reference in its deliberations on compensation levels for these executives, along with other factors such as Company performance, individual performance and the Company’s compensation philosophy and objectives. The Compensation Committee believes that the Company’s executive compensation program is fair, competitive with marketplace practices and effective in enhancing shareholder value.
Chief Financial Officer Changes in 2013
Effective March 15, 2013, Frank J. Sodaro, then Vice President, Planning and Analysis, was elected Senior Vice President and Chief Financial Officer upon Mr. Vigneau’s departure from the Company. Mr. Vigneau entered into a separation agreement with the Company, dated as of March 18, 2013 (“Separation Agreement”), under which he received a cash severance payment, continued health and dental insurance coverage under COBRA at the active employee rate, and outplacement services at the Company’s cost through a Company-retained provider. The compensation paid to Messrs. Sodaro and Vigneau in 2013 is detailed below in the Executive Officer Compensation & Benefits section beginning on page 34.
Annual Determination of Specific Compensation
The determination of the specific amount of salary, participation level for cash bonus awards and size of equity-based grants for a particular executive officer depends in substantial part on the nature and scope of the responsibilities of the individual’s job and the quality and impact of the individual’s performance and contributions.
Salary
At its meetings in December 2012 and February 2013, the Compensation Committee deliberated with regard to Mr. Southwell’s compensation package for 2013. The Committee considered a multi-year comparative compensation summary for Mr. Southwell provided by Exequity. The Committee reviewed in detail Mr. Southwell’s total compensation package (base compensation, annual bonus, long-term incentives, benefits and perquisites and potential change-of-control payments), as well as data on his stock ownership, the value of equity received from the Company’s long-term incentive plans and available benchmarking information. The Committee determined that Mr. Southwell’s compensation package satisfied its compensation policy for the CEO that emphasizes longer-term incentives and de-emphasizes perquisites and personal benefits. Following its review and discussion of the comparative summary and Mr. Southwell’s historical compensation data and his responsibilities, accomplishments and goals, the Compensation Committee decided not to provide a 2013 base salary increase for Mr. Southwell, but to maintain his salary at the level in effect since 2010. The Compensation Committee determined that the CEO’s base salary should be held at the $1,000,000 deductibility limit under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) to ensure the full deductibility of the base salary.
In reviewing the amount of base salary for each of the other executive officers for 2013, the Compensation Committee considered the recommendations made by the CEO based on his assessment of the individual’s job performance and contributions, relevant benchmarking analysis, and observations of the Committee with respect to the individual’s job performance. The executive officer performance assessments were subjective and did not entail measurement against specific goals or other objective factors. Following its review and discussion, the Compensation Committee approved base salary increases for Messrs. Renwick and Konar and Ms. Lynch of 3.6%, 34.4% and 2.7%, respectively. Mr. Konar’s increase was intended as a market adjustment based on the peer benchmarking analysis to better reflect his position and senior executive role within the Company as a seasoned senior executive. Mr. Sodaro and Ms. Lynch received bases salary increases for 2013 as a result of their promotions to new roles and their resulting new and additional responsibilities. Mr. Sodaro received an interim base salary increase of 34.6% in connection with his promotion to Senior Vice President and Chief Financial Officer in March 2013, and Ms. Lynch received an interim base salary increase of 16.9% in connection with her promotion to Property and Casualty Group Executive in December 2012.
Performance Incentive Plan Awards
The Performance Incentive Plan is a cash incentive program used to motivate and reward eligible executives of the Company and its subsidiaries, and provides for annual incentive awards (“Annual PIP Awards”) and multi-year incentive awards (“Multi-Year PIP Awards”) (collectively “Annual and Multi-Year PIP Awards” or “PIP Awards”). Each year, the Compensation Committee makes a selection of the specific performance criteria applicable to Annual and Multi-Year PIP Awards for a particular year from a range of performance indicators set forth in the Performance Incentive Plan.

The two types of Awards granted under the Plan are:

•	Annual PIP Award—under which a participant is given the opportunity to earn a cash bonus based on the results of performance criteria measured over a performance period of one year or less.

•
Multi-Year PIP Award—under which a participant is given the opportunity to earn a cash award based on the results of one or more performance criteria measured over a performance period of more than one year (generally three years).

Threshold, Target and Maximum Performance Levels
For each of the 2013 Annual and Multi-Year PIP Awards granted to the NEOs, the Compensation Committee established threshold, target and maximum performance levels. The threshold performance level is the minimum level of performance that must be met before a payout may occur. The threshold performance level was set to pay out at one-fourth of the target level, and the maximum performance level was set to pay out at twice the target level. The maximum level is set high to encourage excellence and reward superior performance, while at the same time placing a reasonable limit on the size of the potential payout.
2013 PIP Awards and Target Bonus Percentages
At its meeting in February 2013, the Compensation Committee granted Annual and Multi-Year PIP Awards to the NEOs, and assigned a target bonus percentage to each recipient representing a percentage of his annual base salary (“Target Bonus Percentage”). For 2013 Annual PIP Awards, annual base salary is the recipient’s base salary in effect as of April 1, 2013. For 2013 Multi-Year PIP Awards, the base salary is the average of the recipient’s base salary in effect as of April 1 during each of 2013, 2014 and 2015.
In making its decisions for 2013, the Compensation Committee considered whether the goals and incentives aligned well with the current realities of the insurance industry and the overall business climate in the markets in which the Company operates. The Compensation Committee approved company performance criteria (“Company Performance Criteria”) for the 2013 PIP Awards to the NEOs consistent with those approved under their 2012 PIP Awards, with the exception of Ms. Lynch. When the 2012 PIP Awards were granted, Ms. Lynch was President of the Kemper Preferred business segment and, accordingly, the performance criteria for her 2012 PIP Awards were based on metrics specific to Kemper Preferred. As she was promoted to Property and Casualty Group Executive in December 2012, the performance criteria for her 2013 PIP Awards were based on metrics for the Property and Casualty Group as a whole.
For each of the 2013 Annual and Multi-Year PIP Awards, the Compensation Committee approved Target Bonus Percentages of 75% for Mr. Southwell and 50% for each of the other NEOs. Except for Mr. Sodaro, these Target Bonus Percentages were consistent with the Target Bonus Percentages approved for the 2012 PIP Awards. The Target Bonus Percentage for Mr. Sodaro's 2012 PIP Awards was 20%. The 2013 Annual PIP Awards to the NEOs other than Mr. Southwell were 70% based on Company Performance Criteria and 30% based on individual performance criteria. Mr. Southwell’s 2013 Annual PIP Award was 100% based on Company Performance Criteria. The 2012 Annual PIP Awards to the NEOs other than Mr. Sodaro were 100% based on Company Performance Criteria. The 2012 Annual PIP Award to Mr. Sodaro was 70% based on Company Performance Criteria and 30% based on individual performance criteria. The 2013 Multi-Year PIP Awards to all of the NEOs were 100% based on Company Performance Criteria.
The Company Performance Criteria adopted for the 2013 PIP Awards granted to the NEOs were designed to take into account the Company’s business plans, which included reduction of certain risk exposures, managing capital more efficiently and re-shaping the business mix over time to improve profitability, as was the case in 2012. These Company Performance Criteria are shown in the following table.

Company Performance Criteria for 2013 PIP Awards

Name	2013 Annual PIP Award	2013 Multi-Year PIP Award
Donald G. Southwell	Annual Kemper Consolidated (1) Earned Premium Revenue Growth; (2) Operating Profit Margin	3-Year Average of Kemper Consolidated (1) Revenue Growth; (2) Return on Equity
Frank S. Sodaro	Annual Kemper Consolidated (1) Earned Premium Revenue Growth; (2) Operating Profit Margin	3-Year Average of Kemper Consolidated (1) Revenue Growth; (2) Return on Equity
Scott Renwick	Annual Kemper Consolidated (1) Earned Premium Revenue Growth; (2) Operating Profit Margin	3-Year Average of Kemper Consolidated (1) Revenue Growth; (2) Return on Equity
Edward J. Konar	Annual (1) Earned Premium Revenue Growth; (2) Net Operating Income; weighted 90% for Kemper Home Service Companies & 10% for Reserve National	3-Year Average of (1) Earned Premium Revenue Growth Rate; (2) Return on Allocated Equity; weighted 90% for Kemper Home Service Companies & 10% for Reserve National
Denise I. Lynch	Annual (1) Earned Premium Revenue Growth for the Total P&C Group; (2) Consolidated GAAP Combined Ratio for the Total P&C Group	3-Year Average of (1) Earned Premium Revenue Growth and (2) Return on Allocated Equity, calculated on a consolidated basis for the Total P&C Group
Dennis R. Vigneau	Annual Kemper Consolidated (1) Earned Premium Revenue Growth; (2) Operating Profit Margin	3-Year Average of Kemper Consolidated (1) Revenue Growth; (2) Return on Equity
A catastrophe loss collar applies to Company Performance Criteria set forth in the above table that are based on operating results of the Company’s property and casualty businesses, so that award calculations based on such measures will limit the effect of catastrophe losses to a maximum of 1.5 times and a minimum of 0.5 times the projected catastrophe losses for such business units. Definitions of the relevant terms for the Company Performance Criteria applicable to the 2013 Annual and Multi-Year PIP Awards shown in the table above are described in Appendix A to this Proxy Statement.
Use of Performance Matrices
Annual and Multi-Year PIP Awards granted through 2013 were based on an incentive matrix design (“Performance Matrix”) to determine the payouts based on results of the Company Performance Criteria. The two-dimensional design of the Performance Matrix includes hundreds of entries representing the results of different combinations of the two performance metrics applicable to a particular award.
For example, revenue growth and profit margin are the two key Company Performance Criteria under the 2013 Annual PIP Awards to the CEO. The Company Performance Criteria for these 2013 Annual PIP Awards were integrated into a Performance Matrix with Profit Margin as the X axis and Premium Revenue Growth as the Y axis (“Annual 2013 Corporate Performance Matrix”). To determine bonus payouts, the revenue growth achieved is traced on the Y axis and the Profit Margin achieved is traced on the X axis. The amount earned under the award is determined at the intersection of the two data points.
Determination of Target Multiplier
In determining the payout for each award, the actual performance results for the performance period are compared to the applicable Performance Matrix to determine a target multiplier percentage (“Target Multiplier”), which is the point on the matrix representing the combination of performance results for each Company Performance Criterion. The Target Multiplier is then applied to the individual’s Target Bonus Percentage and base salary to determine whether a payout under the award is due and the amount of any such payout. For performance between points on the Performance Matrix, the Target Multiplier is interpolated on a straight-line basis. The Target Multiplier will either be 0%, if results are below threshold performance levels, or will range from 25% up to 200% if results are between threshold and maximum performance levels. For results under threshold performance levels, no bonus would be payable. For results at or above maximum performance levels, the bonus would be capped at the 200% Target Multiplier.
For the 2013 Annual PIP awards to each NEO other than Mr. Southwell, the award payouts were determined as follows:
Total Award Payable = (Company Award Percentage + Individual Award Percentage) * Base Salary.
The Company Award Percentage is determined as Target Multiplier for Company Performance Criteria * Weighted Target Bonus Percentage for Company Performance Criteria. The Individual Award Percentage is determined as Individual Multiplier * Weighted Target Bonus Percentage for Individual Measures. The Target Multiplier for Company Performance Criteria is determined from the applicable Performance Matrix, and the Individual Multiplier is determined from an evaluation of the award holder’s individual performance criteria. The officer’s Corporate Award Percentage and Individual Award Percentage are added together, and the sum is multiplied by his or her Base Salary to determine the amount of the payout, if any, under the Annual PIP Award.

For the 2013 Annual PIP awards to Mr. Southwell, the award payout was based 100% on Company Performance Criteria and was determined as follows:
Total Award Payable  = Company Award Percentage * Base Salary.
The Company Award Percentage is determined as Target Multiplier for Company Performance Criteria * Weighted Target Bonus Percentage for Company Performance Criteria. Mr. Southwell’s Target Multiplier for Company Performance Criteria is determined from the Performance Matrix applicable to his award, and there is no additional individual component to his award determination.
2013 Annual PIP Awards
The performance measures under the 2013 Annual PIP Awards granted to the NEOs other than Mr. Southwell were 70% based on company performance and 30% based on individual performance. The performance measures under the 2013 Annual PIP Award granted to Mr. Southwell were 100% based on company performance. While past criteria for such awards were based exclusively on company financial performance, the individual performance component was added to incorporate and emphasize issues of particular importance to the job responsibilities of the respective officers.
The individual performance components included goals related to the following: for Mr. Sodaro, establishing various constituent relationships, driving and strengthening certain enterprise-wide initiatives, corporate capabilities and staff development; for Mr. Renwick, facilitating a particular corporate initiative and directing strategy for and overseeing certain significant regulatory and litigation matters; for Mr. Konar, providing support for corporate initiatives, managerial responsibility for certain significant regulatory matters, implementing product changes and planning staff development; and for Ms. Lynch, determining and implementing business strategy and senior leadership initiatives, developing various constituent relationships, driving a key technology project, providing support for corporate initiatives and overseeing the run-off of the Kemper Direct business.
The portion of the 2013 Annual PIP Awards based on Company Performance Criteria was consistent with the approach for 2012. There was no single “target” in connection with the 2013 Annual PIP Awards, as the design of the applicable Performance Matrices provide for Target Multipliers determined by different combinations of each of the two performance criterion, as described above. For instance, many combinations of Operating Profit Margin and Earned Premium Revenue Growth Rates could produce a Target Multiplier of 100% under the Annual 2013 Performance Matrix. The document representing such matrix includes hundreds of entries representing the results of different combinations of Earned Premium Revenue Growth Rates ranging from -11.3% to 2.8%, and Operating Profit Margin rates ranging from 2.2% to 11.9%.
The following table is an abbreviated version of the Annual 2013 Corporate Performance Matrix. The abbreviated table includes twenty-five possible combinations of the two performance criteria to illustrate how different combinations of the two criteria could produce the same or different Target Multipliers.

Sample Target Multiplier Calculation
From Annual 2013 Corporate Performance Matrix

Earned Premium Revenue Growth Rates (%)	Target Multiplier (%)
2.8	33.7	105.5	156.7	200.0	200.0
-1.2	25.0	75.0	109.4	145.8	200.0
-4.0	–	60.9	87.5	113.5	200.0
-7.3	–	54.0	76.8	97.7	200.0
-11.3	–	–	–	27.3	105.3
Operating Profit Margin (%)	2.2	4.4	6.1	8.2	11.9
The Performance Matrices applicable to the 2013 PIP Awards granted to Mr. Konar and Ms. Lynch are described in Appendix A to this Proxy Statement.
2013 Multi-Year Awards
As with the 2013 Annual PIP Awards, there was no single “target” in connection with the 2013 Multi-Year PIP Awards, as the design of the applicable Performance Matrices provides for a range of Target Multipliers determined by different combinations of each of the two performance criterion, Revenue Growth and Return on Equity. For instance, many combinations of these criteria could produce a Target Multiplier of 100% under the 2013 Multi-Year Corporate Performance Matrix. The document representing the Multi-Year 2013 Performance Matrix includes Revenue Growth rates ranging from -10% through 6.4%, and Return on Equity ranging from 2.6% through 14.1%. Target Multipliers for performance results in between specified points would be interpolated on a straight-line basis.
The Performance Criteria and method for determining the Target Multipliers applicable to the 2013 Multi-Year PIP Awards granted to Mr. Konar and Ms. Lynch are described above and in Appendix A to this Proxy Statement.
2013 Annual PIP Awards—Performance Results and Payouts
At its meeting in February 2014, the Compensation Committee certified the performance results for the 2013 Annual PIP Awards to the NEOs in accordance with the Performance Incentive Plan. The actual 2013 performance results applicable to the 2013 Corporate Performance Matrix were consolidated Earned Premium Revenue Growth rate of -3.86% and Operating Profit Margin of 7.78%. The Target Multiplier for 2013 Annual PIP Awards derived from the Annual 2013 Corporate Performance Matrix was determined to be 107.4%, and, accordingly, payouts were made under those awards for Messrs. Southwell, Sodaro and Renwick, as shown below. The method for determining the Target Multipliers for the 2013 PIP Awards granted to Mr. Konar and Ms. Lynch are described in Appendix A to this Proxy Statement, and their payout calculations are shown below. Mr. Vigneau received no payout under his 2013 Annual PIP Award because of his departure from the Company in March 2013.

The calculation of the amounts paid to the NEOs (as applicable) in February 2014 under the 2013 Annual PIP Awards is presented in the following table.
Performance Results—2013 Annual PIP Awards

Employee Name	Target as a % of Base Salary(%)	Base salary as of April 1, 2013($)	Payout based on Individual Performance Measures($)	Payout based on Financial Performance Measures($)	Total Bonus Payout($)	Total payout as a % of Base Salary(%)

Donald G. Southwell	75	1,000,000	—	805,500	805,500	80.6
Frank J. Sodaro	50	350,000	60,000	131,565	191,565	54.7
Scott Renwick	50	570,000	90,000	214,263	304,263	53.4
Edward J. Konar	50	430,000	45,000	135,089	180,089	41.9
Denise I. Lynch	50	450,000	70,000	244,125	314,125	69.8
2011 Multi-Year PIP Awards—Performance Results
At its meeting in February 2014, the Compensation Committee certified the performance results for the 2011 Multi-Year PIP Awards to the NEOs in accordance with the Performance Incentive Plan. The actual performance results for the 2011 – 2013 three-year performance period applicable to the 2011 Corporate Performance Matrix were 3-year average consolidated Revenue Growth of -4.84% and Return on Equity of 6.23%. Based on the performance results under the 2011 Multi-Year PIP Awards, the Target Multiplier for all NEOs other than Mr. Konar was zero, and, accordingly, no payouts were made under those awards. The payout for Mr. Konar is shown in the table below.

The calculation of the amounts paid to the NEOs (as applicable) in February 2014 under the 2011 Multi-Year PIP Awards is presented in the following table. Mr. Vigneau received no payout under his 2011 Multi-Year PIP Award because of his departure from the Company in March 2013.
Performance Results—2011 Multi-Year PIP Awards

Employee Name	Target as a % of 3 Year Average Base Salary(%)	3 Year Average Base salary as of April 1, 2013($)	Total Bonus Payout Based 100% on Financial Performance Measures($)	Total payout as a % of Base Salary(%)

Donald G. Southwell	75	1,000,000	—	—
Frank J. Sodaro	20	288,333	—	—
Scott Renwick	50	550,000	—	—
Edward J. Konar	50	350,000	210,455	60.1
Denise I. Lynch	50	403,333	—	—
Equity-Based Compensation
Equity-based compensation continues to be an integral part of the Company’s executive compensation program. The Compensation Committee pays close attention to share retention resulting from the exercise of option awards previously granted to the Company’s executive officers, and includes share retention as one of the factors considered in determining the appropriate award level for new equity grants. However, the Committee does not utilize formulas in making such determinations, other than to assess compliance with the minimum holding requirements of the Company's Stock Ownership Policy, which were increased in February 2014, as described on page 31 below under the heading Stock Ownership Policy. The Committee believes that the Company’s equity-based compensation program has played the principal role in the acquisition and retention of significant levels of Company stock owned by its executive officers, thereby better aligning the interests of the Company’s management and shareholders.
The 2013 executive compensation program continued the mix of equity-based compensation awards adopted in 2009. This included awards of both performance-based restricted stock and stock options under the Omnibus Plan. The design of the Omnibus Plan provides for fungible use of shares, with a fungible conversion factor of 3 to 1, so that the share authorization under the plan is reduced at two different rates, depending upon the type of award granted. Each share of Common Stock issued upon the exercise of stock options or stock appreciation rights reduces the share authorization by one share, while each share of Common Stock issued pursuant to “full value awards” reduces the share authorization by three shares. “Full value awards” are awards other than stock options or SARs that are settled by the issuance of shares of Common Stock, e.g., restricted stock, RSUs and other stock-based awards.
In considering the number of equity-based shares to award to a particular executive officer, the Compensation Committee also takes into account the CEO’s and its own subjective evaluations as to the individual’s ability to influence the long-term growth and profitability of the Company, given his or her particular job responsibilities. In light of his overall responsibility for the Company’s operations and financial results, the CEO would ordinarily be deemed to have the greatest ability to influence the long-term growth and profitability of the Company. In 2013, the Compensation Committee granted the CEO 80,000 stock options and 15,000 shares of performance-based restricted stock, the same as awards granted in 2012.
At its meeting in February 2014, the Compensation Committee approved performance-based RSU awards instead of performance-based restricted stock, with terms that were generally consistent with 2013 restricted stock grants, except that RSUs have no voting rights and entitle the holder to dividend-equivalents in lieu of actual dividends paid to shareholders. In addition, the RSUs include modified vesting and forfeiture terms consistent with terms approved for stock options in 2013 that provide for continued vesting post-termination (subject to applicable non-compete and claw-back clauses) if, at the time of termination, the award holder is eligible for retirement (defined as termination of employment after attaining either age 65 with at least 5 years of service or age 60 with at least 10 years of service).
Performance-Based Restricted Stock Awards in 2013
The performance-based restricted stock awards granted to the NEOs on January 31, 2013 were made under the Omnibus Plan. These performance-based restricted stock awards are subject to forfeiture and transfer restrictions until vesting on the third anniversary of the grant date in accordance with the award agreements. The determination of vesting will be based on the Company’s total shareholder return over a three-year performance period ending on December 31, 2015 relative to a peer group comprised of all companies in the S&P Supercomposite Insurance Index (“Peer Group”). The award agreements provide for grants of additional shares of restricted stock to the award recipient if the Company’s relative performance exceeds the “target” performance level, which is the 50th percentile based on TSR relative to the Peer Group (“Relative TSR Percentile Rank”). The number of performance-based restricted stock shares granted to each NEO on January 31, 2013 (“Target Shares”) that will vest, and the number of additional shares, if any, that will be granted on the Vesting Date (“Additional Shares”), will be determined in accordance with the following table:

Kemper’s Relative TSR Percentile Rank	Total Shares to Vest and/or be Granted on Vesting Date as Percentage of Target Shares (%)
90th or Higher	200
75th	150
50th	100
25th	50
Below 25th	—
For performance falling between the percentile levels specified in the first column of the table, the number of shares that will vest and the number of Additional Shares, if any, that will be granted on the Vesting Date will be determined by straight-line interpolation from the percentages specified in the table. Any Target Shares that do not vest in accordance with the table above will be forfeited on the Vesting Date. Under the terms of the applicable equity-based compensation plans of the Company, all outstanding Target Shares of restricted stock may be voted and are entitled to receive dividends on the same basis as all other outstanding shares of Common Stock.
The February 2, 2013 grant date fair values of the performance-based restricted stock was estimated at $42.12 per share based upon the Monte Carlo simulation method. For a discussion of valuation assumptions, see Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Performance Results for 2011 Performance-Based Restricted Stock Awards
The Compensation Committee certified the performance results of the Company’s TSR relative to its Peer Group for the 2011 – 2013 Performance Period for the Performance-Based Restricted Stock Awards granted to the NEOs in 2011. The TSR for Kemper and each company in the Peer Group was calculated using the 20-day average trading price preceding the beginning and the end of the Performance Period. The Company’s TSR was determined to be 75.1% for the Performance Period. Relative to the Peer Group, the Company’s TSR of 75.1% ranked #21 out of 50 companies included in the Peer Group, or in the 59th percentile, which resulted in a payout multiplier of 118% of Target Awards. As a result, all Target Shares granted under the 2011 Performance-Based Restricted Stock Awards vested and 18% of the number of Target Shares were issued as Additional Shares.
The number of Target Shares that vested and Additional Shares that were issued on February 1, 2014 to the NEOs as a result of the certified performance results are as follows:

Name	Target Shares (#)	Additional Shares (#)	Total Shares (#)
Donald G. Southwell	15,000	2,700	17,700
Frank J. Sodaro	1,500	270	1,770
Scott Renwick	3,500	630	4,130
Edward J. Konar	3,000	540	3,540
Denise I. Lynch	3,000	540	3,540
Changes Made to NEO Compensation for 2014
At its meetings in October 2013 and February 2014, the Compensation Committee considered the comparative data and historical information provided by Exequity and the performance of the NEOs in 2013 and deliberated with regard to their 2014 compensation. As previously mentioned on page 22 under the heading Compensation for 2014 in the section entitled “Overview of CEO Compensation,” the Compensation Committee approved a compensation package for Mr. Southwell that was identical to his 2013 compensation (except for the change to performance-based RSUs). The Compensation Committee set Mr. Southwell’s 2014 annual base salary at the level in effect since 2010 and approved 2014 base salary increases for the other NEOs. Other than Mr. Sodaro, the increases in base salaries were not material in amount. Mr. Sodaro’s base salary was increased by 21.4% to better reflect his role as Chief Financial Officer based on peer benchmarking information.  When he assumed his new role in 2013, Mr.  Sodaro's compensation was set below market level for public-company chief financial officers for the transition period, and the increase approved for 2014 was intended as an adjustment toward the lower end of the market range in light of his relatively short tenure in that position.
At its meeting in February 2014, the Compensation Committee approved the Company’s Executive Performance Plan, the material terms of which are being submitted for shareholder approval at the 2014 Annual Meeting, and approved performance formulas for 2014 awards based on operating income and allocation percentages for any resulting bonus pools under the new plan. The Executive Performance Plan is intended to serve as an umbrella plan to ensure that any cash bonuses paid to officers who are subject to Section 162(m) will be fully tax-deductible. The Executive Performance Plan will serve as the potential funding vehicle for cash bonuses to such officers based on one or more pre-approved objective performance-based formulas. The formulas will determine any bonus pools for possible bonus payouts to the applicable offiers, subject to downward adjustment in the exercise of negative discretion by the Compensation Committee when evaluating the relevant performance factors. The new plan is discussed in more detail in connection with Proposal 3.
The Compensation Committee also approved the Company Performance Criteria for the 2014 Annual and Multi-Year PIP Awards to the NEOs. For 2014, the criteria were the same as those approved for 2013, but the Company moved to the use of two separate performance grids that measure performance based on absolute metrics instead of using a single matrix as in past years. For the 2014 Annual PIP Awards, the performance criterion related to revenue growth is weighted 20%, and the criterion related to profit margin is weighted 80%. For the 2014 Multi-Year PIP Awards, the performance criterion related to revenue growth is weighted 20%, and the criterion related to return on equity is weighted 80%.
The Compensation Committee also approved 2014 grants of performance-based RSUs instead of performance-based restricted stock, with terms that were generally consistent with 2013 restricted stock grants, as described on page 29 above under the heading Equity-Based Compensation. The number of performance-based RSUs and stock options granted to the NEOs in 2014 were generally consistent with the performance-based restricted stock and stock options granted in 2013. However, as a result of his new position as Chief Financial Officer, the awards granted to Mr. Sodaro in 2014 increased in value and changed in type, shifting to 4,000 performance-based RSUs and 20,000 stock options in 2014 from 3,000 restricted stock shares split equally between time- and performance-based vesting and no stock options in 2013.
Stock Ownership Policy
Consistent with its fundamental executive compensation principles, Company philosophy has always encouraged long-term ownership of the Common Stock by its executive officers. Since 2006, the Company has maintained its Stock Ownership Policy that applies to the Company’s non-employee directors and executive officers. In February 2014, the Compensation Committee revised the Stock Ownership Policy to base the requirements entirely on a multiple of compensation rather than the prior structure based on the lesser of a compensation multiple or fixed number of shares. The multiple of compensation applicable to each officer was also increased. As revised, non-employee directors are required to maintain, at a minimum, ownership of the number of shares valued at five times the amount of their annual retainer for board service, not including fees paid for committee service and meeting attendance. The CEO is required to maintain, at a minimum, ownership of the number of shares valued at five times his annual base salary. Other executive officers are required to retain ownership of the number of shares valued at the following multiples of such officer’s annual base salary: Chief Operating Officer/President – 3x; Executive Vice President – 2.5x; Senior Vice President – 2x; and Vice President – 1.5x. New directors and officers are provided a grace period of five years to reach the required ownership levels, and all covered officers and directors have three years to attain any increased level due to a base salary increase, promotion or change in policy. The policy enables the Compensation Committee to consider, in its discretion, possible modifications or exceptions to the policy as necessary in the event of extenuating personal circumstances.
As noted above, the Compensation Committee closely monitors shareholdings by executive officers and expects them to exceed the formal minimums set forth in the policy. The shareholdings of each of the NEOs other than Mr. Sodaro exceeded the minimum levels required under the policy as of the effective date of the new policy, despite the more stringent requirements. Due to his promotion to Senior Vice President in March 2013, Mr. Sodaro has the grace periods mentioned above to attain the minimum share ownership required for his position based on his new title and current base salary. The amount of Common Stock held by each NEO is disclosed in the beneficial ownership table on page 6.
Also pursuant to the Stock Ownership Policy, each grant agreement for an award granted to an executive officer under one of the Company’s equity-based compensation plans after January 31, 2006 imposes a holding period of one year for shares of Common Stock acquired in connection with the exercise of stock options or the vesting of other types of equity-based compensation awards, with the exception of shares sold, tendered or withheld to pay the exercise price or settle tax liabilities in connection with such exercise or vesting. As previously mentioned in the Executive Summary to this section, the Company has also adopted hedging and pledging policies prohibiting directors, executive officers and other employee recipients of equity-based compensation awards from participating in hedging transactions and pledging arrangements involving any Common Stock.
Equity-Based Compensation Granting Process
The Compensation Committee follows an established Company process for the review, approval and timing of grants of equity-based compensation. The Compensation Committee believes that regular timing is necessary for effective operation of the Company’s long-term incentive program, and insists that, with the exceptions noted below for restorative options and awards by the Special Equity Grant Committee (which presently consists of the CEO) under its delegated authority, all original equity-based compensation awards occur at predictable cycles, with grant dates scheduled in advance. The Company’s practice with regard to timing of equity-based compensation grants is the same for all eligible employees of the Company, including the executive officers.
The Compensation Committee’s predominant practice is to approve equity-based compensation awards at the same time each year at its regular meeting in late January or early February. The dates of regular Board and Board committee meetings in a given year, and hence the dates of annual equity-based compensation grants, are typically set in advance by the Board in the middle of the preceding year. Each restricted stock grant, and each option grant other than a restorative option grant (as discussed below), is effective on the date that the grant is specifically approved by the Compensation Committee, and the exercise price for each option share granted is the closing price of a share of Common Stock on the effective date.
In making his annual option grant recommendations to the Compensation Committee, the CEO follows the established option grant cycle, with the limited exception of infrequent, off-cycle option grants made in connection with key new hire, promotion or retention awards which may be made with Compensation Committee approval or under the Special Equity Grant Committee’s delegated authority mentioned above. The Company’s executive officers play no role in the timing of option grants except with regard to such new hire, promotion or retention awards (the timing of which is driven by the particular circumstances of the underlying personnel action), and to restorative option grants received by an executive officer (the timing of which is determined automatically on the date of exercise of the underlying option).
Ongoing administration of the Company’s equity-based compensation plans is performed by the Company. Following Compensation Committee approval, the Company delivers award agreements for acceptance by the option recipients. All forms of stock award agreements are approved by the Compensation Committee in advance of their initial use.
Delegated Authority. As previously mentioned, the Board of Directors has delegated authority to the Special Equity Grant Committee to grant up to an aggregate of 100,000 shares under the Omnibus Plan (determined in accordance with the plan’s fungible conversion factor, as described on page 29 above under the heading Equity-Based Compensation) in connection with new hire, promotional and retention awards to employees other than Section 16 Officers. A total of 21,000 restricted stock shares were awarded in 2013 pursuant to delegated authority under the Omnibus Plan. The exercise price of stock option awards granted under the delegated authority is the closing price of a share of Common Stock on the grant date. The Compensation Committee is periodically informed about the awards granted pursuant to the delegated authority.

Elimination of Restorative Option Program. As previously mentioned, the Company’s restorative option program was discontinued for all new stock option awards granted beginning in 2009. However, outstanding options granted prior to 2009 had a restorative option feature providing for automatic grants to replace shares of previously-owned Common Stock that an exercising option holder surrenders to satisfy the exercise price and/or related tax withholding obligations, so long as certain requirements are met at the time of exercise. Accordingly, restorative options may still granted in accordance with the original award agreements until their final expiration or forfeiture. As restorative options are granted automatically at the time of the exercise of the underlying option under the express terms of the applicable option plans and award agreements previously approved by the Compensation Committee, they are deemed to have been approved by the Compensation Committee on their grant dates.
Perquisites
Consistent with the Company’s fundamental approach to executive compensation, executive officers receive a few, modest perquisites from the Company. Perquisites received by the NEOs include eligibility for annual physical examinations at the Company’s cost, payment for spousal travel when accompanying the officer to occasional off-site business meetings when required for bona fide business reasons in accordance with Company policy, and incidental personal use of cell phones, PDAs, computer equipment and other resources provided primarily for business purposes. For the CEO, this includes membership to a business club providing dining facilities and business meeting services. The Company does not provide the NEOs with other personal benefits or perquisites, such as country club memberships, financial planning or tax preparation services, personal use of Company-provided automobiles, or use of private airplanes personal travel.
Employee Welfare Benefit Plans
The NEOs are eligible for employee welfare benefits under plans that are available generally to all full-time salaried employees and which do not discriminate in scope, terms or operation in favor of executive officers. Under these plans, the NEOs:

•
Receive at the Company’s cost basic life and accident insurance coverage in an amount equal to the individual’s annual base salary up to a maximum of $400,000, business travel insurance in an amount based on the individual’s annual base salary up to a maximum of $200,000, and short-term disability coverage for up to 26 weeks; and

•
Are eligible to participate in the Company’s employee welfare benefit plans that provide typical offerings such as health and dental insurance, health and dependent care reimbursement accounts, supplemental life, accident and long-term disability insurance.

Deferred Compensation Plans
The NEOs are eligible under the Kemper Corporation Non-Qualified Deferred Compensation Plan (“Deferred Compensation Plan”) to elect to defer a portion of their cash salaries and bonuses. Information about the Company’s Deferred Compensation Plans in general, and more specific information about participation therein by the NEOs, is provided in the Executive Officer Compensation and Benefits section below on page 41 under the heading Deferred Compensation Plan.
Retirement Plans
The NEOs are generally eligible for the following plans:

•
Tax-qualified retirement plans applicable to all full-time salaried employees, including executive officers, meeting age and service-based eligibility requirements; this includes the Company’s defined benefit pension plan (“Pension Plan”) for employees hired prior to 2006, and the Company’s defined contribution retirement plan (“DC Plan”) for employees hired on or after January 1, 2006;

•
Non-qualified supplemental retirement plans, including the Company’s non-qualified supplemental defined benefit pension plan (“SERP”) and non-qualified supplemental defined contribution retirement plan (“DC SERP”), available to key employees designated annually by the Board of Directors to provide benefits using the same formulas used for the respective tax-qualified retirement plans but without regard to the limits imposed under the Internal Revenue Code; and

•
Voluntary 401(k) plan participation which includes a Company matching contribution feature offered to all full-time salaried employees, including executive officers, meeting age and service-based eligibility requirements.

Additional information about the Company’s retirement plans and participation therein by the NEOs is provided in the Executive Officer Compensation and Benefits section below on page 40 under the heading Retirement Plans.
Other Post-Employment Compensation
Change-in-control benefits applicable to the NEOs are described in more detail below under the section entitled “Potential Payments Upon Termination or Change in Control.” These benefits are provided under individual severance agreements with the NEOs, and provisions in their stock option and restricted stock/RSU agreements which are included in agreements with all grant recipients under these equity-based compensation plans. The NEOs are not entitled to other post-termination benefits except pursuant to the standard provisions of any of the plans discussed above.

Tax Implications
Section 162(m) imposes an annual limit of $1 million per person on the corporate tax deduction for compensation paid by a public company to its chief executive officer and the other officers listed in such company’s proxy compensation tables except for its chief financial officer. Although Section 162(m) generally disallows a tax deduction to the Company for compensation in excess of $1 million paid to each such NEO, certain performance-based compensation (“Performance-Based Compensation”) is specifically exempt from the $1 million deduction limit.
To the extent practicable and consistent with the objectives and underlying philosophy of its executive compensation program, the Company generally intends most components of executive compensation to qualify as tax deductible for federal income tax purposes. The new Executive Performance Plan, as well as the Omnibus Plan and its predecessor equity plans, are designed to enable the Company to grant awards that qualify as performance-based compensation under Section 162(m). As required pursuant to Section 162(m), the Company obtained shareholder approval of the Performance Incentive Plan in 2009 and the Omnibus Plan in 2011, and is seeking approval of the material terms of the Executive Performance Plan at the 2014 Annual Meeting.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF KEMPER CORPORATION

James E. Annable	Robert J. Joyce
Douglas G. Geoga—Chair	David P. Storch
Julie M. Howard
 Executive Officer Compensation & Benefits
The following table shows the compensation for fiscal years 2013, 2012 and 2011 for the NEOs, which include the Company’s Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers serving during the year ended December 31, 2013.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Stock Awards($)(3)	Option Awards($)(4)	Non-Equity Incentive Plan Compen-sation($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(6)	All Other Compen-sation ($)(7)	Total ($)
Donald G. Southwell Chairman, President and Chief Executive Officer	2013	1,000,000	-	631,800	811,370	805,500	47,454	7,650	3,303,774
	2012	1,000,000	-	549,750	752,728	-	731,575	17,500	3,051,553
	2011	1,000,000	-	597,450	1,134,075	-	615,156	7,350	3,354,031
Frank J. Sodaro, Senior Vice President and Chief Financial Officer	2013	331,692	-	113,355	-	191,565	(10,586)	7,650	633,676
Scott Renwick Senior Vice President and General Counsel	2013	565,000	-	147,420	177,487	304,263	(21,206)	7,650	1,180,614
	2012	545,000	-	128,275	164,660	-	455,212	7,500	1,300,647
	2011	530,000	100,000	139,405	158,771	-	388,062	7,350	1,323,588
Edward J. Konar Vice President	2013	402,500	-	126,360	152,132	390,544	58,614	7,750	1,137,900
	2012	315,000	-	109,950	141,137	279,553	365,910	37,600	1,249,150
	2011	300,000	-	119,490	136,089	440,460	249,100	37,450	1,282,589
Denise I. Lynch Vice President	2013	450,000	-	168,480	202,843	314,125	-	386,296	1,521,744
Dennis R. Vigneau, Former Senior Vice President and Chief Financial Officer	2013	176,172	-	210,600	253,553	-	-	624,884	1,265,209
	2012	565,000	-	183,250	235,228	-	-	7,500	990,978
	2011	550,000	100,000	199,150	226,815	-	-	7,350	1,083,315

(1)
The amounts included in the “Salary” column represent base salary earned for each of years 2013, 2012 and 2011. Pursuant to the Company’s regular compensation cycle, salary adjustments for any particular year take effect on April 1 of such year. As a result, for any year in which an individual officer’s salary was increased or decreased, one quarter of the amount of salary shown for such year was earned at the rate in effect for the prior year and three quarters of the amount shown was earned at the new rate implemented for such year. However, the amount shown for Mr. Sodaro includes a salary adjustment that took place March 22, 2013 in connection with his promotion. The amount shown for Mr. Vigneau for 2013 is the salary earned for the portion of the year that he was employed by the Company. None of the NEOs elected to defer compensation earned in such years under the Deferred Compensation Plan. See the narrative discussion below under the caption “Deferred Compensation Plan” for more information about the plan.

(2)	The amounts included in the “Bonus” column for Messrs. Renwick and Vigneau represent a discretionary cash bonus for 2011 that was paid in 2012.

(3)
The amounts included in the “Stock Awards” column represent the aggregate grant date fair values of the performance-based restricted stock awards granted under the Omnibus Plan in 2013, and under the Restricted Stock Plan in 2012 and 2011, to the designated NEOs. A Monte Carlo simulation method was used to estimate the fair values of the awards on the grant date. For a discussion of valuation assumptions, see Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. These shares of performance-based restricted stock are subject to forfeiture and transfer restrictions until they vest in accordance with their respective grant agreements. Based on the Monte Carlo simulation, the grant date fair values of the performance-based restricted stock granted on February 2, 2013, January 31, 2012 and February 1, 2011 were determined to be $42.12, $36.65 and $39.83 per share, respectively. If achievement of the performance conditions at the maximum performance level is assumed, the aggregate number and market value of the payouts of performance-based restricted stock would be as follows under awards granted in 2013 to each NEO:

Future Payouts under 2013 PBRS Awards Assuming Maximum Performance Levels

Name a	Grant Date b	Target Award issued on Grant Date (# of Shares) c	Market Value on Grant Date ($) d	Estimated Payout in Shares if Maximum Performance Level Achieved (# of Shares) e (=c*2)	Estimated Value of Payout if Maximum Performance Level Achieved ($) f (=d*e)
Donald G. Southwell	2/4/2013	15,000	33.45	30,000	1,003,500
Frank J. Sodaro	2/4/2013	1,500	33.45	3,000	100,350
Scott Renwick	2/4/2013	3,500	33.45	7,000	234,150
Edward J. Konar	2/4/2013	3,000	33.45	6,000	200,700
Denise I. Lynch	2/4/2013	4,000	33.45	8,000	267,600
Dennis R. Vigneau	2/4/2013	5,000	33.45	10,000	334,500
The awards shown for Mr. Vigneau were forfeited upon the separation of his employment with the Company.

(4)
The amounts included in the “Option Awards” column represent the aggregate grant date fair values of the stock option awards granted to the designated NEOs pursuant to the Omnibus Plan in 2013 and the 2002 Option Plan in 2012 and 2011. The Black-Scholes option pricing model was used to estimate the fair value of each option (including its tandem stock appreciation right) on the grant date. For a discussion of valuation assumptions, see Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The awards shown for Mr. Vigneau were forfeited upon the separation of his employment with the Company.

(5)
The amounts included in the “Non-Equity Incentive Plan Compensation” column represent performance incentive awards earned under the Company’s Performance Incentive Plan for 2013, 2012 and 2011 Annual PIP Awards, which were paid in 2014, 2013 and 2012, respectively, and for 2011 and 2010 Multi-Year PIP Awards paid in 2014 and 2013, respectively. For Mr. Konar, this amount for 2013 includes $180,149 earned under his 2013 Annual PIP Award and $210,455 earned under his 2011 Multi-Year PIP Award.

(6)
The amounts included in this column represent the change in value for each participating NEO under the Company’s Pension Plan and SERP as of December 31 of 2013, 2012 and 2011 from the value at the end of the prior calendar year, and for Mr. Konar, also include deferred compensation earnings. The year-to-year changes in pension value are due primarily to normal, annual retirement cost which incorporates an additional year of service and interest cost, but also reflects annual changes in salary and bonus.

(7)
The amounts included in the “All Other Compensation” column represent Company matching contributions of $7,650 to the accounts under the Company’s 401(k) Plan for the NEOs other than Mr. Vigneau and $2,643 for Mr. Vigneau. None of the

NEOs received perquisites or personal benefits in 2013, 2012 or 2011 with aggregate incremental costs to the Company in excess of $10,000, other than Ms. Lynch in 2013, Mr.  Southwell in 2012 and Mr. Konar in 2012 and 2011. The amount shown for Ms. Lynch also includes $214,940 for relocation expense reimbursement, $7,500 for relocation bonus and $156,206 for tax gross-up payments related to the relocation expenses. The amount shown for Mr. Southwell for 2012 also includes the incremental cost to the Company for his annual physical examination and for his spouse to accompany him to an off-site business meeting. The amount shown for Mr. Konar also includes, for each of 2012 and 2011, a payment of $30,000 as a payroll adjustment related to his temporary office location and, for all three years, a fee of $100 that he received in connection with his service as a director of Commonwealth Mutual Fire Insurance Company, an affiliate of the Company. The amount shown for Mr. Vigneau in 2013 also includes a cash severance payment in the gross total amount of $570,000, $12,241 in incremental costs to provide continued insurance coverage under COBRA at the rate he would have paid as an active employee, and $40,000 for outplacement services provided at the Company’s cost.
Grants of Plan-Based Awards
Performance Incentive Plan Awards. Annual and Multi-Year PIP Awards were granted under the Performance Incentive Plan to the NEOs on February 4, 2013. The 2013 Annual PIP Awards were granted subject to vesting provisions relating to performance criteria measured over calendar year 2013, and payouts due under these awards were made in February 2014. The 2013 Multi-Year PIP Awards were granted subject to vesting provisions related to performance criteria measured over a three-year period ending December 31, 2015, and determination as to any payouts under these awards will be made in early 2016. For each of these awards, the Compensation Committee established payout amounts for specified threshold, target and maximum performance levels. The performance criteria and process of determining payouts under these awards are described in more detail above in the section captioned “Performance Incentive Plan Awards,” beginning on page 26.
Stock Options. The stock options awarded to the NEOs in 2013 were granted under the Omnibus Plan. Each of these awards is a non-qualified option for federal income tax purposes, has an exercise price that is the closing price of a share of Common Stock on the grant date and expires on the tenth anniversary of the grant date. The stock options awarded to the NEOs become exercisable in four equal, annual installments beginning on the six-month anniversary of the grant date. Pursuant to the Omnibus Plan, these grants were automatically coupled with tandem stock appreciation rights (“SAR”).
Restricted Stock. The performance-based restricted stock awarded to the NEOs under the Omnibus Plan on February 4, 2013 are subject to forfeiture and transfer restrictions until they vest on the third anniversary of the grant date in accordance with the award agreements. Determination of the number of shares that will vest, or Additional Shares that will be granted, if any, will be based on the Company’s total shareholder return over a three-year performance period ending on December 31, 2015 relative to the Peer Group, as described in more detail above in the section captioned “Performance-Based Restricted Stock Awards in 2013,” beginning on page 30.

The following table shows each grant of an award to the NEOs in 2013 under the Performance Incentive Plan and the Omnibus Plan.
GRANTS OF PLAN-BASED AWARDS IN 2013

Name	Grant Date	Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Securities Underlying Stock Awards	All Other Option Awards: Number of Securities Underlying Options($)(3)	Exercise or Base Price of Option Awards($/Sh) (4)	Grant Date Fair Value ($)(5)

			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Donald G. Southwell	2/4/13	Restricted Stock	–	–	–	7,500	15,000	30,000	–	–	–	631,800
	2/4/13	Stock Options	–	–	–	–	–	–	–	80,000	33.45	811,370
	2/4/13	Annual PIP	187,500	750,000	1,500,000	–	–	–	–	–	–	–
	2/4/13	Multi-Year PIP	187,500	750,000	1,500,000	–	–	–	–	–	–	–
Frank J. Sodaro	2/4/13	Restricted Stock	–	–	–	750	1,500	3,000	1,500	–	–	113,355
	2/4/13	Stock Options	–	–	–	–	–	–	–	–	–	–
	2/4/13	Annual PIP	43,750	175,000	350,000	–	–	–	–	–	–	–
	2/4/13	Multi-Year PIP	50,000	200,000	400,000	–	–	–	–	–	–	–
Scott Renwick	2/4/13	Restricted Stock	–	–	–	1,750	3,500	7,000	–	–	–	147,420
	2/4/13	Stock Options	–	–	–	–	–	–	–	17,500	33.45	177,487
	2/4/13	Annual PIP	71,250	285,000	570,000	–	–	–	–	–	–	–
	2/4/13	Multi-Year PIP	72,083	288,333	576,667	–	–	–	–	–	–	–
Edward J. Konar	2/4/13	Restricted Stock	–	–	–	1,500	3,000	6,000	–	–	–	126,360
	2/4/13	Stock Options	–	–	–	–	–	–	–	15,000	33.45	152,132
	2/4/13	Annual PIP	53,750	215,000	430,000	–	–	–	–	–	–	–
	2/4/13	Multi-Year PIP	54,583	218,333	436,667	–	–	–	–	–	–	–
Denise I. Lynch	2/4/13	Restricted Stock	–	–	–	2,000	4,000	8,000	–	–	–	168,480
	2/4/13	Stock Options	–	–	–	–	–	–	–	20,000	33.45	202,843
	2/4/13	Annual PIP	56,250	225,000	450,000	–	–	–	–	–	–	–
	2/4/13	Multi-Year PIP	57,500	230,000	460,000	–	–	–	–	–	–	–
Dennis R. Vigneau	2/4/13	Restricted Stock	–	–	–	2,500	5,000	10,000	–	–	–	210,600
	2/4/13	Stock Options	–	–	–	–	–	–	–	25,000	33.45	253,553
	2/4/13	Annual PIP	71,250	285,000	570,000	–	–	–	–	–	–	–
	2/4/13	Multi-Year PIP	71,250	285,000	570,000	–	–	–	–	–	–	–

(1)
These columns show the range of payouts that were possible for Annual PIP Awards and Multi-Year PIP Awards granted under the Performance Incentive Plan in 2013, which represent the percentages of the respective officer’s 2013 annual base salary applicable to specified performance levels. The “Threshold” level is the minimum level of performance that must be met before any payout may occur. The amounts estimated for Multi-Year PIP Awards are based on an average of 2013, 2014 and estimated 2015 annual base salaries. Base salaries for 2015 were estimated at their 2014 rates. The amounts actually paid out under the Annual PIP Awards granted on February 4, 2013 and the Multi-Year PIP Awards granted on February 1, 2011 are shown above in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column for 2013.

(2)
These columns show the range of payouts possible under the performance-based restricted stock awards granted under the Omnibus Plan in 2013. The amount shown in the “Target” column for each individual represents 100% of the shares granted, which equals the number of shares that would vest if the “Target” performance level is achieved. The amount shown in the “Threshold” column for each individual is 50% of the “Target” payout amount. The amount shown in the “Maximum” column for each individual is 200% of the “Target” payout amount. Further information about these awards is provided under the caption Performance-Based Restricted Stock Awards in 2013 in the Compensation Discussion and Analysis section on page 30.

(3)
These are original options awards, granted on the date the awards were approved by the Compensation Committee. All options granted in 2013 were non-qualified options for federal income tax purposes and represent original option awards made to the NEOs by the Compensation Committee under the Omnibus Plan.

(4)	The exercise price of the stock option awards is equal to the closing price of a share of Common Stock on the grant date.

(5)
The amounts shown represent the aggregate grant date fair values of the 2013 stock option and restricted stock awards. For stock options, the grant date fair values were estimated based on the Black-Scholes option pricing model. For performance-based restricted stock, the grant date fair values were estimated using the Monte Carlo simulation method. Based on the Monte Carlo simulation, the grant date fair values of the performance-based restricted stock granted on February 4, 2013 was determined to be $42.12. For a discussion of valuation assumptions, see Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(6)
Because the 2013 Annual and Multi-Year PIP Awards granted to Messrs. Konar are based on multiple components, with portions of each award based on varying performance criteria, the amounts shown in the “Threshold” column for him represent the portion of his 2013 annual base salary that would have been paid out for performance at the “Threshold” level if actual performance reached the “Threshold” level for each component of his awards.

The following table shows the unexercised stock option awards and unvested restricted stock awards for each NEO which were outstanding as of December 31, 2013. The awards were granted under the Company’s Omnibus Plan, 1997 Option Plan, 2002 Option Plan and Restricted Stock Plan.
OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Vesting Date	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested($)
Donald G. Southwell	32,896	–	48.50	2/3/2014	–	–	–	–	–	–
	16,665	–	48.16	2/3/2014	–	–	–	–	–	–
	16,476	–	49.11	2/3/2014	–	–	–	–	–	–
	17,500	–	43.10	2/1/2015	–	–	–	–	–	–
	4,808	–	48.50	2/1/2015	–	–	–	–	–	–
	16,386	–	48.16	2/1/2015	–	–	–	–	–	–
	11,136	–	49.58	2/1/2015	–	–	–	–	–	–
	16,407	–	47.67	2/1/2015	–	–	–	–	–	–
	100,000	–	47.86	2/1/2016	–	–	–	–	–	–
	100,000	–	49.79	2/6/2017	–	–	–	–	–	–
	150,000	–	37.15	2/5/2018	–	–	–	–	–	–
	31,250	31,250	27.89	2/1/2021	(1)	–	–	–	–	–
	40,000	40,000	29.77	1/31/2022	(2)	–	–	–	–	–
	20,000	60,000	33.45	2/4/2023	(3)	–	–	–	–	–
	–	–	–	–	(4)	–	–	–	15,000	613,200
	–	–	–	–	(5)	–	–	–	30,000	1,226,400
Frank J. Sodaro	6,000	–	44.37	2/3/2014	–	–	–	–	–	–
	6,000	–	43.10	2/1/2015	–	–	–	–	–	–
	6,000	–	47.86	2/1/2016	–	–	–	–	–	–
	6,000	–	49.79	2/6/2017	–	–	–	–	–	–
	4,000	–	37.15	2/5/2018	–	–	–	–	–	–
	–	–	–	–	(6)(7)	–	375	15,330	–	–
	–	–	–	–	(6)(8)	–	750	30,660	–	–
	–	–	–	–	(6)(9)	–	1,125	45,990	–	–
	–	–	–	–	(4)	–	–	–	1,500	61,320
	–	–	–	–	(5)	–	–	–	3,000	122,640
Scott Renwick	25,000	–	44.37	2/3/2014	–	–	–	–	–	–
	12,500	–	43.10	2/1/2015	–	–	–	–	–	–
	11,276	–	50.04	2/1/2015	–	–	–	–	–	–
	25,000	–	47.86	2/1/2016	–	–	–	–	–	–
	25,000	–	49.79	2/6/2017	–	–	–	–	–	–
	30,000	–	37.15	2/5/2018	–	–	–	–	–	–
	13,125	4,375	27.89	2/1/2021	(1)	–	–	–	–	–
	8,750	8,750	29.77	1/31/2022	(2)	–	–	–	–	–
	4,375	13,125	33.45	2/4/2023	(3)	–	–	–	–	–
	–	–	–	–	(4)	–	–	–	3,500	143,080
	–	–	–	–	(5)	–	–	–	7,000	286,160
Edward J. Konar	2,342	–	48.70	2/3/2014	–	–	–	–	–	–
	4,578	–	50.53	2/3/2014	–	–	–	–	–	–
	2,323	–	49.29	2/3/2014	–	–	–	–	–	–
	2,500	–	43.10	2/1/2015	–	–	–	–	–	–
	2,296	–	48.70	2/1/2015	–	–	–	–	–	–
	2,247	–	50.53	2/1/2015	–	–	–	–	–	–
	2,278	–	49.29	2/1/2015	–	–	–	–	–	–
	7,000	–	47.86	2/1/2016	–	–	–	–	–	–

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Vesting Date	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested($)
	8,000	–	49.79	2/6/2017	–	–	–	–	–	–
	10,000	–	37.15	2/5/2018	–	–	–	–	–	–
	11,250	3,750	27.89	2/1/2021	(1)	–	–	–	–	–
	7,500	7,500	29.77	1/31/2022	(2)	–	–	–	–	–
	3,750	11,250	33.45	2/4/2023	(3)	–	–	–	–	–
	–	–	–	–	(4)	–	–	–	3,000	122,640
	–	–	–	–	(5)	–	–	–	6,000	245,280
Denise I. Lynch	3,750	3,750	27.89	2/1/2021	–	–	–	–	–	–
	7,500	7,500	29.77	1/31/2022	–	–	–	–	–	–
	5,000	15,000	33.45	2/4/2023	–	–	–	–	–	–
	–	–	–	–	(4)	–	–	–	3,000	122,640
	–	–	–	–	(5)	–	–	–	8,000	327,040
Dennis R. Vigneau	–	–	–	–	–	–	–	–	–	–

(1)	These options are scheduled to vest on 8/1/2014.

(2)	These options are scheduled to vest ratably in equal increments on 7/31/2014 and 7/31/2015.

(3)	These options are scheduled to vest ratably in equal increments on 8/4/2014, 8/4/2015 and 8/4/2016.

(4)
These shares of performance-based restricted stock are scheduled to vest on 1/31/2015. The number of shares shown represents the target number of shares that were granted because the estimated performance results were below the target levels for the portion of the 3-year performance period ending on December 31, 2015 that was completed as of December 31, 2013. Market value of these shares was determined using the closing price ($40.88) per share of Common Stock on December 31, 2013.

(5)
These shares of performance-based restricted stock are scheduled to vest on 2/4/2016. The number of shares shown represents the maximum number of shares that could be granted for performance at or exceeding the maximum performance level because the estimated performance results exceeded the target levels for the portion of the 3-year performance period ending on December 31, 2014 that was completed as of December 31, 2013. Market value of these shares was determined using the closing price ($40.88) per share of Common Stock on December 31, 2013.

(6)	These are time-based restricted stock awards that were granted to Mr. Sodaro before he was elected Chief Financial Officer.

(7)	These awards are scheduled to vest on 8/1/2014.

(8)	These awards are scheduled to vest ratably in equal increments on 7/31/2014 and 7/31/2015.

(9)	These awards are scheduled to vest ratably in equal increments on 8/4/2014, 8/4/2015 and 8/4/2016.
OPTION EXERCISES AND STOCK VESTED IN 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Donald G. Southwell	187,500	2,421,250	17,100	575,073
Frank J. Sodaro	–	–	2,237	77,588
Scott Renwick	15,000	174,300	3,420	115,015
Edward J. Konar	22,500	462,229	2,850	95,846
Denise I. Lynch	22,500	159,675	18,420	619,465
Dennis R. Vigneau	18,750	64,563	–	–

(1)
The number of shares acquired from option/SAR exercises shown in these columns are the gross number of shares issued in the exercise transactions without deduction of any shares surrendered or withheld to satisfy the exercise price and/or tax withholding obligations related thereto. (See the narrative discussion above under the caption “Grants of Plan-Based Awards.”) Taking into account such surrendered and withheld shares, the actual net increase in the number of shares issued to these officers was as follows: Southwell (35,527); Renwick (3,343); Konar (22,500); Lynch (3,576); and Vigneau (1,385).

(2)
“Value Realized on Exercise” represents the difference between the exercise price of the shares acquired and the market price of such shares on the date of exercise, without regard to any related tax obligations.

(3)
The number of shares acquired on vesting of stock awards are the gross number of shares issued without deduction for any shares withheld to satisfy tax withholding obligations. Taking into account such withheld shares, the actual net increase in the number of shares issued to these officers was as follows: Southwell (11,528); Sodaro (1,481); Renwick (2,209); Konar (1,758); and Lynch (13,280).

(4)
“Value Realized on Vesting” represents the market value of the shares acquired on the date of vesting, without regard to any related tax obligations. Market value was determined using the closing price per share of Common Stock on the vesting date.

Retirement Plans
The Company sponsors two tax-qualified retirement plans, the Pension Plan and the DC Plan (as defined on page 33 above), that cover certain full-time employees meeting minimum age and service-based eligibility requirements. In general, to be eligible for the Pension Plan, employees must be at least 21 years old with at least one year of service to the Company (as defined in the Pension Plan) and a hire date prior to January 1, 2006. Those employees hired on or after January 1, 2006 are instead eligible to participate in the DC Plan. The NEOs other than Ms. Lynch and Mr. Vigneau participate in the Pension Plan. Ms. Lynch participates in the DC Plan.

Under the Pension Plan, a participant earns a benefit in an amount equal to a specified percentage of “Average Monthly Compensation” plus an additional specified percentage of “Average Monthly Compensation” above the monthly “Social Security Covered Compensation,” multiplied by the participant’s eligible years of service, up to a maximum of 30 years. “Average Monthly Compensation” is generally equal to the average of a participant’s highest monthly compensation over a 60-consecutive-month period during the 120-month period that ends three calendar months prior to a participant’s termination date. The “Social Security Covered Compensation” amount is determined from tables published by the Internal Revenue Service and changes each year. For 2013, the annual Social Security Covered Compensation used was $67,308. A participant is vested under the Pension Plan after completing five years of service with the Company.
Under the DC Plan, the Company will make an annual contribution on behalf of a participant in an amount equal to the participant’s “Annual Compensation” multiplied by a specified contribution percentage based on the participant’s years of vesting service with the Company (as defined in the DC Plan). A participant is vested under the DC Plan after completing three years of service with the Company.
Compensation covered by both the Pension Plan and DC Plan includes all of the participant’s compensation except for payments made under any Multi-Year PIP Awards, equity-based compensation awards, severance payments and imputed income from taxable fringe benefits. The normal retirement age under the qualified retirement plans is age 65. The normal form of distribution under the Pension Plan is a life annuity for a single retiree, or a joint and fifty percent survivor annuity for a married retiree. Other forms of annuity are available to participants, but all forms of payment are actuarially equivalent in value. The normal form of distribution under the DC Plan is a lump-sum payout.
Messrs. Southwell, Renwick and Konar are currently eligible for early retirement under the Pension Plan. A participant is eligible for early retirement benefits upon attaining age 55 with five years of service to the Company. The early retirement benefit payable to a participant under the Pension Plan is the retirement benefit that would have been payable at the normal retirement age of 65 actuarially reduced to give effect to the participant’s age at the time of early retirement.
The SERP and DC SERP (as defined on page 33 above) were established to provide benefits to certain individuals in excess of the limitations imposed on the Pension Plan and DC Plan, respectively, under the Internal Revenue Code. The SERP or DC SERP benefit is computed using the same formula used for the respective tax-qualified retirement plan, without regard to the limits imposed under the Internal Revenue Code. An employee who earns compensation over the qualified plan limitation may be eligible to participate in the SERP or DC SERP by designation of the Board of Directors. For 2013, compensation to determine the benefit under the Pension Plan and the DC Plan was limited to $255,000. The NEOs other than Ms. Lynch and Mr. Vigneau participate in the SERP. Ms. Lynch participates in the DC SERP.
The NEOs are also eligible to participate in a voluntary 401(k) plan that includes a Company matching contribution feature offered to all full-time salaried employees meeting age and service-based eligibility requirements.
The following table shows the years of credited service and the present values of the accumulated benefits under the Pension Plan (or DC Plan) and SERP (or DC SERP) for each NEO.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Donald G. Southwell	Pension Plan	17	653,981	—
	SERP	17	3,283,967	—
Frank J. Sodaro	Pension Plan	17	286,562	—
	SERP	17	62,762	—
Scott Renwick	Pension Plan	22	832,153	—
	SERP	22	1,727,828	—
Edward J. Konar	Pension Plan	22	655,011	—
	SERP	22	649,006	—
Denise I. Lynch	(2)	—	—	—
Dennis R. Vigneau	(2)	—	—	—

(1)
These accumulated benefit values are based on the years of credited service shown and the Average Monthly Compensation as of December 31, 2013, as described above in the narrative on the Pension Plan preceding this table. These present value amounts were determined on the assumption that the NEOs have been or will remain in service until age 65, the age at which retirement may occur under the Pension Plan and SERP without any reduction in benefits, using the same measurement date, discount rate assumptions and actuarial assumptions described in Note 16 to the consolidated financial statements included in the Company’s 2013 Annual Report on Form 10-K. The discount rate assumption was 4.90% for 2013 and the mortality assumptions were based on the RP-2000 Combined Healthy Male Projected to 2013 Table.

(2)
As required by applicable SEC rules, this table provides information about benefits under the Company's Pension Plan and SERP, and does not cover defined contribution plans such as the Company's DC Plan and DC SERP. As with other employees who join the Company after January 1, 2006, Ms. Lynch and Mr. Vigneau were eligible to participate in the DC Plan and DC SERP rather than the Pension Plan and SERP.

Deferred Compensation Plan
The Deferred Compensation Plan was established to allow certain executives that are designated by the Board of Directors, as well as the non-employee members of the Board of Directors, to elect to defer a portion of their current year compensation to a future period. The Deferred Compensation Plan is unfunded and exempt from certain provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company does not fund or make profit-sharing or matching contributions under the Deferred Compensation Plan, and participants have an unsecured contractual commitment by the Company to pay the amounts deferred, adjusted to recognize earnings or losses determined in accordance with their elections under the plan.
To participate in the Deferred Compensation Plan, an eligible individual must make an annual irrevocable election. The form and timing of the distribution of deferrals made during a particular year is chosen when a participant elects to participate for that year and generally cannot be altered or revoked. The distribution for a particular year may be in the form of annual or quarterly installments payable up to a maximum of ten years or a single lump-sum payment. All payments begin on January 1 of the year chosen by the participant when the election is made. A participant may elect to defer up to 60% of his or her regular annual base salary and up to 85% of each award earned under the Performance Incentive Plan and any annual discretionary bonus regardless of amount. No withdrawals are permitted under the Deferred Compensation Plan other than regularly scheduled distributions.
Each participant’s bookkeeping account is deemed to be invested in the hypothetical investment choice(s) selected by the participant from the choices made available by the Company. Investment choices may be changed by participants on a quarterly basis. Generally, the hypothetical investment alternatives offered by the Company include a range of retail mutual funds selected by the Plan Administrator, which is the Compensation Committee of the Company’s Board of Directors. Investment choices selected by a participant are used only to determine the value of the participant’s account. The Company is not required to follow these investment selections in making actual investments of amounts deferred under the plan.
As employees designated by the Board of Directors, the NEOs are eligible to elect deferral of their cash salary and bonus under the Deferred Compensation Plan. None of the NEOs elected to defer any of their 2013 compensation under the Deferred Compensation Plan. The fund selected for hypothetical investments in 2013 that would apply to Mr. Konar’s balance under the Deferred Compensation Plan from prior deferrals (and the 2013 annual gain on investment) was the Pimco Total Return Fund (-1.92%).
The following table shows the aggregate earnings or loss in 2013 and the balances as of December 31, 2013 for the NEOs under the Deferred Compensation Plan.

NONQUALIFIED DEFERRED COMPENSATION

Name	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(1)
Donald G. Southwell	–	–	–
Frank J. Sodaro	–	–	–
Scott Renwick	–	–	–
Edward J. Konar	(257)	–	27,490
Denise I. Lynch	–	–	–
Dennis R. Vigneau	–	–	–

(1)	The balance shown in this column represent the balance for Mr. Konar based on prior deferrals plus earnings or losses accrued through December 31, 2013.
Potential Payments Upon Termination or Change in Control
The following narrative describes the applicable terms of the agreements or plans that would provide benefits to the NEOs if their employment had been terminated on December 31, 2013. The table below shows benefits that would have been payable to the NEOs other than Mr. Vigneau as a direct result of either a change in control of the Company or the death or disability of the individual officer, had such an event occurred on December 31, 2013. Mr. Vigneau is not included in the table below because his employment with Company terminated before December 31, 2013. The amounts shown in the table would have been payable pursuant to individual severance agreements (“Severance Agreements”) between the NEOs and the Company in connection with a “change in control” of the Company, as described below, or individual grant agreements executed with the Company in connection with cash bonus, stock option and/or restricted stock awards they received. None of the NEOs shown in the table below is a party to any other agreement with the Company that would entitle him or her to receive any severance payments or other termination benefits from the Company.

Retirement Plans
In addition to the amounts shown in the table below, the NEOs would have been entitled to receive benefits to which they have vested rights upon retirement under the Pension Plan and SERP (or DC Plan and DC SERP) as described and quantified above in the section captioned “Pension Benefits,” and benefits that are generally available to salaried employees of the Company and do not discriminate in scope, terms or operation in favor of executive officers. These include benefits payable: (i) upon termination of employment, such as payments of 401(k) Plan distributions and accrued paid time off; and (ii) upon death or disability, under life, business travel or long-term disability insurance. In addition, under the Deferred Compensation Plan, Mr. Konar might have been entitled to receive distributions in accordance with his previously chosen elections under the plan, as described above in the section captioned “Deferred Compensation Plan.”
In the case of Messrs. Southwell, Renwick or Konar, a voluntary early retirement election effective December 31, 2013 would have entitled him to receive vested benefits under the Pension Plan and SERP, actuarially reduced to give effect to his age on such date. The specific retirement benefit amounts that would have been paid would have been determined in accordance with the form of distribution elected by such individual and based on the present values shown above in the Pension Benefits table. Mr. Sodaro and Ms. Lynch had not reached early retirement age as of December 31, 2013 and so would not have been eligible to begin receiving retirement benefits as of December 31, 2013.
Severance Agreements
The Company has entered into Severance Agreements with the NEOs that provide them with various severance benefits in the event their employment terminates under certain circumstances within two years after a “change in control.” Such benefits are also payable to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated with “good reason,” in either case in anticipation of a change in control. Under the Severance Agreements, a “change in control” is deemed to occur if any person (excluding certain defined persons) is or becomes, directly or indirectly, the beneficial owner of 25% or more of the voting power of the Common Stock, or the individuals who comprised the Company’s Board of Directors on the date of the Severance Agreement, or any of the individuals they nominate, cease to comprise a majority of the Board, or if, under the circumstances specified in the Severance Agreements, a merger or consolidation of the Company or sale of substantially all of the Company’s assets is consummated or a liquidation or dissolution plan is approved by the Company’s shareholders.
If applicable, each NEO would be entitled under the Severance Agreements to: (i) a lump-sum severance payment based on a multiple of three (for Mr. Southwell) or two (for the other NEOs) of his or her annualized salary; (ii) continuation for up to three years (in the case of Mr. Southwell) or two years (for the other NEOs) of the life and health insurance benefits that were being provided by the Company to such officer and his or her family immediately prior to termination; and (iii) outplacement services at the Company’s expense for up to fifty-two weeks.

Performance Incentive Plan Awards
Had there been a change in control of the Company (as defined under the applicable award agreements) as of December 31, 2013, the applicable performance period for any outstanding Annual PIP Award or Multi-Year PIP Award would have ended on such date. The amount of the payout due under each such award would have been the greater of the payout due: (a) based on the actual results for the revised performance period relative to the applicable performance goal(s) for the award; or (b) at the target performance level for the award for the revised performance period.

If the employment of one of the NEOs had terminated as of December 31, 2013 due to his death or disability, the applicable performance period for any outstanding Annual PIP Award or Multi-Year PIP Award would have ended on such date. The amount of the payout due under each such award would have been the amount due at the target performance level for such award for the revised performance period.
If the employment of one of the NEOs had terminated as of December 31, 2013 due to his retirement, the determination of any payouts under any outstanding Annual PIP Award or Multi-Year PIP Award would have been based on the actual performance results determined at the end of the original performance period for the award, but the amount due would have been prorated based on the ratio of the number of months that he or she was employed during the performance period to the total number months in the performance period. The amount due would have been paid at the same time as the payouts under the respective Annual and Multi-Year PIP Awards to active plan participants.
If the employment of a NEO had terminated as of December 31, 2013 for any other reason, any outstanding Multi-Year PIP Award would have been forfeited on the termination date.
Equity-Based Awards
Stock Option Awards and Time-Based Restricted Stock Awards
If there had been a change in control of the Company (as defined under the applicable grant agreements) as of December 31, 2013, the status of any outstanding unvested stock option awards held by an NEO would have been determined by the Company’s Board of Directors from one of four alternatives provided in the respective plans, one of which is the immediate vesting of the award. If the employment of an NEO had terminated as of December 31, 2013 due to his death or disability, any outstanding unvested stock option or time-based restricted stock awards would have vested on the termination date. If the employment of an NEO had terminated as of December 31, 2013 for any other reason, such outstanding unvested stock option or time-based restricted stock awards would have been forfeited on the termination date.
Performance-Based Restricted Stock Awards
If the employment of a NEO had terminated as of December 31, 2013 due to his death or disability, or if there had been a change in control of the Company (as defined under the applicable grant agreements), the performance period for any outstanding performance-based restricted stock awards held by such officer would have ended on the termination date. The shares granted under each award would have vested in an amount equal to the number of shares that would vest at the target performance level, reduced pro-rata based on the ratio of the number of months in the revised performance period to the total number months in the original performance period.
If the employment of a NEO had terminated as of December 31, 2013 due to his retirement and cessation of all services for the Company, and, as of such date, he or she was eligible for early retirement under a Company-sponsored retirement plan, then any outstanding performance-based restricted stock awards would remain outstanding until the end of the original performance period and then vest or be forfeited as determined based on actual performance results, but in an amount equal to a pro-rata portion of the number of shares that would vest at the target performance level, based on the ratio of the number of months that he or she was employed during the performance period to the total number months in the performance period. However, if, as of such termination date, he or she was not eligible for early retirement under a Company-sponsored retirement plan, any outstanding unvested performance-based restricted stock awards would have been forfeited on the termination date.

If the employment of a NEO had terminated as of December 31, 2013 for any other reason, any outstanding performance-based restricted stock awards would have been forfeited on the termination date.
The following table sets forth information concerning payments and benefits that would have become payable to the NEOs other than Mr. Vigneau in connection with the termination of their employment as of December 31, 2013 resulting from a change in control of the Company or the death or disability of the individual officer. Mr. Vigneau left the Company effective March 15, 2013.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
AT DECEMBER 31, 2013

	Donald G. Southwell ($)	Frank J. Sodaro ($)	Scott Renwick ($)	Edward J. Konar ($)	Denise I. Lynch ($)
Change In Control
Lump-Sum Severance Payments(1)	3,000,000	700,000	1,140,000	860,000	900,000
Accelerated Stock Options(2)	1,296,138	–	251,563	215,625	243,488
Accelerated Time-Based Restricted Stock(2)	–	91,980	–	–	–
Accelerated Performance- Based Restricted Stock(2)(3)	1,226,400	122,640	258,907	245,280	258,907
Annual PIP Awards(4)	–	–	–	34,851	–
Multi-Year PIP Awards(5)	1,250,000	143,996	543,333	178,332	390,832
Life Insurance Continuation Premium(6)	56,280	14,308	37,520	28,808	17,880
Health Insurance Continuation Premium(6)	26,982	29,208	17,330	21,439	29,208
Outplacement Services(6)	45,000	45,000	45,000	45,000	45,000
280 G Reduction of Benefits(7)	(740,353)	(289,998)	–	(77,803)	(232,393)
Total	6,160,447	857,134	2,293,653	1,551,532	1,652,922
Death or Disability
Accelerated Stock Options(8)	1,296,138	–	251,563	215,625	243,488
Accelerated Time-Based Restricted Stock(8)	–	91,980	–	–	–
Accelerated Performance-Based Restricted Stock(3)(8)	1,226,400	122,640	258,907	245,280	258,907
Annual PIP Awards(4)	–	–	–	34,851	–
Multi-Year PIP Awards(5)	1,250,000	143,996	543,333	178,332	390,832
Total	3,772,538	358,616	1,053,803	674,088	893,227
(1)    The amounts shown represent severance payable under the Severance Agreements.

(2)
The amounts shown assume that the Board of Directors elected to accelerate the vesting of outstanding stock options and restricted stock shares as of December 31, 2013. The amounts shown represent the value of the stock options and restricted stock that would have been subject to accelerated vesting as of December 31, 2013. The total numbers and market values of unvested restricted stock awards and of shares subject to unvested stock options, and the exercise prices thereof, are set forth in the Outstanding Equity Awards at 2013 Fiscal Year-End table. The accelerated stock option and restricted stock values shown were calculated using the closing price ($40.88) of a share of Common Stock on December 31, 2013.

(3)
For the three-year performance period ending on December 31, 2013, the value included in the table represents 100% of a payout at the target performance level. For the three-year performance period ending on December 31, 2014, the value included in the table represents two-thirds of a payout at the target performance level. For the three-year performance period ending on December 31, 2015, the value included in the table represents one-third of a payout at the target performance level.

(4)
The amounts shown represent estimated values of payouts under the 2013 Annual PIP Awards resulting from a hypothetical termination event as of December 31, 2013. The amount of the payout would have been the greater of the payout due based on the actual performance results or at the target performance level. For all NEOs other than Mr. Konar, the payout due based on actual performance results exceeded the payout at the target performance level, entitling them to receive the payout whether there was or was not a termination event on December 31, 2013. Accordingly, no additional payout is included in the table. For Mr. Konar, the payout due based on actual performance results was lower than the payout at the target performance level. Accordingly, the excess of the payout at the target performance level over the payout due based on actual performance results is included in the table. The processes for determining Annual PIP Award payouts under possible termination events are described in the narrative preceding this table.

(5)
The amounts shown represent estimated values of payouts under the 2011, 2012 and 2013 Multi-Year PIP Awards resulting from a hypothetical termination event as of December 31, 2013. The amount of the payout for each award would have been the greater of the payout due based on the actual performance results or at the target performance level. The payout under the 2011 Multi-Year PIP Award for all NEOs other than Mr. Konar was zero based on actual performance results, so the entire target level payout is included in the table. In the case of Mr. Konar, no payment is included in the table for his 2011 Multi-Year Award because the actual performance results exceeded the target performance level, entitling him to receive the payout whether there was or was not a termination event on December 31, 2013. For the 2013 and 2012 Multi-Year PIP Awards for all NEOs, the amounts included in the table represent, respectively, two-thirds of an estimated payout at the target performance level for the three-year performance period ending on December 31, 2014 and one-third of an estimated payout at the target performance level for the three-year performance period ending on December 31, 2015. The processes for determining Multi-Year PIP Award payouts under possible termination events are described in the narrative preceding this table.

(6)
The amounts shown are the estimated costs to the Company to provide continuation of life and health insurance benefits for up to three years (in the case of Mr. Southwell) or two years (for the other NEOs) and outplacement services for fifty-two weeks pursuant to the Severance Agreements.

(7)
The amounts shown are reductions in the amounts of total payments to the respective NEOs estimated to result from a hypothetical change in control as of December 31, 2013 pursuant to a provision in their Severance Agreements that would require such reductions to ensure that the payments would not be subject to excise taxes under Sections 4999 and 280G of the Internal Revenue Code. This estimate was determined using safe harbors contained in regulations to Section 280G; however, whether actual payments would or would not be subject to Sections 4999 and 280G of the Internal Revenue Code would have been determined based on the specific facts of the actual transaction resulting in a change of control.

(8)
Acceleration of the vesting of stock options awarded on or after February 1, 2005 (including restorative options granted in connection with the exercise thereof), and of the vesting of all restricted stock, would occur automatically upon the death or disability of the restricted stockholder pursuant to the terms of the applicable plans and grant agreements. Vesting of stock options granted to NEOs as original awards prior to February 1, 2005 (and restorative options granted in connection with the exercise thereof), would not accelerate on the death or disability of the option holder under the terms of the applicable plans and grant agreements. The amounts shown represent the value of the stock options and restricted stock that would have been subject to accelerated vesting as of December 31, 2013. The total numbers and market values of shares subject to unvested stock options, and the exercise prices thereof, and of unvested restricted stock awards are set forth in the Outstanding Equity Awards at 2013 Fiscal Year-End table on page 38. The accelerated stock options and restricted stock values shown were calculated using the closing price ($40.88) of a share of Common Stock on December 31, 2013.

Proposal 3: Approval of the Material Terms of Performance Goals Under the Executive Performance Plan
Overview and Reason for Proposal
Shareholders are being asked to approve the material terms of the performance goals that may apply to awards under the Company’s Executive Performance Plan to executive officers whose compensation is subject to Section 162(m) of the Internal Revenue Code. This approval is necessary to preserve the Company’s federal income tax deduction for such awards.
Section 162(m) imposes an annual limit of $1 million on the corporate tax deduction for compensation paid by a public company to its “Covered Employees.” The term Covered Employees is defined in Section 162(m) as a company’s chief executive officer and the other officers listed in the Summary Compensation Table of its proxy statement because they are the three most highly compensated executive officers other than the chief executive officer and chief financial officer of the company. The tax deduction limitation does not currently apply to a company’s chief financial officer because the SEC rules adopted in 2006 require the chief financial officer to be included in the proxy statement compensation table without regard to the amount of his or her compensation.
The $1 million tax deduction limit does not apply to performance-based compensation that satisfies the requirements of Section 162(m). One such requirement is the approval by shareholders of the material terms of the performance goals applicable to the performance-based compensation payable to Covered Employees. The material terms of the Executive Performance Plan that must be approved by shareholders are: (1) the class of employees eligible to receive compensation upon achievement of performance goals applicable to awards under the plan; (2) the business criteria on which such performance goals may be based; and (3) the maximum amount that may be paid to any Covered Employee upon achievement of the performance goal(s) applicable to an award under the plan.
Description of the Executive Performance Plan
The following description of the Executive Performance Plan is only a summary, and is qualified in its entirety by reference to the actual plan document, which is attached as Appendix B to this Proxy Statement.
Purpose. The purpose of the Executive Performance Plan is to attract and retain the services of selected employees of the Company and its affiliates who are in a position to make a material contribution to the success of the enterprise. The plan was designed to comply with the requirements of Section 162(m) so that cash bonuses for the Covered Employees will be fully tax deductible.
Administration/Amendment. The Executive Performance Plan is administered by the Compensation Committee of the Board. The Compensation Committee may amend or terminate the plan at any time, but no amendment will be made without shareholder approval if such approval is required in order for plan award payouts to be tax deductible.
Performance Formulas/Bonus Pools/Corporate Performance Measures. Within the first ninety days of each plan year, or such other period required under 162(m), the Compensation Committee will approve one or more performance formulas expected to create one or more pools of funds (“Bonus Pools”) that will apply to awards granted under the Executive Performance Plan for designated performance periods. Performance formulas approved by the Compensation Committee under the Executive Performance Plan must be based on one or more of the Corporate Performance Measures listed on page B-4 as part of Exhibit A to the Executive Performance Plan that is included as Appendix B hereto.
Awards. When the Compensation Committee approves a performance formula for a performance period under the plan, it will assign shares of any Bonus Pool created pursuant to such formula to the individuals the Committee designates as award participants for such performance period. Such shares may not exceed one hundred percent of the Bonus Pool.
Maximum Award Payouts. The actual share of a Bonus Pool assigned to a participant shall be the “Maximum Award Payout” for such participant for the applicable award. The Maximum Award Payout to a participant in any one plan year under an annual award may not exceed $3,000,000, and the Maximum Award Payout paid to a participant in any one plan year under a multi-year award may not exceed $3,000,000.
Negative Discretion. In determining the actual amount payable to a participant for a performance period the Compensation Committee may, in its sole discretion, reduce or eliminate the amount indicated by the participant’s Maximum Award Payout at any time prior to the award payment, but in no event can the exercise of such negative discretion with respect to a participant result in an increase in the amount payable to another participant. The Compensation Committee does not have discretion under the plan to provide payment under any award in excess of the Bonus Pool or any participant’s Maximum Award Payout for the applicable performance period, or to increase the Maximum Award Payout of a participant under an award above the $3,000,000 limitation described above.
Adjustments. The Compensation Committee may, in its sole discretion, make adjustments to: (i) any Corporate Performance Measures to exclude the impact of any unusual or non-recurring item it deems not reflective of the Company’s core operating performance which occurs during a performance period; and/or (ii) the established performance metrics applicable to a participant's award to reflect changes to the job responsibilities of such participant or the structure of the Company or its affiliates that would cause such metrics to be irrelevant or inappropriate in light of such changes for all or a portion of the applicable performance period. However, the Committee may not make an adjustment to any Corporate Performance Measure to the extent that such action would cause any award to fail to qualify as “performance-based compensation” under Section 162(m).
Eligible Employees/Plan Participants. The plan participants for any performance period will be the Covered Employees for the last plan year within such performance period as defined in accordance with Section 162(m). No participant shall be entitled to a payment of an award under the Executive Performance Plan unless and until the Compensation Committee certifies the amount in any Bonus Pool created by achievement of the one or more applicable performance formulas and the Maximum Award Payout for each participant and approves the amount of the award.
Plan Benefits
The amounts payable under the Executive Performance Plan will be determined each year by the Compensation Committee after the Maximum Award Payouts are calculated from the bonus pool formulas and allocation percentages based on performance results for the applicable performance periods. As described above, in determining the actual amounts payable to participants for a performance period, the Compensation Committee may, in its sole discretion, utilize negative discretion to reduce or eliminate the amount indicated by the participant’s Maximum Award Payout. As a result, it cannot be determined at this time what benefits or amounts, if any, will be received by the individuals who will be the Covered Employees under the Executive Performance Plan for any particular performance period.
Required Vote
The affirmative vote of a majority of the votes cast with respect to this proposal is required to approve it. If the shareholders do not approve the material terms of the performance goals that may apply to awards under the Company’s Executive Performance Plan, all or a portion of any compensation in excess of $1,000,000 paid to the Covered Employees may not be deductible for federal income tax purposes. Notwithstanding the approval of the Executive Performance Plan, the Compensation Committee retains the discretion to award non-deductible compensation.
Recommendation of the Board of Directors
The Board of Directors Recommends that You Vote “For” Proposal 3.
Proposal 4: Advisory Vote on Compensation of the Company’s Named Executive Officers
Overview and Reason for Proposal
Under Section 14A of the Exchange Act, the Company is required to provide shareholders with the opportunity to vote, on a non-binding, advisory basis, to approve the compensation of the NEOs as disclosed in this Proxy Statement in accordance with the applicable compensation disclosure rules. This type of advisory vote is referred to as a “say on pay.” At the Company’s 2011 Annual Meeting, the Company’s shareholders approved the compensation of the Company’s Named Executive Officers by a vote of over 97% of the votes cast on the Company’s first “say on pay” proposal, and also voted in favor of having the Company provide future “say on pay” proposals every three years. The Company will next include shareholder proposals on “say on pay” and on the frequency of future “say on pay” proposals at the Company’s 2017 Annual Meeting.

The Company’s executive compensation philosophy has been consistent and has not changed substantially since 2011 when shareholders voted to approve the NEO compensation. As described in detail under the heading Compensation Discussion and Analysis that begins on page 21 above, the Company’s compensation program for the NEOs is designed to incent the achievement of short-term and long-term strategic and operational goals and other shareholder-focused behavior that will lead to appreciation in Common Stock value and increased total shareholder returns.
The executive compensation program includes a substantial portion of compensation in the form of incentive awards tied to the long-term performance of the Company. This structure endeavors to align the interests of the Company’s executive officers with the long-term interests of its shareholders. This has been accomplished through performance-based cash and equity awards, as well as stock option awards dependent in value upon the absolute appreciation of the Company’s Common Stock.
Significant features of the executive compensation program and related Company policies include:

•	cash and equity-based compensation awards tied to 3-year performance metrics

•	executive officer awards with clawback clauses and double-trigger change-in-control terms

•	no excise tax gross-ups

•	policies prohibiting hedging and new pledging transactions
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
The shareholders will be voting whether to approve the following resolution:
“RESOLVED, that, the Company’s shareholders approve the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of SEC Regulation S-K in the Proxy Statement for the 2014 Annual Meeting of Shareholders, including the section captioned “Compensation Discussion and Analysis,” the compensation tables and related narrative discussions.”
Recommendation of the Board of Directors
The Board of Directors Recommends that You Vote “For” Proposal 4.
Incorporation by Reference
Notwithstanding any general statement to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement into such filings, the Audit Committee Report and the Compensation Committee Report contained in this Proxy Statement are not to be incorporated by reference into any such filings, nor are they to be deemed soliciting material or deemed to be filed under such Acts.
**********
This Proxy Statement and the form of proxy are being mailed and delivered to the Company’s shareholders by the authority of the Board of Directors.

C. Thomas Evans, Jr.
Secretary

APPENDIX A
Supplement to Compensation Discussion and Analysis
The following information supplements the disclosures in the Compensation Discussion and Analysis section of the Company’s Proxy Statement under the heading Performance Incentive Plan Awards, beginning on page 26.
The PIP Awards granted to the NEOs are discussed in the above-referenced section of the Company’s Proxy Statement and described in more detail below.
2013 Annual PIP Awards

Key Performance Criteria and Target Multiplier under 2013 Annual PIP Awards to Messrs. Southwell, Sodaro, Renwick and Vigneau:
Performance Criteria	Definition of Key Terms	Determination of Target Multiplier
Annual Kemper Consolidated Earned Premium Revenue Growth	Annual Kemper Earned Premium Revenue Growth is defined as the percentage change in consolidated Earned Premium Revenues in 2013 from such revenues in 2012.
At the end of the Performance Period, a Target Multiplier was derived from the Annual 2013 Corporate Performance Matrix based on results of the performance criteria, with straight-line interpolation for performance between points on the matrix.

Annual Kemper Consolidated Operating Profit Margin
Annual Kemper Operating Profit Margin is defined as consolidated Net Operating Income divided by Earned Premium Revenues.

The Performance Criteria are subject to catastrophe loss collar (“Catastrophe Loss Collar”) that may adjust performance results for variances from catastrophe losses and loss adjustment expenses (“catastrophe losses”) to limit the effect of catastrophe losses to a maximum of 1.5 times and a minimum of 0.5 times estimated catastrophe losses for the applicable property & casualty business unit.

Key Performance Criteria and Target Multiplier under 2013 Annual PIP Award to Mr. Konar:
Performance Criteria	Definition of Key Terms	Determination of Target Multiplier
Annual Earned Premium Growth Rates for Kemper Home Service Companies (weighted 90%) & Reserve National (weighted 10%)
Annual Earned Premium Revenue Growth is defined as the percentage change in Earned Premium Revenues in 2013 from such revenues in 2012. Kemper Home Service Companies’ fire dwelling product line’s earned premiums will be included in the calculation of Earned Premium Revenue Growth rates for this award. This Adjustment does not apply to Reserve National.

At the end of the Performance Period, Target Multipliers were derived from the 2013 Performance Matrices applicable to the Kemper Home Service Companies and Reserve National based on results of the performance criteria, with straight-line interpolation for results falling in between points on the matrices. A single Target Multiplier was then determined from the weighted average of the Target Multipliers of the Kemper Home Service Companies (90% weighting) and Reserve National (10% weighting).

Key Performance Criteria and Target Multiplier under 2013 Annual PIP Award to Mr. Konar:
Performance Criteria	Definition of Key Terms	Determination of Target Multiplier
Net Operating Income for Kemper Home Service Companies (weighted 90%) & Reserve National (weighted 10%)
Net Operating Income is defined as total GAAP Net Income excluding realized investment gains and losses subject to certain adjustments. Net Operating Income shall exclude net investment income to the extent the net investment income relates to excess capital as determined on a basis consistent with the Allocated Equity Model.

Allocated Equity Model is defined as the method developed to allocate equity to the business units of Kemper Corporation based on a risk-adjusted statutory requirements (to be determined annually), adjusted for certain GAAP balances. The risk-adjusted share of all investments and the associated tax balances are allocated to Kemper’s business units using AM Best’s Capital Adequacy Ratio (“BCAR”) as the risk model using a three-step approach:

1) BCAR derived allocation factors are specifically determined by business unit.

2) Specifically identified GAAP balances are allocated to operating equity.

3) Remaining balances, investment capital and investment income are allocated using factors determined in step 1.

For illustrative purposes, an abbreviated version of the 2013 Annual PIP Award Matrix for Kemper Home Service Companies is shown below; the 2013 Annual PIP Award Matrix for Reserve National is a similar two-dimensional matrix.
Sample Target Multiplier Calculation From
Kemper Home Service Companies—Life and Fire Operations (Combined)
Performance Matrix—2013 Annual PIP Awards

Earned Premium Revenue Growth Rates (%)	Target Multipliers for 2013 Annual PIP Awards (%)
6.00	30.5	126.0	185.6	200.0	200.0
3.00	–	88.2	125.5	189.6	200.0
0	–	71.0	98.0	148.4	200.0
-3.00	–	62.7	84.8	128.5	200.0
-5.50	–	–	32.5	61.2	125.0
-6.00	–	–	–	46.5	104.3
Net Operating Income ($ in millions)	65.8	74.2	81.3	91.6	106.3

Key Performance Criteria and Target Multiplier under 2013 Annual PIP Award to Ms. Lynch:
Performance Criteria	Definition of Key Terms	Determination of Target Multiplier
Annual Earned Premium Growth Rates for Total P&C Group
Annual Consolidated Earned Premium Revenue Growth for the Total P&C Group is defined as the percentage change in Consolidated Earned Premium Revenues in 2013 from such revenues in 2012 for Kemper Preferred, Kemper Specialty & Kemper Direct (“Total P&C Group”).

At the end of the Performance Period, a Target Multiplier was derived from the Annual 2013 Total P&C Group Performance Matrix based on results of the performance criteria, with straight-line interpolation for performance between points on the matrix.

Annual Consolidated GAAP Combined Ratio for the Total P&C Group
Annual Consolidated GAAP Combined Ratio for the Total P&C Group is defined as the sum of Consolidated Total Losses & LAE and Total Underwriting Expenses divided by Consolidated Earned Premium Revenues for Kemper Preferred, Kemper Specialty & Kemper Direct (Total P&C Group). For this calculation, CAT Losses as determined on an individual segment basis shall not exceed 1.5 times or be less than 0.5 times estimated catastrophe losses.

Sample Target Multiplier Calculation From
Total P&C Group
Performance Matrix—2013 Annual PIP Awards

Earned Premium Revenue Growth Rates (%)	Target Multipliers for 2013 Annual PIP Awards (%)
3.8	27.4	116.3	170.2	200.0	200.0
-2.25	–	85.4	120.9	186.6	200.0
-6.00	–	71.0	98.0	152.3	200.0
-9.75	–	64.1	87.1	135.9	200.0
-14.5	–	–	32.3	64.8	167.5
-15.5	–	–	–	49.7	146.3
GAAP Combined Ratio	103.2	100.8	99.0	96.6	93.6

Award Calculation Applicable to 2013 Annual PIP Awards to the NEOs:
For the 2013 Annual PIP awards to each NEO other than Mr. Southwell, the award payouts are determined as follows:
Total Award Payable = (Company Award Percentage + Individual Award Percentage) * Base Salary.
The Company Award Percentage is determined as Target Multiplier for Company Performance Criteria * Weighted Target Bonus Percentage for Company Performance Criteria. The Individual Award Percentage is determined as Individual Multiplier * Weighted Target Bonus Percentage for Individual Measures. The Target Multiplier for Company Performance Criteria is determined from the applicable Performance Matrix, and the Individual Multiplier is determined from an evaluation of the award holder’s individual performance criteria. The officer’s Corporate Award Percentage and Individual Award Percentage are added together, and the sum is multiplied by his or her Base Salary to determine the amount of the payout, if any, under the Annual PIP Award.
For the 2013 Annual PIP awards to Mr. Southwell, the award payout is based 100% on Company Performance Criteria and is determined as follows:
Total Award Payable  = (Company Award Percentage) * Base Salary.
The Company Award Percentage is determined as Target Multiplier for Company Performance Criteria * Weighted Target Bonus Percentage for Company Performance Criteria. Mr. Southwell’s Target Multiplier for Company Performance Criteria is determined from the Performance Matrix applicable to his award, and there is no additional individual component to his award determination.

2013 Multi-Year PIP Awards

Definitions of Key Performance Criteria under 2013 Multi-Year PIP Awards to Messrs. Southwell, Sodaro, Renwick and Vigneau:
The Performance Criteria are the 3-year average of Kemper’s consolidated (1) Revenue Growth; and (2) Return on Equity, as defined below, and are incorporated into the 2013 Multi-Year Performance Matrix, which has Return on Equity on the X axis and Revenue Growth on the Y axis. At the end of the Performance Period, which ends December 31, 2015, a Target Multiplier will be derived from such matrix based on achievement of the performance criteria, with straight-line interpolation for performance between points on the matrix. The Performance Criteria are subject to the Catastrophe Loss Collar (as defined on Page A-1).

Revenue Growth is defined as the three-year compound annual growth rate, calculated as [(A/B)^(1/3)-1], where A = Total Revenues excluding Net Realized Investment Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings as reported in the 2015 Kemper Annual Report on Form 10-K (“Annual Report”) and B = Total Revenues excluding Net Realized Investment Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings as reported in the 2012 Annual Report.
Return on Equity is defined as the return on average shareholders’ equity, which shall be computed by dividing the sum of GAAP Net Income as reported in the Annual Reports for each of the three years in the Performance Period by the sum of the Average Shareholders’ Equity for each of the three years.
Average Shareholders’ Equity is defined as the simple average of Total Shareholders’ Equity as reported in the Annual Reports for the beginning and end of year for each year in the Performance Period.

Definitions of Key Performance Criteria under 2013 Multi-Year PIP Award for Mr. Konar:
The Performance Criteria are the 3-year average of: (1) Earned Premium Revenue Growth; and (2) Return on Allocated Equity, each determined for Kemper Home Service Companies (weighted 90%) and Reserve National (weighted 10%), as defined below, and are incorporated into the 2013 Multi-Year Performance Matrix for Kemper Home Service Companies and Reserve National, which has Return on Allocated Equity on the X axis and Earned Premium Revenue Growth on the Y axis. At the end of the Performance Period, which ends December 31, 2013, a Target Multiplier will be derived from such matrix based on achievement of the performance criteria, with straight-line interpolation for performance between points on the matrix.
Earned Premium Revenues is defined as Net GAAP Earned Premium Revenues for Kemper Home Service Companies and Reserve National.
Earned Premium Revenue Growth is defined as the three-year compound annual growth rate, calculated as [(A/B)^(1/3)-1], where A = 2015 Earned Premium Revenues and B = 2010 Earned Premium Revenues for both Kemper Home Service Companies and Reserve National.
Average Allocated Equity is defined as the simple average of total Allocated Equity as determined for the beginning and end of year for each year in the Performance Period, wherein Allocated Equity is defined as the amount of equity determined to be attributable to a given Kemper Corporation business segment using the Allocated Equity Model.
Allocated Equity Model is defined as the method developed to allocate equity to the business units of Kemper Corporation based on a risk-adjusted statutory requirements (to be determined annually), adjusted for certain GAAP balances. The risk-adjusted share of all investments and the associated tax balances are allocated to Kemper’s business units using BCAR (A. M. Best’s Capital Adequacy Ratio) as the risk model using a three-step approach:

1)	BCAR derived allocation factors are specifically determined by business unit.

2)	Specifically identified GAAP balances are allocated to operating equity.

3)	Remaining balances, investment capital and investment income are allocated using factors determined in step 1.

Return on Allocated Equity is defined as the simple average of the three annual Returns on Allocated Equity, which shall be computed by dividing the sum of GAAP Net Operating Income as reported in the Management Reports for each of the three years in the Performance Period by the sum of the Average Allocated Equity for each of the three years.
Net Operating Income is defined as total GAAP Net Income excluding realized investment gains and losses subject to certain adjustments. Net Operating Income shall exclude net investment income to the extent the net investment income relates to excess capital as determined on a basis consistent with the Allocated Equity Model.
Adjustments to Net Operating Income:

1)	Net Operating Income shall exclude Net Investment Income to the extent the Net Investment Income relates to excess capital as determined on a basis consistent with the Allocated Equity Model.

2)
Kemper Home Service Companies’ fire dwelling product line’s earned premiums will be included in the calculation of Premium Revenue Growth rates for the 2013 Multi-Year PIP Awards. This adjustment does not apply to Reserve National.

Definitions of Key Performance Criteria under 2013 Multi-Year PIP Award for Ms. Lynch:
The Performance Criteria are the 3-year average of Earned Premium Revenue Growth and Return on Allocated Equity, and calculated on a consolidated basis for the Total P&C Group, as described below. These Performance Criteria are incorporated into the 2013 Multi-Year Performance Matrix for the Total P&C Group. This matrix has Return on Allocated Equity on the X axis and Earned Premium Revenue Growth on the Y axis. At the end of the Performance Period, which ends December 31, 2013, a Target Multiplier will be derived from such matrix based on achievement of the performance criteria, with straight-line interpolation for performance between points on the matrix.
Premium Revenue Growth is defined as the three-year compound annual growth rate, calculated as [(A/B)^(1/3)-1], where A = Total Earned Premiums as reported in the December 2015 Management Reports and B = Total Earned Premiums reported in the December 2012 Management Reports.
Return on Allocated Equity is defined as the simple average of the three annual Returns on Allocated Equity, which shall be computed by dividing the sum of GAAP Net Operating Income as reported in the Management Reports for each of the three years in the Performance Period by the sum of the Average Allocated Equity for each of the three years. For the numerator and denominator of this calculation, CAT Losses shall not exceed 1.5 times or be less than 0.5 times Planned CAT Losses for the Total P&C Group.
Average Allocated Equity is defined as the simple average of total Allocated Equity as determined for the beginning and end of year for each year in the Performance Period, wherein Allocated Equity is defined as the amount of equity determined to be attributable to a given Kemper Corporation reporting unit using the Allocated Equity Model.
Allocated Equity Model is defined as the method developed to allocate equity to the business units of Kemper Corporation based on a risk-adjusted statutory requirements (to be determined annually), adjusted for certain GAAP balances. The risk-adjusted share of all investments and the associated tax balances are allocated to Kemper’s business units using BCAR (AM Best’s Capital Adequacy Ratio) as the risk model using a three-step approach:

1)	BCAR derived allocation factors are specifically determined by business unit.

2)	Specifically identified GAAP balances are allocated to operating equity.

3)	Remaining balances, investment capital and investment income are allocated using factors determined in step 1.

Return on Allocated Equity is defined as the simple average of the three annual Returns on Allocated Equity, which shall be computed by dividing the sum of GAAP Net Operating Income as reported in the Management Reports for each of the three years in the Performance Period by the sum of the Average Allocated Equity for each of the three years.
Adjustments to Net Operating Income:
Net Operating Income is defined as total GAAP Net Income excluding realized investment gains and losses and other than temporary impairments. Net Operating Income is subject to certain adjustments as described below.

a)	Net Operating Income shall exclude Net Investment Income to the extent the Net Investment Income relates to excess capital as determined on a basis consistent with the Allocated Equity Model.

b)
The amount of Total Losses & LAE included in the calculation of GAAP Net Operating Income for purposes of the 2013 Multi-Year Incentive Awards shall be adjusted for CAT losses so that CAT Losses shall not exceed 1.5 times or be less than 0.5 times Planned CAT Losses for the Total P&C Group.

APPENDIX B
Kemper Corporation Executive Performance Plan
Effective February 4, 2014

1.
Purpose. The Kemper Corporation Executive Performance Plan (the “Plan”) is designed to attract and retain the services of selected employees of Kemper Corporation (the “Company”) and its Affiliates who are in a position to make a material contribution to the success of the enterprise. The Plan shall become effective February 4, 2014, subject to approval by shareholders of the provisions of the Plan that are required to be approved by shareholders in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Definitions. The following definitions shall apply for purposes of the Plan:

2.1
“Affiliate” means any person or entity controlled directly or indirectly by the Company, whether by equity ownership, contract or otherwise and shall include direct or indirect subsidiaries of the Company and mutual companies the management of which is controlled by the Company and its subsidiaries.

2.2	“Award” means an amount payable to a Participant pursuant to Section 4 of the Plan, including Annual Awards and Multi-Year Awards.

2.3
“Annual Award” means an Award that is earned over one Plan Year, based on the Performance Formula that the Committee establishes for that Plan Year payable to a Participant pursuant to Section 4 of the Plan.

2.4	“Board of Directors” means the Board of Directors of the Company.

2.5	“Compensation Committee” or “Committee” means the Compensation Committee of the Board of Directors.

2.6	“Corporate Performance Measures” means the corporate performance goals upon which the payment of an Award may be conditioned, which are set forth in Exhibit A.

2.7	“Maximum Award Payout” means the actual share of the Bonus Pool designated to a Participant by the Committee for any Performance Period under any Annual Award or Multi-Year Award.

2.8
“Multi-Year Award” means an Award that is earned over more than one Plan Year, based on the Performance Formula that the Committee establishes (i) in the Plan Year the Award is granted or (ii) separately during each Plan Year of the Multi-Year Award, payable to a Participant pursuant to Section 4 of the Plan.

2.9
“Participant” means, for each Performance Period, each employee of the Company or an Affiliate who is a “covered employee” (as defined in Code Section 162(m)) for the last Plan Year within that Performance Period. Notwithstanding anything in the Plan to the contrary, (a) the Committee may, in its sole discretion, specify that an award to an employee of the Company or an Affiliate who is a “covered employee” under another compensation plan sponsored by the Company for a Performance Period be treated as an Award under the Plan.

2.10
“Performance Formula” shall mean, for a Performance Period, the one or more objective, performance-based formulas approved by the Committee under Section 3, which shall be applied against the relevant performance results for the Performance Period to determine, with regard to the Award of each Participant, whether all, some portion, or none of the Award has been earned for the Performance Period.

2.11	“Performance Period” consists of one or more Plan Years applicable to an Award.

2.12	“Plan Year” means a calendar year.

2.13
“Section 162(m)” means, Code Section 162(m), including any proposed or final regulations and other guidance issued thereunder by the U.S. Department of the Treasury and/ or the Internal Revenue Service.

3.	Determination of Bonus Pool.

3.1
Not later than ninety (90) calendar days after the beginning of each Plan Year (or, if longer or shorter, within the maximum period allowed under Section 162(m)), the Committee shall approve in writing one or more Performance Formulas that the Committee expects to create one or more pools of funds (the “Bonus Pool(s)”) that will apply to Awards granted under the Plan. Any Performance Formulas so established by the Committee shall be based on one or more Corporate Performance Measures.

3.2
The Committee may, in its sole discretion, at the time that it determines any Performance Formulas or any time thereafter, adjust any Corporate Performance Measures to exclude the impact of any unusual or non-recurring item the Committee deems not reflective of the Company’s core operating performance, which occurs during a Performance Period including, but not limited to: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting or tax principles, or other laws or provisions affecting reported results; (d) any reorganization, restructuring or discontinued operations; (e) extraordinary nonrecurring items as determined by reference to accounting principles generally accepted in the United States and/or as described in the Company’s reports filed with the Securities and Exchange Commission for periods within the applicable Performance Period; (f) acquisitions or divestitures; (g) catastrophic losses; (h) foreign exchange gains or losses; (i) extraordinary events; (j) financing activities; and (k)

recapitalizations (including stock splits and dividends).  In addition, the Committee may, in its discretion, make adjustments to the established performance metrics applicable to such Award to reflect changes to the job responsibilities of the Participant or the structure of the Company or its Affiliates that relate directly to such established performance metrics for all or a portion of the applicable Performance Period; provided, however, that the Committee shall not adjust any  Corporate Performance Measure to the extent that such action would cause any Award granted for the applicable Performance Period to fail to qualify as “performance-based compensation” under Section 162(m).

4.	Awards.

4.1
When the Committee approves the Performance Formulas under which a Bonus Pool will be created for a Plan Year or other Performance Period, the Committee, in its sole discretion, shall assign shares of the Bonus Pool for that Performance Period to those individuals whom the Committee designates as Participants for that Plan Year or other Performance Period; provided that such shares shall not exceed, in the aggregate, one hundred percent (100%) of the Bonus Pool. The actual share of the Bonus Pool designated to a Participant by the Committee for any Performance Period shall be the Participant’s Maximum Award Payout. The Committee’s designation of shares of the Bonus Pool need not be uniform among Participant’s or Plan Years. The Maximum Award Payout to a Participant in any one Plan Year under an Annual Award may not exceed $3,000,000, and the Maximum Award Payout paid to a Participant in any one Plan Year under a Multi-Year Award may not exceed $3,000,000.

4.2
Notwithstanding the provisions of Section 4.1, in determining the actual amount payable to a Participant for a Performance Period the Committee may, in its sole discretion, reduce or eliminate the amount indicated by the Participant’s Maximum Award Payout at any time prior to the payment of an Award to a Participant; provided, however, that in no event shall the exercise of such negative discretion with respect to a Participant result in an increase in the amount payable to another Participant.

4.3
The Committee shall not have the discretion to (a) provide payment or delivery in respect of any Awards for a Performance Period in excess of the Bonus Pool or any Participant’s Maximum Performance Award for such Performance Period, or (b) increase a Participant’s Maximum Award Payout above the limitations set forth in Section 4.1 above.

5.
Eligibility for Payment of Awards. No Participant shall be entitled to payment of an Award hereunder until the Committee certifies in writing the total amount in the Bonus Pool created by achievement of the Performance Formulas for that Performance Period, the Maximum Award Payout for each Participant for the Performance Period, and any other material terms of the Plan have in fact been satisfied. (Such written certification may take the form of minutes of a meeting of the Committee.)

6.    Form and Timing of Payment of Awards.

6.1	Award payouts shall be made in cash and may be subject to such additional restrictions as the Committee, in its sole discretion, shall impose.

6.2
Subject to Sections 4 and 5, Awards shall be paid at such time as the Committee may determine, but no later than two and one-half (2½) months after the end of the last Plan Year of the Performance Period.

7.	Administration.

7.1	The Plan shall be administered by the Compensation Committee.

7.2
Subject to the provisions of the Plan, the Committee shall have exclusive power to determine the amounts that shall be available for Awards each Plan Year and to establish the guidelines under which the Awards payable to each Participant shall be determined.

7.3
The Committee’s interpretation of the Plan, grant of any Award pursuant to the Plan, and all actions taken within the scope of its authority under the Plan, shall be final and binding on all Participants (or former Participants) and their executors.

7.4	The Committee shall have the authority to establish, adopt or revise such rules or regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan.

8.
Amendment and Termination. The Committee may amend any provision of the Plan at any time; provided that no amendment that requires shareholder approval in order for Award payouts made pursuant to the Plan to be deductible under the Code, as amended, may be made without the approval of the shareholders of the Company. The Committee shall also have the right to terminate the Plan at any time.

9.	Miscellaneous.

9.1
The fact that an employee has been designated a Participant shall not confer on the Participant any right to be retained in the employ of the Company or one or more of its Affiliates, or to be designated a Participant in any subsequent Plan Year.

9.2
The Plan shall not be deemed the exclusive method of providing incentive compensation for an employee of the Company and its Affiliates, nor shall it preclude the Committee or the Board of Directors from authorizing or approving other forms of incentive compensation.

9.3	All expenses and costs in connection with the operation of the Plan shall be borne by the Company and its subsidiaries.

9.4
The Company or Affiliate making a payment under the Plan shall withhold therefrom such amounts as may be required by federal, state or local law, and the amount payable under the Plan to the person entitled thereto shall be reduced by the amount so withheld.

9.5	The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Illinois to the extent not superseded by federal law.

9.6
If the Committee so determines, the provisions of the Plan that are subject to shareholder approval in accordance with Section 162(m) shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth (5th) year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m). Nothing in this Section, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

EXHIBIT A
Corporate Performance Measures
The corporate performance goals upon which the payment of an Award may be conditioned shall be limited to the following “Corporate Performance Measures”:

(a)	Net earnings or net income (before or after taxes);

(b)	Operating earnings per share;

(c)	Net sales or revenue growth;

(d)	Operating income and/or average increase in dollars of operating income of the Company or any of its Affiliates or operating units;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, investment portfolio performance returns or yields, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction;

(p)	Working capital targets;

(q)	Bad debt experience;

(r)	Reduction in costs;

(s)	Income from continuing operations, before or after taxes;

(t)	Value returned to shareholders, including or excluding dividends paid or share repurchases;

(u)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

(v)	Insurance company underwriting income, combined ratios, loss ratios or expense ratios.

Any Corporate Performance Measure(s) may be defined in accordance with generally acceptable accounting principles or otherwise, and may be used to measure the performance of the Company and its Affiliates on a consolidated basis, or any Affiliate or business unit or segment of the Company individually, or any combination thereof, as the Committee may deem appropriate. Any Corporate Performance Measure may also be compared against similar measures for a group of comparator or peer companies, or against a published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Corporate Performance Measure (j) above as compared to various stock market indices. Any Corporate Performance Measure that refers to “income” may include or exclude all or a portion of catastrophe losses, catastrophe loss adjustment expenses, and/or gains or losses on investments.

EVA® is a registered trademark of Stern Stewart & Co.

Kemper Corporation
Annual Meeting of Shareholders
May 7, 2014
kemper.com

KEMPER

KEMPER CORPORATION
ONE E. WACKER DRIVE
10TH FLOOR
CHICAGO, IL 60601

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 10:59 P.M. Central Daylight Time on May 6, 2014. Voting of all 401(k) Plan shares must be completed by 1:00 A.M. Central Daylight Time on May 5, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Daylight Time on May 6, 2014. Voting of all 401(k) Plan shares must be completed by 1:00 A.M. Central Daylight Time on May 5, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
01 James E. Annable	☐	☐	☐
02 Douglas G. Geoga	☐	☐	☐
03 Julie M. Howard	☐	☐	☐
04 Robert J. Joyce	☐	☐	☐
05 Wayne Kauth	☐	☐	☐
06 Christopher B. Sarofim	☐	☐	☐
07 Donald G. Southwell	☐	☐	☐
08 David P. Storch	☐	☐	☐
09 Richard C. Vie	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, custodian, or corporate officer, please give full title as such. Joint owners must each sign.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: The proxies are authorized to vote in their discretion on other business as may properly come before the meeting or any adjournment or postponement thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000197018_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

KEMPER CORPORATION
Annual Meeting of Shareholders
May 7, 2014 10:00 A.M. Central Daylight Time
This proxy is solicited by the Board of Directors

The undersigned appoints Donald G. Southwell and C. Thomas Evans, Jr. as proxies, each with the power of substitution, to vote all shares of KEMPER CORPORATION common stock of the undersigned held as of March 10, 2014, at the Annual Meeting of Shareholders to be held at 10:00 A.M., Central Daylight Time on May 7, 2014, at The Kemper Building, One East Wacker Drive, 20th Floor, Chicago, IL 60601, and any adjournment or postponement thereof, upon matters set forth on the reverse side of this card. This proxy card also constitutes confidential voting instructions for all shares, if any, credited to the account of the undersigned in the Kemper Corporation 401(k) Savings Plan (the Plan) to Wells Fargo Bank, N.A. as Trustee for the Plan. Voting instructions for Plan shares must be received by 1:00 A.M. Central Daylight Time on May 5, 2014.

This proxy, when properly executed and timely returned, will be voted as instructed herein by the undersigned shareholder. If returned without voting instructions for any of the proposals, this proxy will be voted FOR such proposals. However, any 401(k) Plan shares covered by any such proxy will instead be voted by the Plan trustee in proportion to all properly voted Plan shares, in accordance with the Plan document.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000197018_2 R1.0.0.51160

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 07, 2014

KEMPER CORPORATION

KEMPER

KEMPER CORPORATION
ONE E. WACKER DRIVE
10TH FLOOR
CHICAGO, IL 60601

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 10, 2014
Date: May 07, 2014 **Time:** 10:00 AM CDT
Location: The Kemper Building
One East Wacker Drive
20th Floor
Chicago, IL 60601

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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0000197017_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000197017_2 R1.0.0.51160

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 James E. Annable

02 Douglas G. Geoga

03 Julie M. Howard

04 Robert J. Joyce

05 Wayne Kauth

06 Christopher B. Sarofim

07 Donald G. Southwell

08 David P. Storch

09 Richard C. Vie

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

4. Advisory vote on compensation of the Named Executive Officers.

NOTE: The proxies are authorized to vote in their discretion on other business as may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

→ 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
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0000197017_3 R1.0.0.51160

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000197017_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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